UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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Bed Bath & Beyond Inc.

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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message from the president and chief executive officer, and the chair of the board of directors

MAY 17, 2021

to our shareholders:

In a year dominated by one issue above all else, we start by reflecting on how the COVID-19 pandemic shaped our Company. We took actions that we never could have imagined – closing the vast majority of our stores, placing so many of our people on furlough, and reinventing and adapting service models overnight. In our communities and amongst our own, so many families have lost loved ones, suffered ill health and had their lives turned upside down.

Throughout this time, we prioritized the health and well-being of our associate teams, customers and communities and we are so proud of how our people came together to deliver for one another and the millions of people who count on us. From introducing comprehensive new safety plans across our operations and stores, to our work to support communities in need through our Bringing Home Everywhere donation program, we came together to deliver when people needed it most. We will build on this work with a comprehensive ESG strategy that embeds action into our transformation plans in support of our People, Communities and Planet.

Building a strong foundation for the future

Our homes are the epicenter of our lives and, during these unusual times, we have stayed true to our purpose – to make it easy to feel at home with Bed Bath & Beyond. We have continued our efforts to rebuild the foundations of this iconic business we call home. We established an entirely new leadership team, with world class retail and digital experience, which helped design and shape the growth strategy that will define our future. These leaders are relentlessly focused on taking measured, purposeful steps needed to transform our Company. Our board of directors was highly engaged in governance and oversight of the Company’s response to COVID-19 and with the formation and progress of its transformation strategy.

2020 was a pivotal year for Bed Bath & Beyond and a year of fast-paced transformation in which we addressed the past, overcame extraordinary circumstances of the present and established a firm foundation for the Company’s future.

We substantially improved our financial position through prudent cash management, financial remodeling and streamlining our portfolio — releasing capital from non-core assets and restructuring our debt. Importantly, we returned to positive comparable sales and adjusted EBITDA margin growth in the second quarter, after four years of declines. We continued this positive momentum throughout the rest of the year and are now in a significantly stronger financial position. The capital unlocked from non-core assets enabled us to invest to fuel growth and support our customers and our people.

2021 proxy statement	3

MESSAGE FROM THE PRESIDENT AND CEO, AND THE CHAIR OF THE BOARD OF DIRECTORS

Investing in our omni-always strategy

Our most consequential investments were deployed in executing our new digital-first, omni-always strategy, providing our customers with safe, easy and convenient services that make it easier than ever to shop with us. New options like BOPIS, Curbside Pickup, Same Day Delivery and over a hundred meaningful improvements to our digital experience enabled us to surpass $3 billion in digital sales. We saw more than 1 billion visits to our websites and increased our online conversion rate by 30 percent. Truly remarkable.

Unlocking the potential of Bed Bath & Beyond

As we enter our 50th year, we will continue to be customer-inspired in everything we do, building authority in our core Home, Baby, Beauty and Wellness markets with new omni-always services, launching at least eight Owned Brands, reimagined stores and so much more. We believe our plans will unlock growth, deliver sustainable shareholder value, enable associates to contribute to their full potential, and help our customers to Home, Happier.

In light of public health considerations, this year we are again offering shareholders the opportunity to virtually attend our Annual Meeting of Shareholders. Whether or not you expect to attend, your vote is very important and we ask that you cast your vote regardless of the number of shares you hold. We look forward to discussing our plans for the Company’s future at the Annual Meeting.

Mark J. Tritton President and Chief Executive Officer	Harriet Edelman Chair of the Board of Directors

4

notice of 2021 annual meeting of shareholders

Items of Business	Board Voting Recommendations

DATE AND TIME
Thursday, June 17, 2021
10:00 A.M.
Eastern Daylight Time

VIRTUAL MEETING LOCATION
www.virtualshareholder meeting.com/BBBY2021

WHO CAN VOTE
You can vote if you were a shareholder of record as of the close of business on May 3, 2021.

PRINCIPAL EXECUTIVE OFFICE
650 Liberty Avenue,
Union, NJ 07083

PROPOSAL 1 To elect ten directors to serve until the Annual Meeting in 2022 and until their respective successors have been elected and qualified.	FOR each director nominee
PROPOSAL 2 To ratify the appointment of KPMG LLP as independent auditors for fiscal 2021.	FOR
PROPOSAL 3 To approve, by non-binding vote, the 2020 compensation paid to the Company’s Named Executive Officers (NEOs) (commonly known as a “say-on-pay” proposal).	FOR

Such other business as may properly be brought before the Annual Meeting or any adjournment or adjournments.

proxy voting

It is important that your shares be represented and voted at the Annual Meeting of Shareholders (the “Annual Meeting”) of Bed Bath & Beyond Inc. (the “Company,” “we,” or “us”), a New York corporation. Whether or not you plan to attend the Annual Meeting, we urge you to vote online, via telephone or to fill out the enclosed proxy card and return it to us in the envelope provided prior to the date of the Annual Meeting. No postage is required. Proxies are being solicited by the Board to be used at the Annual Meeting and the approximate date on which this Proxy Statement and accompanying Form of Proxy will be mailed to shareholders is on or about May 17, 2021.

Due to continuing concerns regarding the COVID-19 pandemic and to assist in protecting the health and well-being of our shareholders and our associates, this year’s Annual Meeting will be in a virtual-only meeting format. Shareholders will be able to listen, vote and submit questions via the internet by visiting www.virtualshareholdermeeting.com/BBBY2021. Please retain the 16-digit control number included on your proxy card or in the voting instructions that accompanied your proxy materials as you will need this number to attend the meeting virtually, vote at the meeting or to submit a question to management at the meeting. We have designed the virtual meeting to offer the same participation opportunities as an in-person meeting.

Although we intend to hold our Annual Meeting virtually, in the event that New York State law does not allow virtual-only meetings at the time of our Annual Meeting, we will also hold an in-person meeting at the same date and time at our principal executive office at 650 Liberty Avenue, Union, NJ 07083 in addition to the virtual meeting. In such case, we will announce the decision to do so at least one week in advance of the Annual Meeting,by press release and in a filing with the U.S. Securities and Exchange Commission (the “SEC”), as well as in materials made available at www.bedbathandbeyond.com/annualmeeting2021, and we strongly encourage you to check this website prior to the Annual Meeting. Note that the decision to proceed with a virtual-only meeting this year does not necessarily mean that we will utilize a virtual-only format or any means of remote communication for future annual meetings.

Important Notice Regarding the Availability of Proxy Material for the Annual Meeting of Shareholders to be held on June 17, 2021:

This Notice of the 2021 Annual Meeting of Shareholders, Proxy Statement and the Company’s 2020 Annual Report are available at www.bedbathandbeyond.com/annualmeeting2021.

2021 proxy statement	5

3	message from the president and chief executive officer, and the chair of the board of directors
5	notice of 2021 annual meeting of shareholders
7	fiscal 2020 highlights
10	voting roadmap
13	our board of directors and corporate governance
13	PROPOSAL 1—election of directors
20	how we are selected and evaluated
22	how we are governed and govern
32	environmental, social and governance (ESG)
34	how we are paid
36	how we engage with and listen to our shareholders; how to communicate with us
37	audit matters
37	PROPOSAL 2—ratification of the appointment of auditors for fiscal 2021
37	appointment of KPMG LLP
37	fees paid to KPMG LLP for services and products
38	pre-approval policies and procedures
38	audit committee report for the fiscal year ended february 27, 2021
39	information about our executive officers
40	executive compensation
40	PROPOSAL 3—approval, by non-binding vote, of the 2020 compensation paid to the Company’s NEOs
41	message from the chair of our compensation committee
43	compensation discussion & analysis (CD&A)
43	CD&A summary
48	how we design our executive compensation program
50	how we consider shareholder feedback
51	how our NEOs were paid in 2020
56	fiscal 2020 NEO compensation decisions
61	our compensation decision-making process
62	additional compensation information
65	compensation tables
65	summary compensation table for fiscal 2020, fiscal 2019 and fiscal 2018
67	grants of plan based awards
68	outstanding equity awards at fiscal year-end
69	option exercises and stock vested
70	employment agreements and potential payments upon termination or change in control
78	CEO pay ratio
79	our shareholders
79	security ownership of certain beneficial owners and management
81	other matters
81	frequently asked questions
85	householding
85	next year’s annual meeting
86	cautionary note regarding forward-looking statements
87	appendix A
87	non-GAAP financial measures

6

fiscal 2020 highlights

fiscal 2020: a year of fast-paced transformation enhances strategic position for sustained success strengthened our financial foundation

During a year of significant challenges, we addressed the past, overcame the extraordinary circumstances of the present and established a firm foundation for the future. Despite the new environment created by the COVID-19 pandemic, we relentlessly focused on taking purposeful and bold steps to transform our entire organization and continued our plans to rebuild our authority in Home and restore our iconic Company.

✓$9 billion in net sales
✓3 consecutive quarters of comparable sales growth, following 4 years of decline
✓Pivoted to sustained adjusted gross margin expansion
✓$2.1 billion total liquidity position
✓~$1 billion gross debt reduction vs fiscal 2019
✓>$600 million in proceeds generated from asset sales; 5 non-core banners divested

✓$508 million in SG&A savings resulting from cost-cutting initiatives, divestitures and store closures
✓$422 million or 20% inventory reduction vs fiscal 2019
✓$375 million of capital returned to shareholders through accelerated share repurchases
✓$151 million net loss
✓$197 million adjusted EBITDA*

unlocked our digital-first, omni-always model

We accelerated change in our operations to create a more competitive omni-always shopping experience with the introduction of new services like Buy Online Pickup In Store (BOPIS), Curbside Pickup, Same Day Delivery and over 100 meaningful improvements to our digital experience. Our teams acted with agility to address the changing needs of our customers and significantly advanced our integrated omni-channel strategy.

✓>$3 billion of digital sales; +83% vs fiscal 2019
✓>1 billion digital visits; 30% increase in conversion vs fiscal 2019
✓11 million new digital customers; +95% vs fiscal 2019
✓>4 million customers placed a BOPIS order; BOPIS represented 14% of digital sales
✓>3 million app downloads ✓37% of digital sales fulfilled by our stores ✓34% of customers placed 2+ digital orders established a world class team

We strengthened our executive team with new leaders in Merchandising, Marketing, Digital, Stores, Operations, Finance, Legal and Human Resources. These new leaders helped design and shape the growth strategy that will define our future while ensuring the business delivered successfully for our customers.

New leaders bring expert industry experience:

cared for our associates, customers & communities

Throughout the COVID-19 pandemic, we have prioritized the health and safety of our associates and communities, while continuing to serve our customers and invest in our future growth.

✓Launched Comprehensive Store Safety Plan to protect our 38,000 associates and 37 million customers ✓100% of our stores introduced BOPIS & contactless Curbside Pickup	✓Established $10 million Bringing Home Everywhere donation program to support communities in need
*	Adjusted EBITDA is a non-GAAP financial measure. See Appendix A for a reconciliation of GAAP to non-GAAP measures used in this proxy statement.

2021 proxy statement	7

FISCAL 2020 HIGHLIGHTS

people & culture highlights

We strive to create a work environment in which all of our associates can thrive, and recognize that how we prepare our associates for future leadership success at Bed Bath & Beyond—and their broader lives—is fundamental to that vision.

diversity, equity and inclusion

Creating a welcoming environment that feels like home for all our associates requires a deep-rooted sense of belonging and acceptance. That’s why we’ve made diversity, equity and inclusion (DE&I) a top priority. Women and racially and/ or ethnically diverse individuals comprise a significant percentage of our associate team as a whole. We will continue to focus on improving diverse representation at leadership levels as part of our ongoing DE&I program.

	racial and/or ethnically diverse representation	women representation
our associates	50%	70%
our Board	10%	60%	includes the Chair of the Board and the Chair of the Nominating & Corporate Governance Committee

learning and development

We plan to implement a comprehensive learning and development (L&D) program to create a center of excellence that positions us as a learning organization prepared for the future. This will include significantly expanding our skill development program, including offering a series of upskilling trainings designed to provide technical and competency-based skills to associates that are applicable to a range of career paths. We view our L&D program as a catalyst for our three-year strategic transformation, and are emphasizing equitable participation in L&D opportunities across our associate groups.

total rewards

To attract, retain and engage associates, we are modernizing our total rewards program, including redefining our compensation and benefits offerings. We adopted our first short-term cash incentive bonus plan in fiscal 2020, directly linking compensation to the Company’s financial results. We also overhauled our long-term equity incentive program to emphasize stock ownership and ensure market competitive rewards. For fiscal 2020 and in recognition of the extraordinary year, we were excited to provide a cash bonus to associates across the Company, including a Frontline Recognition Bonus for store and supply chain hourly associates.

focus on well-being

We strongly believe that physical and mental well-being lies at the core of a productive, engaged and thriving workforce and draws out the best in each associate. We introduced a series of well-being initiatives designed to enable our associates to re-charge, de-stress and find peace and focus.

health and safety

We keep our associates safe by adhering to safety standards and adopting safe work practices. In addition, we conduct workplace training for all associates upon hire. Training is repeated as needed to maintain skill levels and awareness, and reinforced through monthly safety topics and stand-up meetings. We also implemented additional comprehensive health and safety measures in response to the COVID-19 pandemic.

8

FISCAL 2020 HIGHLIGHTS

our COVID-19 response

The COVID-19 pandemic materially disrupted our operations

●	In compliance with relevant government directives, we closed all our retail banner stores across the US and Canada in March 2020, except for most stand-alone buybuy BABY and Harmon Face Value stores, which were categorized as essential given the nature of their products.
●	In May 2020, we announced a phased approach to re-open our stores in compliance with relevant government directives, and as of the end of July 2020, nearly all our stores had reopened.
●	In conjunction with the temporary store closures, we implemented additional cost reductions, including a furlough of the majority of store associates and a portion of corporate associates. Nearly all associates who were subject to furlough returned to work as of the third quarter of fiscal 2020.
●	We provided furloughed store associates with applicable pay and benefits through the beginning of April 2020 and furloughed corporate associates with pay and benefits through mid-April 2020.
●	We continued to pay 100% of the cost of healthcare premiums for all associates who participated in our health plan.
●	We implemented a temporary 30% reduction in salaries of our executive team through May 16, 2020, and a temporary 30% reduction in the quarterly cash compensation of the independent members of the Board for the first quarter of fiscal 2020.
●	We also modified our fiscal 2020 capital investments, focusing on our core business and key projects that support our digital-first, omni-always strategy.

We prioritized the health and safety of our associates and customers and established a comprehensive COVID-19 store safety plan

●	We implemented rapid response programs for our associates, including COVID-19 protocols and safety tips to keep our teams safe.
●	In our stores and distribution centers, we mitigated COVID-19 risk with masks, cleaning, distancing, associate temperature checks and other measures.
●	We emphasized transparency and communication to our associates, providing them with weekly “essential updates.”

We continued to serve our communities

●	By implementing our Store Safety Plan, we were able to provide immediate access to essential baby, health and hygiene items at the height of the public health crisis through our buybuy BABY and Harmon Face Value stores.
●	We reengineered our distribution network to mobilize some Bed Bath & Beyond stores as local fulfillment centers.
●	We launched new safe, easy and convenient services like BOPIS and contactless Curbside Pickup.
●	We improved our omni-channel experience and launched a re-designed website to help customers shop online.
●	In May 2020, we announced our plan to donate $10 million of essential items to those affected by the COVID-19 pandemic. Our ‘Bringing Home Everywhere’ program delivered products that provide home comfort and essential support to communities and those on the frontline of the pandemic across the US and Canada. This program was enabled by our strong, long-running partnership with Good360, a global leader in product philanthropy and purposeful giving.

2021 proxy statement	9

voting roadmap

PROPOSAL 1 election of directors	The Board recommends a vote FOR each director nominee
See page 13

our director nominees at-a-glance

Name, Age and Primary Occupation	Independent	# of other Current Public Company Directorships	Director Since	Committees
				A	C	N
Harriet Edelman, 65 (Chair) Vice Chair, Emigrant Bank		2	2019
John E. Fleming, 62 Private investor and public company director		0	2019
Sue E. Gove, 62 President, Excelsior Advisors, LLC		2	2019
Jeffrey A. Kirwan, 54 Chairman, Maurices Inc.		0	2019
Virginia P. Ruesterholz, 60 Former Executive Vice President, Strategic Initiatives, Verizon Communications, Inc		1	2017
Joshua E. Schechter, 48 Private investor and public company director		3	2019
Mark J. Tritton, 57 President and Chief Executive Officer, Bed Bath & Beyond Inc.		1	2019
Andrea M. Weiss, 66 Founding Partner, The O Alliance, LLC; Chief Executive Officer and Founder, Retail Consulting Inc.		3	2019
Mary A. Winston, 59 Founder and President, WinsCo Enterprises Inc.		3	2019
Ann Yerger, 59 Advisor, Spencer Stuart North America Board Practice		0	2019

A	Audit Committee	C	Compensation Committee	N	Nominating & Corporate Governance Committee	Committee Chair	Audit Committee Financial Expert

10

VOTING ROADMAP

demographics

tenure 100% appointed within the last 4 years

women representation 60% includes the Chair of the Board and the Chair of the Nominating & Corporate Governance Committee

racial and/or ethnically diverse representation 10%

age 59 average age

independence 90% Independent 1 non-independent (CEO)

skills and experience

core skills for oversight of our strategy

core skills for effective board oversight and corporate governance

2021 proxy statement	11

VOTING ROADMAP

PROPOSAL 2 ratification of auditors	The Board recommends a vote FOR this proposal
See page 37

PROPOSAL 3 say-on-pay	The Board recommends a vote FOR the approval, by non-binding vote, of the 2020 compensation paid to the Company’s NEOs
See page 40

TOTAL DIRECT COMPENSATION (AT TARGET)

CEO	Average Other NEOs

88% AT-RISK	76% AT-RISK

12

our board of directors and corporate governance

PROPOSAL 1 election of directors
The Board recommends that the shareholders vote FOR the election of the ten nominees as directors who we are

The Board, upon recommendation of its Nominating and Corporate Governance Committee, has nominated the ten people named below for election as directors, with all ten individuals being nominated to serve for a one-year term until the 2022 Annual Meeting and until their respective successors have been elected and qualified. All of the nominees for director currently serve as directors, and all of the nominees were elected by the Company’s shareholders at the 2020 Annual Meeting. In connection with the Nominating and Corporate Governance Committee and Board’s consideration of nominees for election at the 2021 Annual Meeting, current directors Johnathan B. Osborne and Harsha Ramalingam have each notified the Board of their intention not to stand for reelection.

Information concerning our nominees as of the record date, and the key experience, qualifications and skills they bring to our Board, is provided below. A particular director may possess additional experience, qualifications, attributes or skills, even if not expressly indicated. Our Board’s diversity, tenure, age and independence are also shown below. The Board recommends that shareholders vote FOR the election of the ten director nominees.

demographics of director nominees

tenure	age	racial and/ or ethnically diverse representation	women representation	independence

100%	59	10%	60%	90%
appointed within the last 4 years	average age		includes the Chair of the Board and the Chair of the Nominating & Corporate Governance Committee	are independent; one non-independent director is the CEO

2021 proxy statement	13

OUR BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

the core skills we seek from directors and why

CORE SKILLS FOR OVERSIGHT OF OUR STRATEGY

Bed Bath & Beyond is engaged in a strategic transformation to become the preferred omni-channel home destination driven by teams consistently delivering balanced durable growth.

Our Board has identified certain core skills necessary to effectively oversee management and implement our transformation strategy.

CORE SKILLS FOR EFFECTIVE BOARD OVERSIGHT AND CORPORATE GOVERNANCE

Our Board values directors with experience successfully leading and serving on the Boards of other large, complex businesses.

In addition, our director nominees bring an important mix of additional attributes and qualifications to our Board, including diversity of gender, race and/or ethnicity and background.

Digital/ Omni-channel	Operations Management Experience	CEO Experience	Public Company Board Service
Growth/Business Transformation	Retail Industry Experience	Financial Literacy	Risk Management
International Experience	Senior Leadership & Strategic Planning	Public Affairs/ Corporate Governance
Marketing (including Digital Marketing)/ Personalization/ Customer Experience

BED BATH & BEYOND DIRECTOR CORE SKILLS MATRIX

	Core Skills for oversight of our strategy	Core Skills for effective Board oversight and corporate governance

Harriet Edelman, Chair
Mark J. Tritton
John E. Fleming
Sue E. Gove
Jeffrey A. Kirwan
Virginia P. Ruesterholz
Joshua E. Schechter
Andrea M. Weiss
Mary A. Winston
Ann Yerger

The Board has considered each director based on the experiences, qualifications and skills indicated above in concluding such director should serve on our Board.

14

OUR BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

board nominees and qualifications

Harriet Edelman

Vice Chair, Emigrant Bank

Age: 65

Chair of the Board since May 2020

Independent Director since 2019

ALSO, Harriet is a loyal and energetic customer of Bed Bath & Beyond, whose other passions include family, music and exercise.

EXPERIENCE

2010 – present: Vice Chair, Emigrant Bank
2008 – 2010: Special Advisor to the Chairman, Emigrant Bank
1979 – 2008: Senior Vice President, Chief Information Officer, Head of Business Transformation and member of Executive Committee; Senior Vice President, Global Supply Chain; and various senior leadership positions in Sales, Marketing and New Product Development, Avon Products, Inc.

EDUCATION

●	Bachelor of Music, Bucknell University
●	MBA, Fordham Gabelli School of Business

PUBLIC BOARD MEMBERSHIPS

●	Assurant, Inc.
●	Brinker International, Inc.

SELECT NOT-FOR-PROFIT

●	Bucknell University Board of Trustees, Vice Chair (until 2020)

Mark J. Tritton President and Chief Executive Officer, Bed Bath & Beyond Inc. Age: 57 Director since 2019 ALSO, Mark has a passion for food and cooking, and is a lover of music of all kinds.

EXPERIENCE

2019 – present: President and Chief Executive Officer, Bed Bath & Beyond Inc.
2016 – 2019: Executive Vice President and Chief Merchandising Officer, Target Corporation
2009 – 2016: Executive Vice President and Division President of the Nordstrom Product Group, Nordstrom, Inc.
2004 – 2008: Group Vice President, Global CasualGear Footwear & Apparel, Timberland LLC
1999 – 2004: Various positions including General Manager, Europe, Middle East & Africa Apparel, Nike, Inc.

EDUCATION

●	Bachelor of Education in English and History, University of Sydney, Australia

PUBLIC BOARD MEMBERSHIPS

●	Nordstrom, Inc.

SELECT NOT-FOR-PROFIT

●	St. Jude Children’s Research Hospital

2021 proxy statement	15

OUR BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

John E. Fleming

Private investor and public company director

Age: 62

Independent Director since 2019

ALSO, John is from a four-generation hockey family and enjoys travel, cooking, hiking and being near water.

EXPERIENCE

2020: Interim Chief Executive Officer of r21Holdings, Inc.
2013 – 2016: Chief Executive Officer of Global eCommerce, Uniqlo Co. Ltd.
2007 – 2010: Executive Vice President, Chief Merchandising Officer, Walmart, Inc.
2005 – 2006: Executive Vice President, Chief Marketing Officer, Walmart, Inc.
2001 – 2005: Chief Executive Officer, Walmart.com
2000 – 2001: Chief Merchandising Officer, Walmart.com
1981 – 2000: Various positions including Senior Vice President of Merchandising, Dayton Hudson

EDUCATION

●	BA, Colorado College

PRIVATE BOARD MEMBERSHIPS

●	UNTUCKit LLC
●	r21Holdings, Inc.
●	The Visual Comfort Group

SELECT NOT-FOR-PROFIT

●	USA Hockey Foundation

Sue E. Gove President, Excelsior Advisors, LLC Age: 62 Independent Director since 2019 ALSO, Sue enjoys golf, tennis and entertaining.

EXPERIENCE

2014 – present: President, Excelsior Advisors, LLC
2017 – 2019: Senior Advisor, Alvarez & Marsal
2012 – 2014: President and Chief Executive Officer, Golfsmith International Holdings, Inc.
2009 – 2012: Chief Financial Officer, Golfsmith International Holdings, Inc.
2008 – 2012: Chief Operating Officer, Golfsmith International Holdings, Inc.
2008 – 2012: Executive Vice President, Golfsmith International Holdings, Inc.
2002 – 2006: Chief Operating Officer, Zale Corporation
1997 – 2003: Chief Financial Officer, Zale Corporation
1980 – 2006: Various senior financial, operating and strategic roles, culminating in the EVP and Chief Operating Officer role, Zale Corporation

EDUCATION

●	BBA, Accounting, University of Texas at Austin

PUBLIC BOARD MEMBERSHIPS

●	Conn’s, Inc.
●	IAA, Inc.
●	Iconix Brand Group, Inc. (until 2019)
●	Logitech International S.A. (until 2018)
●	Autozone, Inc. (until 2017)

PRIVATE BOARD MEMBERSHIPS

●	The Fresh Market

SELECT NOT-FOR-PROFIT

●	The University of Texas System, Audit Committee

16

OUR BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Jeffrey A. Kirwan

Chairman, Maurices Inc.

Age: 54

Independent Director since 2019

ALSO, Jeff is an avid surfer, passionate about travel, enjoys learning about other cultures, spending time with family and continues to practice speaking Mandarin.

EXPERIENCE

2019 – Present: Chairman, Maurices Inc.
2014 – 2018: Global President and Chief Executive Officer, Gap division of The Gap, Inc.
2013 – 2014: Executive Vice President and President, Gap China
2011 – 2013: Senior Vice President, Managing Director and Chief Operating Officer, Gap China
2008 – 2011: Senior Vice President, Stores and Operations, Old Navy
2008: Senior Vice President and General Manager, Old Navy Canada
2007 – 2008: Vice President and General Manager, Old Navy Canada

EDUCATION

●	BS, Rhode Island College
●	Masters of Science, the University of Maryland University College

PRIVATE BOARD MEMBERSHIPS

●	Maurices Inc.

Virginia P. Ruesterholz

Former Executive Vice President, Strategic Initiatives, Verizon Communications, Inc.

Age: 60

Independent Director since 2017

ALSO, Virginia is a Trustee of Stevens Institute of Technology and served as its first and only female Chair of the Board in its 150-year history.

EXPERIENCE

2012: Executive Vice President—Strategic Initiatives, Verizon Communications, Inc.
2009 – 2011: President, Verizon Services Operations – led the Global Business Unit that included the global IP Network, a $40 billion sourcing spend, supply chain and real estate operations
2006 – 2009: President, Verizon Telecom – led the $30 billion business unit for Verizon’s consumer, general business and wholesale customers

EDUCATION

●	BS, Chemical Engineering, Stevens Institute of Technology
●	MS, Telecommunications Management, Brooklyn Polytechnic
●	Honorary Doctorate of Engineering, Stevens Institute of Technology

PUBLIC BOARD MEMBERSHIPS

●	The Hartford Financial Services Group, Inc.
●	Frontier Communications Corporation (until 2019)

SELECT NOT-FOR-PROFIT

●	Stevens Institute of Technology

2021 proxy statement	17

OUR BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Joshua E. Schechter Private investor and public company director Age: 48 Independent Director since 2019 ALSO, Josh enjoys coaching his children’s youth sports teams. He also enjoys reading.

EXPERIENCE

2008 – 2013: Co-President, Steel Partners Japan Asset Management, LP
2001 – 2013: Managing Director, Steel Partners Ltd

EDUCATION

●	BBA, University of Texas at Austin
●	MPA, Professional Accounting, University of Texas at Austin

PUBLIC BOARD MEMBERSHIPS

●	Landec Corp.
●	Support.com
●	Viad Corp
●	Genesco Inc. (until 2019)
●	SunWorks, Inc. (until 2020)

Andrea M. Weiss

Founding Partner, The O Alliance, LLC; Chief Executive Officer and Founder, Retail Consulting Inc.

Age: 66

Independent Director since 2019

ALSO, Andrea resides in Florida with her husband of 38 years where they breed thoroughbred horses.

EXPERIENCE

2014 – present: Founding Partner, The O Alliance, LLC
2002 – present: Chief Executive Officer and Founder, Retail Consulting Inc.
2006 – 2007: Chairman, Grupo Cortefiel
2001 – 2002: President, dELiA*s, Inc.
1998 – 2001: Executive Vice President and Chief Stores Officer, The Limited, Inc.
1996 – 1998: President, Retail Operations, Guess?, Inc.
1992 – 1996: Senior Vice President and Director, Stores, Ann Taylor Stores, Inc.

EDUCATION

●	BFA, Virginia Commonwealth University
●	Masters of Administrative Science, The Johns Hopkins University
●	Post-Graduate Studies at Harvard Business School and The Kellogg School of Management at Northwestern University

PUBLIC BOARD MEMBERSHIPS

●	Cracker Barrel Old Country Store, Inc.
●	O’Reilly Automotive, Inc.
●	RPT Realty
●	Chico’s FAS, Inc. (until 2018)

SELECT NOT-FOR-PROFIT

●	Delivering Good, Inc., Chair of the Board
●	Hampton University Board of Trustees, Vice Chair

18

OUR BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Mary A. Winston Founder and President, WinsCo Enterprises Inc. Age: 59 Independent Director since 2019 ALSO, Mary is passionate about travel, exercise and spending time with family.

EXPERIENCE

2016 – present: President and Founder, WinsCo Enterprises Inc.
2019: Interim Chief Executive Officer, Bed Bath & Beyond Inc.
2012 – 2015: Executive Vice President and Chief Financial Officer, Family Dollar Stores Inc.
2008 – 2012:Senior Vice President and Chief Financial Officer, Giant Eagle, Inc.
2004 – 2007: Executive Vice President and Chief Financial Officer, Scholastic Corporation
2002 – 2004: Vice President, Controller and Treasurer, Visteon Corporation
1995 – 2002: Various positions including Vice President, Global Financial Operations, Pfizer Inc. Pharmaceuticals Group
Started her career as a CPA and auditor at Arthur Andersen & Co.

EDUCATION

●	BBA, Accounting, University of Wisconsin, Milwaukee
●	MBA, Finance, Marketing and International Business, The Kellogg School of Management at Northwestern University
●	CPA
●	NACD Board Leadership Fellow

PUBLIC BOARD MEMBERSHIPS

●	Acuity Brands, Inc.
●	Chipotle Mexican Grill, Inc.
●	Dover Corporation
●	Domtar Corporation (until 2021)

SELECT NOT-FOR-PROFIT

●	The Bechtler Museum of Modern Art
●	National Association of Corp Directors, Carolinas (until 2020)

Ann Yerger

Advisor, Spencer Stuart North America Board Practice

Age: 59

Independent Director since 2019

ALSO, Ann loves spending time with her family and two dogs, and she enjoys visiting and hiking the US national parks.

EXPERIENCE

2019 – present: Member, Grant Thornton Audit Quality Advisory Council
2017 – present: Advisor, Spencer Stuart North America Board Practice
2015 – 2017: Executive Director, Center for Board Matters, Ernst & Young LLP
1996 – 2015: Various positions including Executive Director, Council of Institutional Investors

EDUCATION

●	BA, Economics, Duke University
●	MBA, Tulane University
●	CFA charterholder

PRIVATE BOARD MEMBERSHIPS

●	Hershey Entertainment and Resorts

2021 proxy statement	19

OUR BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

how we are selected and evaluated

Directors are elected at each annual meeting to serve until the next annual meeting and until their respective successors are duly elected and qualified, subject to their earlier death, resignation or removal.

The Board has adopted a policy regarding minimum qualifications for potential directors. These qualifications are considered by the Board and the Nominating and Corporate Governance Committee, together with further core skills deemed useful in the context of an assessment of the current needs of the Board.

The Nominating and Corporate Governance Committee believes the director nominees possess the experience, skills and qualifications established by the Corporate Governance Guidelines and necessary to continue the Company’s strategic transformation. In addition, the Company’s Corporate Governance Guidelines limit the number of outside board memberships of our directors.

Minimum qualifications to
serve as a director:

✓are of high character and integrity;
✓are accomplished in their respective fields, with superior credentials and recognition;
✓have relevant expertise and experience upon which to be able to offer advice and guidance to management;
✓have sufficient time available to devote to the affairs of the Company;
✓are able to work with the other members of the Board and contribute to the success of the Company;
✓can represent the long-term interests of the Company’s shareholders as a whole; and
✓are selected such that the Board represents a range of backgrounds, experience, ages and diversity of gender, race, and ethnicity.
Additional skills for effective Board oversight of our strategy, risk and corporate governance:	Applicable legal and
regulatory requirements:

The Nominating and Corporate Governance Committee also considers applicable legal and regulatory requirements that govern the composition of the Board. Accordingly, (i) a majority of the Board must be comprised of independent directors (as defined by Nasdaq), (ii) at least three members of the Board must have the requisite financial literacy to serve on the Company’s Audit Committee, (iii) at least one member of the Board must satisfy Nasdaq’s “financial sophistication” requirement (and should also be an “audit committee financial expert” (as defined by the SEC)) and (iv) there must be a sufficient number of independent directors to ensure that the Nominating and Corporate Governance Committee, the Audit Committee and the Compensation Committee are each comprised entirely of independent directors.

All members of all Committees are independent

Digital/Omni-
channel Experience
Growth/
Business
Transformation
International
Experience
Marketing
(including Digital
Marketing)/
Personalization/
Customer
Experience
Operations
Management
Experience
Retail
Industry
Experience
Senior Leadership & Strategic Planning CEO Experience Financial Literacy Public Affairs/ Corporate Governance Public Company Board Service Risk Management

consideration of diversity

Qualified candidates for membership on the Board will be considered without regard to race, color, creed, religion, national origin, age, gender, sexual orientation or disability. As detailed in our Corporate Governance Guidelines, the Nominating and Corporate Governance Committee endeavors to include women and racially and/or ethnically diverse candidates in the qualified pool from which Board candidates are chosen and, when nominated and elected, to consider such directors for leadership on the Board and its committees. The Nominating and Corporate Governance Committee reviews and evaluates each candidate’s character, judgment, skills (including financial literacy), background, experience and other qualifications (without regard to whether a nominee has been recommended by the Company’s shareholders), as well as the overall composition of the Board, and recommends to the Board for its approval the slate of directors to be nominated for election at the Annual Meeting. The Nominating and Corporate Governance Committee is committed to, and actively applies, its policy of inclusiveness as a critical component of its board refreshment efforts.

20

OUR BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

board refreshment and succession planning

As part of our continuing Board refreshment initiative, the Nominating and Corporate Governance Committee regularly assesses the current needs of the Board, including through its oversight of the Board’s composition and peer assessment process as further described under “board self-assessment and board composition & peer assessment processes” below. This effort is intended to help ensure that directors possess an appropriate mix of skills and experience, including a balance between new and experienced directors and a further alignment of the attributes of the directors with the Company’s strategic needs, and to help inform the Board’s succession planning process.

The Nominating and Corporate Governance Committee also evaluates our director succession planning needs, including through the consideration of any possible retirements or other departures from the Board and the active consideration of new director candidates that would best complement the skills and attributes of the existing directors, and continue to best position the Board to assess, challenge and oversee the Company’s long-term strategy. The Nominating and Corporate Governance Committee evaluates any candidates against the standards and qualifications set forth in our Corporate Governance Guidelines as well as other relevant factors, including the candidate’s potential contribution to the diversity of the Board.

To assist the Nominating and Corporate Governance Committee in identifying prospective Board nominees when undertaking a search, the Company may retain an outside search firm. The Nominating and Corporate Governance Committee also considers candidates suggested by its members, other directors, management and shareholders.

2021 proxy statement	21

OUR BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

how we are governed and govern

corporate governance at Bed Bath & Beyond

The Board believes that good corporate governance accompanies and aids the Company’s long-term success, and, in coordination with the Nominating and Corporate Governance Committee, regularly reviews the Company’s corporate governance policies and practices. The Investor Stewardship Group (ISG), which includes some of the largest institutional investors and global asset managers and advocates for best practices in corporate governance, has established a framework of governance principles forming a baseline of expectations for US corporations. We believe that the Company’s policies and practices are aligned with the ISG principles. The Company’s governance policies and practices, including the Corporate Governance Guidelines, were most recently updated in fiscal 2020 based upon a comprehensive review against peer and market leading practices.

Our current corporate governance policies and practices include, among other things:

Practice	Description
accountability to shareholders
ANNUAL ELECTIONS	All directors are elected annually, which reinforces our Board’s accountability to shareholders.
MAJORITY VOTING STANDARD	Our Amended and Restated Bylaws provide for a “majority voting” standard in uncontested director elections. An incumbent director that does not meet the majority voting standard must promptly offer to resign from the Board.
BOARD REFRESHMENT	Following engagement with our shareholders, and in consideration of their constructive feedback, the Board has undergone a complete transformation, with all our directors standing for re-election appointed within the last four years.
PROXY ACCESS	Our Amended and Restated Bylaws provide that any shareholder or group of up to 20 shareholders owning 3% or more of the Company’s common stock continuously for at least the previous three years may nominate and include in our proxy materials director nominees totaling up to the greater of 20% of the Board or at least two directors.
SHAREHOLDER ENGAGEMENT	We are committed to active and ongoing shareholder engagement, including by directors, to capture investor perspectives. We have been increasing our shareholder engagement efforts over the years, holding our first annual investor day in October 2020.

strong, independent leadership
INDEPENDENCE	A majority of our directors must be independent. Currently, all of our directors other than our CEO are independent. The Board holds regular executive sessions of independent directors.
INDEPENDENT CHAIR	We currently have an independent Chair of the Board. If in the future, our CEO is also the Chair of the Board or the Chair of the Board is otherwise not independent, our Corporate Governance Guidelines require an independent director to serve as Lead Director.
BOARD COMMITTEES	The Nominating and Corporate Governance Committee reviews and recommends committee membership. All of the members of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee are independent directors. Each of our committees is chaired by an independent director, and each committee has an extensively detailed charter outlining the committee’s duties and responsibilities.

22

OUR BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Practice	Description
board structure
DIVERSITY	Our directors have a diversity of perspectives, backgrounds, ages, genders, races and ethnicities reflecting the diversity of the Company’s loyal customers and dedicated associates. As detailed in our Corporate Governance Guidelines, the Nominating and Corporate Governance Committee endeavors to include women and racially and/or ethnically diverse candidates in the qualified pool from which Board candidates are chosen and, when nominated and elected, to consider such directors for leadership on the Board and its committees.
DIRECTOR OVERBOARDING POLICY	Our CEO and non-executive directors who are employed as the chief executive officer or are otherwise a “Named Executive Officer” of any public company are expected to serve on no more than one other public company board. Other directors are expected to serve on no more than three other public company boards.
SELF- ASSESSMENTS	The Board and each of its committees conduct rigorous annual self-assessments.
BOARD COMPOSITION AND PEER ASSESSMENTS	As part of its efforts towards best in class governance, the Board conducted a board composition and peer assessment process in fiscal 2020 for the first time, facilitated by an independent third-party. The board plans to conduct this assessment biennially going forward.
RISK OVERSIGHT	The Board and the Audit Committee at least annually review and engage with the Company’s Enterprise Risk Management (ERM) process and monitor both the risk culture and emerging and current strategic risks.
ESG OVERSIGHT	The Board and the Nominating and Corporate Governance Committee regularly review the Company’s ESG strategies, policies and practices.
MANAGEMENT SUCCESSION PLANNING	The Compensation Committee is responsible for the oversight of regular management succession planning for the CEO and other executive officers of the Company. The Nominating and Corporate Governance Committee is responsible for the oversight of emergency management succession planning.

compensation practices and alignment with shareholders
COMPENSATION PRACTICES	The Compensation Committee is dedicated to aligning the Company’s executive compensation practices with the long-term strategy of the Company and the Company’s compensation design pillars.
COMPENSATION RECOUPMENT	The Company has the right to recover cash and equity incentive compensation paid to current and former officers in a broad range of covered events, including conduct detrimental to the Company.
ANTI-HEDGING AND PLEDGING POLICIES	The Company does not permit our executive officers to hedge the Company’s securities and restricts their ability to pledge the Company’s securities.
STOCK OWNERSHIP GUIDELINES FOR OFFICERS AND DIRECTORS	The Company’s stock ownership guidelines contain ownership requirements for executive officers and directors that reflect best in class governance at the top end of the range as measured against the Company’s peers.

2021 proxy statement	23

OUR BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

board leadership

On May 29, 2020, Harriet Edelman was appointed as independent Chair of the Board. As independent Chair of the Board, Ms. Edelman presides at all meetings of the shareholders and of the Board, and has such powers and performs such other duties required by statute or the Company’s Amended and Restated Bylaws and as set forth in the Corporate Governance Guidelines or as the Board may from time to time determine.

Harriet Edelman Independent Chair of the Board
Our Corporate Governance Guidelines provide that the independent Chair will:
●seek to promote a strong board culture, including the participation of all directors in an environment of open dialogue, constructive feedback and effective communication across Board committees and among the Chair, the Board as a whole, Board committees and with regard to senior management;
●preside at all meetings of the Board, including executive sessions of the independent directors;
●preside at all meetings of the shareholders;
●have the authority to call meetings of the Board and of the independent directors;
●determine the agendas, schedule and information sent to the directors for Board meetings, including to assure sufficient time for discussion of agenda items, prioritize matters and promote effective information flow and follow-up;
●work with the applicable committee chairs and Board committees with respect to the annual performance review of the CEO and the Board’s self-assessment and board composition and peer assessment processes;
●act as a liaison between the members of the Board and management; and
●be available for consultation with the Company’s shareholders as appropriate.

The Board, from its experience, believes this structure represents good governance, particularly in addressing the coordination and oversight of the considerable committee work that has already taken place and that lies immediately ahead. Under the Company’s Corporate Governance Guidelines, if the Board, upon the recommendation of the Nominating and Corporate Governance Committee, decides in the future that, given the then current circumstances, combining the positions of independent Chair and Chief Executive Officer would foster a more effective and efficient Board, or the independent Chair is otherwise determined by the Board to not be independent, then the independent directors will designate an independent director to serve as Lead Director. The Lead Director would generally have the duties and responsibilities of the current independent Chair of the Board, unless otherwise determined by the Board.

board self-assessment and board composition & peer assessment processes

The Board conducts a rigorous annual process to assess effectiveness of the Board and each of its committees. The Board has delegated to the Nominating and Corporate Governance Committee the responsibility to facilitate this self-assessment and report the results thereof to the Board, using such resources or methods as it determines to be appropriate. For fiscal 2020, the Board retained independent third-party counsel to facilitate this self-assessment and the results were reported to the Board and each Committee in April 2021 to utilize as part of their ongoing efforts to improve effectiveness.

As part of ongoing efforts to be best in class and innovative in its oversight, in fiscal 2020, the Board also conducted a board composition review and peer assessment process for the first time, facilitated by an independent third-party consultant. The intent is to conduct this assessment biennially going forward in addition to annual board and committee

24

OUR BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

self-assessments. All Board members were interviewed by the Board’s consultant to provide input on each director, assess the Board’s effectiveness and identify opportunities to further improve performance. The evaluation resulted in a detailed board effectiveness report delivered to the Board in January 2021. The report confirmed that the Board is operating at a high standard and is successfully overseeing and monitoring the strategy and risks of the Company. As part of the review, the Board identified potential opportunities to ensure the Board maintains the skills and expertise as needed for effective oversight of the Company into the future.

board education program

The Company and the Board believe that directors should continually update their skills and knowledge in order to effectively oversee the management of the affairs of the Company. In fiscal 2020, the Board adopted a comprehensive board education program. This education begins with a new director orientation process that includes individual discussions with the Chair of the Board, the Chief Executive Officer and other senior executives; visits to one or more offsite premises; and orientation by the Chief Legal Officer and Corporate Secretary regarding various Company programs, benefits and policies. Director education continues at each Board meeting, through reports and presentations by Company officers and outside experts and through the sharing of information among directors. Additionally, the Board recognizes the value of independent learning and keeping abreast of legal and business developments to ensure effective discharge of director duties. In order to advance these goals, the agenda at various Board meetings includes discussion of key business and governance issues. The Board also encourages directors to periodically attend appropriate continuing education seminars or programs. The Company reimburses directors for all reasonable fees and expenses associated with attending such programs, up to $10,000 per director in any fiscal year.

anti-hedging and anti-pledging policies

Our directors and executive officers are prohibited from engaging in hedging or monetization transactions with respect to Company securities, including through the use of financial instruments such as prepaid variable forward contracts, equity swaps, collars, exchange funds, puts, calls, forwards and other derivative instruments, or through the establishment of a short position in the Company’s securities. In addition, our directors and executive officers are prohibited from pledging Company securities as collateral for a loan or from holding Company securities in a margin account, unless they certify to the Company’s Chief Legal Officer their financial capacity to repay the covered loan without resorting to the pledged securities.

stock ownership guidelines

As a further measure to align the interests of its non-employee directors with the interests of the Company, in fiscal 2020, the Board amended the Company’s stock ownership guidelines to increase minimum stock ownership requirements for non-employee directors. Each non-employee director is now required to achieve ownership of Company stock (inclusive of restricted stock), calculated in total share value, of not less than six times such director’s base annual cash retainer. In addition, until a non-employee director has achieved the minimum share ownership, such director is required to hold one hundred percent (100%) of the shares acquired through the vesting of restricted stock received from the Company (subject to later fluctuations in share price). These enhanced requirements reflect the Board’s strong commitment to best in class governance policies and represent the top end as measured against the Company’s peers. All of the Company’s directors have either met the final stock ownership requirements or are in current compliance with the interim requirements under the stock ownership guidelines.

compensation recoupment

The Board enhanced the Company’s Compensation Recoupment Policy in fiscal 2020 to further align the interests of senior officers with the Company and to maintain a culture that emphasizes integrity and accountability. Among other enhancements, the Board significantly expanded the scope of covered events that enable recoupment of incentive-based cash and equity compensation awarded to current and former senior officers in the case of restatement of Company financials or error in calculating incentive compensation awards, or conduct detrimental to the Company. To underscore the importance of this policy and to increase visibility, these recoupment principles were established as a stand-alone policy at that time.

2021 proxy statement	25

OUR BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

meetings of the board

In fiscal 2020, the Board held four quarterly scheduled meetings and 17 special meetings. While the impact of the COVID-19 pandemic was a key focus for the Board during fiscal 2020, the Board continued to manage and oversee a broad range of topics, including liquidity and capital structure optimization, scenario planning for business operations and financials, cybersecurity, enterprise risk management, and the Company’s ESG program and strategies.

21 meetings in fiscal 2020.
Our Board holds regular meetings each quarter and special meetings when necessary.

2020 Special Meetings	2020 Regular Board Meetings
Directors are expected to attend the Board meetings and meetings of committees of the Board on which they serve. Absent unusual circumstances, the Company expects the members of the Board to attend the Company’s Annual Meeting of Shareholders.

During fiscal 2020, all of the Company’s incumbent directors attended 75% or more of the total number of meetings of the Board and committees on which he or she served. All of the Company’s then current directors attended the 2020 Annual Meeting of Shareholders.

director independence

The Board, upon the recommendation of the Nominating and Corporate Governance Committee, has determined that all of our directors other than Mr. Tritton are “independent directors” under the independence standards set forth in Nasdaq Listing Rule 5605(a)(2).

BOARD INDEPENDENCE

9 Independent, including our Chair
1 Non-independent (CEO)

These determinations were based on the fact that each of these individuals is not an executive officer or associate of the Company or has any other relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

The Board’s independence determination is analyzed annually in both fact and appearance to promote arms-length oversight. In making its independence determination this year, the Board considered relationships and transactions since the beginning of the Company’s 2020 fiscal year. The Board’s independence determinations included reviewing the following relationship, and a determination that the relationship and the amount involved were immaterial.

Prior to the Company’s non-core asset divestures occurring during fiscal 2020, the Company leased 14 stores (or less than 1% of the Company’s total stores) from RPT Realty, on whose Board Ms. Weiss serves. The rental income from these stores represents approximately 3% of the total annual minimum rent received by RPT Realty.

As the Board determined that this relationship and the amount involved were immaterial, the Board does not believe that this relationship or the amount involved might reasonably impair the ability of Ms. Weiss to act in the shareholders’ best interests.

26

OUR BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

committees of the board of directors

The Board has established standing committees to assist with the performance of its responsibilities. These committees are the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. The Business Transformation and Strategy Review Committee was disbanded in June 2020.

All members of the Audit, Compensation and Nominating and Corporate Governance Committees are considered independent pursuant to applicable SEC and Nasdaq rules, and all members of the Compensation Committee meet the “outside directors” requirements for purposes of applicable tax law.

The Board has adopted written charters for the Audit, Compensation, and Nominating and Corporate Governance Committees. The charters are available in the Investor Relations section of the Company’s website at www.bedbathandbeyond.com.*
*	Web links throughout this document are provided for convenience only. Information from the Bed Bath & Beyond website is not incorporated by reference into this proxy statement.

audit committee

Fiscal 2020 Meetings: 11
Current Members (all independent):	Joshua E. Schechter*, Chair | Sue E. Gove* | Harsha Ramalingam | Virginia P. Ruesterholz* | Andrea M. Weiss*
* Audit Committee Financial Experts

The Audit Committee assists the Board in fulfilling its oversight responsibilities by (i) overseeing the Company’s accounting and financial reporting processes and the audits of the Company’s financial statements and (ii) reviewing the financial reports and other financial information provided by the Company to the public. In addition, the functions of this Committee include, among other things, providing general risk oversight (subject to specific delegations to the other Committees), recommending to the Board the engagement or discharge of independent auditors, discussing with the auditors their review of the Company’s quarterly results and the results of their annual audit and reviewing the Company’s internal accounting controls.

The Audit Committee also advises and assists the Board in fulfilling its oversight responsibilities with respect to:

●the integrity of the Company’s quarterly and annual financial statements and financial reporting processes;
●the Company’s earnings announcements, as well as financial information and earnings guidance provided to analysts and ratings agencies;
●audits of the Company’s financial statements;
●the Company’s internal control system and the quality of internal control by management;
●management’s practices to ensure adequate risk assessment, risk management and business continuity;
●compliance with legal and regulatory requirements and the Company’s ethical conduct policy;
●the independent auditor’s qualifications, independence and performance;
●the performance of the Company’s internal audit function;
●cybersecurity, data privacy, information technology and information protection; and
●procedures for receipt and treatment of complaints received by the Company from its customers, vendors or associates relating to accounting, internal accounting controls or auditing matters.
In addition, the Committee receives reporting as part of the Company’s ERM process, as discussed in more detail under “Risk Oversight” on page 30.

2021 proxy statement	27

OUR BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

compensation committee

Fiscal 2020 Meetings: 26
Current Members (all independent):	John E. Fleming, Chair | Jeffrey Kirwan | Ann Yerger

The Compensation Committee assists the Board by:

●considering and determining all matters relating to the compensation of the CEO, the Executive Chair (if applicable) and other executive officers (as defined in Rule 3b-7 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), and such other key executives as the Committee shall determine;
●administering and functioning as the Committee that is authorized to make grants and awards of equity compensation to executive officers and such other key executives as the Committee shall determine under the Company’s equity compensation plans;
●overseeing the Company’s management succession planning for the CEO and other executive officers;
●overseeing the Company’s people and culture matters; and
●reviewing and reporting to the Board on such other matters as may be appropriately delegated by the Board for the Committee’s consideration.
The Compensation Committee has the authority to engage compensation consultants and other advisors.

nominating and corporate governance committee

Fiscal 2020 Meetings: 9
Current Members (all independent):	Virginia P. Ruesterholz, Chair | Sue E. Gove | JB Osborne | Harsha Ramalingam | Mary A. Winston | Ann Yerger

The Nominating and Corporate Governance Committee assists the Board by identifying potential nominees based on properly submitted suggestions from any source, including the Company’s shareholders, and has established procedures to do so. Shareholders may recommend nominees to the Committee by submitting the names and supporting information in writing to the Company’s Corporate Secretary at 650 Liberty Avenue, Union, New Jersey 07083 in accordance with the Company Bylaws. In addition, the Board may determine that it requires a director with a particular expertise or qualification and will actively recruit such a candidate.

The Nominating and Corporate Governance Committee also advises and assists the Board by:

●reviewing and recommending to the Board changes in certain policies regarding the nomination of directors;
●identifying individuals qualified to become directors;
●evaluating and recommending for the Board’s selection nominees to fill positions on the Board;
●advising the Board with respect to leadership of the Board and the structure and composition of the committees of the Board;
●facilitating the annual assessment of the performance of the Board and its committees;
●facilitating a composition and peer assessment review of the Board not less than biennially;
●advising and making recommendations to the Board with respect to corporate governance matters, including the Company’s corporate governance policies;
●overseeing the Company’s ESG strategies, policies and practices; and
●overseeing the Company’s emergency management succession planning.
The Nominating and Corporate Governance Committee also has the authority to retain third-party search firms to evaluate or assist in identifying or evaluating potential director nominees.

28

OUR BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

management succession planning

While the full Board is responsible for ensuring that the Company engages in robust succession planning discussions for the CEO position and for ultimately determining who holds such position, the Board has delegated the responsibility for overseeing succession planning for the CEO and other executive officers to (i) the Compensation Committee for regular succession planning and (ii) the Nominating and Corporate Governance Committee for emergency succession planning. This oversight responsibility includes periodically reviewing the management succession plan and identifying potential successors for the CEO. The Compensation Committee and the Nominating and Corporate Governance Committee periodically report to the Board regarding succession planning matters. In addition, the CEO periodically reports to the Compensation Committee regarding succession plans for certain key officers and also makes recommendations to the Board regarding his/her own succession.

compensation committee interlocks and insider participation

Harriet Edelman, John E. Fleming, Patrick Gaston, Jeffrey Kirwan and Ann Yerger served as members of the Compensation Committee during fiscal 2020. Harriet Edelman stepped down from the Compensation Committee on July 1, 2020, and Patrick Gaston stepped down from the Compensation Committee on July 14, 2020 at the time that he stepped down from the Board. No director who served on the Compensation Committee during fiscal 2020 was an officer or associate of the Company or any of its subsidiaries in fiscal 2020 or previously was an officer of the Company.

None of our executive officers currently serve, or in fiscal 2020 has served, as a member of the board or compensation committee of any entity that has one or more executive officers serving on our Board or Compensation Committee.

governance guidelines and policies; additional information

The Investor Relations section of the Company’s website contains the following information:

●	Corporate Governance Guidelines, including the Company’s Policies on Director Nominations and Director Attendance at the Annual Meeting;
●	the Company’s Policy of Ethical Standards for Business Conduct that applies to all associates (including all officers) and members of the Board;
●

the Company’s Compensation Recoupment Policy that applies to any current or former executive officer (as defined by the Exchange Act) and such other senior executives who may be deemed subject to the policy by the Board;

●	the 2020 ESG Report, reporting on environmental, social and governance issues most important to our business; and
●	how shareholders can communicate with the Board.

The Company maintains directors and officers insurance coverage. This insurance covers directors and officers individually where exposures exist other than those for which the Company is able to provide indemnification and covers the Company for its indemnity obligation to the directors and officers. This coverage is written for the period September 15, 2020 through September 15, 2021, at a total cost of approximately $3.2 million. The primary current carrier is Zurich American Insurance Company. The excess carriers are XL Specialty Insurance Company, Argonaut Insurance Company, RSUI Indemnity Company, U.S. Specialty Insurance Company, Allied World National Assurance Company, State National Insurance Company, National Union Fire Ins. Co. of Pittsburgh, PA, Travelers Casualty & Surety Company of America, Old Republic Insurance Company and Zurich American Insurance Company. Although no assurances can be provided, the Company intends to maintain directors and officers coverage from September 15, 2021 through September 15, 2022.

2021 proxy statement	29

OUR BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

risk oversight

We are committed to Board-level risk management. The Board monitors the Company’s “tone at the top” and risk culture and oversees current and emerging strategic risks. Risk management is overseen by the Board and facilitated through the work of the Board committees which are comprised entirely of independent directors and provide regular reports to the Board regarding matters reviewed by their committees.

AUDIT COMMITTEE ●Financial reporting ●Legal and regulatory compliance ●Operational risk ●Cybersecurity and data privacy ●Internal controls ●Associate complaint management

COMPENSATION
COMMITTEE

●People and culture matters including DE&I
●Associate talent retention and development
●Compensation policies and practices
●Conflicts of interest involving advisors to the compensation committee
●Management succession planning for the CEO and other executive officers

NOMINATING
AND CORPORATE
GOVERNANCE
COMMITTEE

●ESG strategy, policies and practices
●Board composition, emergency management succession, and Board and CEO evaluations
●Governance-related risks, including assessing and monitoring the effectiveness of our Corporate Governance Guidelines enterprise risk management

As part of its oversight responsibility, the Board receives reports on the material risks facing the Company, which are identified through multiple means, including the Company’s ERM process. Reports are presented to the Audit Committee by Internal Audit, and are prepared through a rigorous process by Internal Audit to identify and assess significant risks across the Company. Areas of risk and mitigation efforts reviewed with the Audit Committee and the full Board in furtherance of the Board’s oversight responsibilities include: economic forces, competition, weather; people and culture risks such as recruitment and retention, safety, and succession; cybersecurity and data security risks; compliance risks associated with the range of legal, accounting, tax and financial reporting systems under which the Company operates; supply chain risks, including disruption arising from political instability or labor disturbances, supplier financial stability and legal compliance; and compliance with a variety of product, labor, social and environmental standards. The ERM process and report to the Audit Committee, and the Audit Committee’s report to the Board, also informs the more detailed risk factor disclosure in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the SEC.

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OUR BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Additional details on several key risk matters:

COVID-19 pandemic

During 2020, the world responded to the unparalleled challenges of the COVID-19 pandemic. Recognizing that the Company was, and remains, profoundly affected by the pandemic and the myriad risks ensuing from it, the Board implemented an elevated level of communication and interaction with management regarding COVID-19 matters. The Board’s heightened oversight on COVID-19 risks continues with a focus on the health and safety of associates and customers, disrupted store operations and implementation of national, regional and local mandates. In addition, the Board has been involved with the strategic framing of our return to office plan and has been providing oversight of the decision processes that affect our associates and our customers.

cybersecurity

Cybersecurity remains a critical risk oversight matter for the Audit Committee and the Board. At each quarterly meeting of the Audit Committee, and more frequently as needed, appropriate Company management provides detailed reporting and analysis regarding ongoing efforts to secure and prevent disruption to the Company’s information technology systems. Recognizing the importance of securing customer and associate information, management’s reporting to the Audit Committee specifically includes these matters, and response plans in the event of a data breach. Results of third-party assessments performed by management are also shared. Additional details on the Company’s cybersecurity risks can be found in the Company’s Annual Report on Form 10-K for the fiscal year ended February 27, 2021.

compensation risk assessment

In May 2020, the Compensation Committee performed a risk assessment of our compensation programs, which included an analysis conducted by the Compensation Committee’s independent compensation consultant of the risk associated with the Company’s executive compensation program. In its review, the Compensation Committee considered the balance between pay components, measures of performance, magnitude of pay, pay caps, plan time horizons and overlapping performance cycles, program design and administration, and other features that are designed to mitigate risk (such as stock ownership guidelines and Compensation Recoupment Policy). Following its review, the Compensation Committee, with confirmation by the independent compensation consultant, determined that the Company’s compensation practices and policies do not create risks that are reasonably likely to have a material adverse effect on the Company.

2021 proxy statement	31

OUR BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

environmental, social and governance (ESG)

As Chairs of the Board and the Nominating & Corporate Governance Committee, we believe it is essential to establish clear links between ESG and our Company’s unique business model, overall business plans, and risk management processes. The newly created ESG strategy is authentically ours — it maps to the Company’s transformation plans and strategy to build authority in the home and seeks to improve business returns, contribute to broader societal goals, enable us to attract and retain top talent, and respond to the interests of investors, customers and the community.

The Board is focused on providing oversight to ESG matters that are important and material to the Company and its shareholders. This includes setting goals, establishing metrics, and providing a proper governance structure to monitor progress in areas such as: minimizing the Company’s environmental footprint; optimizing the health and safety of associates and customers; ensuring fair employment practices; developing its DE&I program to improve diversity at all levels of the Company; and effective supply chain management. In addition, we are focused on Board composition and Board diversity, shareholder rights and capital allocation.

The Board is excited about, and committed to, the vision, goals and natural fit of our newly created ESG strategy. We look forward to our ESG initiatives further distinguishing our Company, driving success, and making an impact.

Harriet Edelman Chair of the Board of Directors	Virginia P. Ruesterholz Chair of the Nominating and Corporate Governance Committee

32

OUR BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

ESG highlights

The Board provides oversight of ESG matters, and the Nominating and Corporate Governance Committee has express authority over our ESG programs, strategies, policies and practices. In early 2021, the Company appointed a new Vice President of ESG who, when appropriate, reports directly to the Nominating and Corporate Governance Committee and the Board on ESG matters. In May 2021, the Company issued its 2020 ESG Report based on the Company’s new ESG strategy, which highlighted the following (the 2020 ESG Report is available on the Company’s website at www.bedbathandbeyond.com):

people create an equitable, inclusive work environment where all our people feel at home and can thrive

We deeply believe our associates are our greatest asset. Being ‘people powered’ is a key principle of our three-year business transformation strategy. Over the past year, we have made progress on improving the associate experience.

Based on associate feedback and industry best practices, we are focused on four key priorities:

●focus on work, workforce and workplace for the future
●establish a culture of trust and accountability anchored to our purpose
●embrace career and leadership development
●energize the associate experience across the talent lifecycle

DE&I is a foundational element that spans across all priorities.

community help provide the safety and sense of home to our neighbors

Community support is an integral part of our heritage and we have a long-standing tradition of providing aid to our neighbors in need. As we celebrate our 50-year history of community impact, we are renewing our commitment as part of our ESG strategy with a bold new program that builds directly on our promise to help people “home, happier” by putting our purpose to work in our communities.

Our commitments are supported by our partnerships with two national non-profit partnerships, Good360 and Rebuilding Together, and our thousands of associates across North America who want to contribute and give back to the communities in which we operate.

planet lead by example to build a better home for the next generation

On our path to zero scope 1-2 emissions by 2040, we must elevate and incorporate our ESG priorities into all our decisions. Our supply chain is undergoing an end-to-end transformation as we shift our business model from “brick-and-mortar-focused” to digital and omni-always—as is our store network as we work to ensure that we deliver on our customer centric and our omni-channel strategy. As we undergo transitions, we are identifying opportunities to become more efficient and environmentally friendly.

Our commitment starts with the products we offer—they are the essence of our business. We have challenged ourselves to offer sustainable products and services that everyone can afford, across all categories, by 2030. Our Owned Brand strategy represents the perfect starting point for this commitment.

For more information about our people commitments, see “fiscal 2020 highlights - people & culture highlights.”

2021 proxy statement	33

OUR BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

how we are paid

The Director Compensation Table provides compensation information for each member of our Board during fiscal 2020, other than Mr. Tritton, our President and CEO, whose compensation is reflected in the Summary Compensation Table. Mr. Tritton did not receive any director fees for fiscal 2020, since he received compensation in his capacity as an executive of the Company.

Annual director fees for fiscal 2020 were $90,000. In addition to annual fees, directors serving on standing committees of the Board were paid as follows: an additional $10,000 for Audit Committee members (or $25,000 for the Chair of the Audit Committee); an additional $7,500 for Compensation Committee members (or $25,000 for the Chair of the Compensation Committee); an additional $5,000 for Nominating and Corporate Governance Committee members (or $16,500 for the Chair of the Nominating and Corporate Governance Committee) and an additional $10,000 for Business Transformation and Strategy Review Committee members (or $20,000 for the Chair of the Business Transformation and Strategy Review Committee). The Business Transformation and Strategy Review Committee was disbanded in June 2020; and annual fees for this committee were pro-rated to the date that it was disbanded. Effective as of May 29, 2020, Harriet Edelman was appointed to the role of independent Chair of the Board. The Board approved an annual retainer in the amount of $200,000 for the Company’s independent Chair of the Board (in addition to the standard annual director fees received by the independent Chair of the Board), with 75% payable in cash and 25% payable in restricted stock on the date of the Annual Meeting of Shareholders (calculated based on the average of the high and low trading prices on such date).

In light of ongoing impact of the COVID-19 pandemic on the Company, upon the recommendation of the Nominating and Corporate Governance Committee, the Board implemented a temporary 30% reduction in all non-employee director cash compensation, including cash compensation for service as Chair of a committee and Chair of the Board, for the first quarter of fiscal 2020. The Company does not pay per meeting fees. Director fees are paid on a quarterly basis. Directors may elect to receive all or 50% of their fees in stock.

In addition to the fees above, each director, other than Mr. Tritton, received a grant of restricted stock under the Company’s 2012 Incentive Compensation Plan (the “2012 Plan”) on the date of the Company’s 2020 Annual Meeting of Shareholders with a value equal to $81,000. Rather than using a fair market value as of the date of the Company’s 2020 Annual Meeting of Shareholders to calculate the number of shares for the directors’ 2020 restricted stock awards, the Board voluntarily utilized a higher per share price to align with the underlying per share price used for annual awards granted to executives. Such restricted stock vested on the last day of fiscal 2020. In an effort to better align non-employee director equity compensation to its peer group, the Nominating and Corporate Governance Committee, after a robust review and input from our independent compensation consultant, determined that, commencing in fiscal 2021, non-employee directors will receive a grant of restricted stock with a value equal to $150,000. The number of shares will be calculated using the average of the high and low trading prices of the Company’s common stock on the date of the 2021 Annual Meeting of Shareholders.

In an effort to further align the interests of our Board and the Company, in fiscal 2020, the Board increased the requirement for ownership of Bed Bath & Beyond stock (inclusive of restricted stock) by non-employee directors to be not less than six times a director’s base annual cash fee (measured at the close of the fiscal year and subject to later fluctuations in share price). In addition, until a non-employee director has achieved the minimum share ownership, the director is required to hold one hundred percent (100%) of the shares acquired through the vesting of restricted stock received from the Company. At the close of fiscal 2020, each director had either met the final stock ownership requirements or was in current compliance with the interim guidelines of the stock ownership guidelines applicable to such director.

34

OUR BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

As described above and more fully below, the following table summarizes the annual compensation for the directors, other than Mr. Tritton, during fiscal 2020.

	Fees Earned or Paid in Cash ($)(1)		Stock Awards ($)(2)(3)		Total ($)
Stephanie Bell-Rose(4)	28,370		—		28,370
Harriet Edelman	202,605	(5)	96,847	(6)	299,452
John E. Fleming	108,620		66,046		174,666
Patrick R. Gaston(4)	58,565		—		58,565
Sue E. Gove	93,809		66,046		159,855
Jeffrey A. Kirwan	90,213	(5)	66,046		156,259
Johnathan B. (“JB”) Osborne	91,626		66,046		157,672
Harsha Ramalingam	96,411		66,046		162,457
Virginia P. Ruesterholz	107,763		66,046		173,809
Joshua E. Schechter	104,115		66,046		170,161
Andrea M. Weiss	96,989		66,046		163,035
Mary A. Winston	88,640		66,046		154,686
Ann Yerger	94,813	(5)	66,046		160,859
(1)	The amounts in this column reflect the temporary reduction to non-employee director cash compensation during the first quarter of fiscal 2020.
(2)

The value of stock awards represents their respective total fair value on the date of grant calculated in accordance with Accounting Standards Codification (“ASC”) Topic No. 718, “Compensation—Stock Compensation” (“ASC 718”), without regard to the estimated forfeiture related to service-based vesting conditions. All assumptions made in the valuations are contained and described in Note 14 to the Company’s financial statements in the Company’s Annual Report on Form 10-K for fiscal 2020. Stock awards are rounded up to the nearest whole share when converted from dollars to shares. The amounts shown in the table reflect the total fair value on the date of grant and do not necessarily reflect the actual value, if any, that may be realized by the directors. As noted above, the Board voluntarily utilized a higher per share price, which aligned with the underlying per share price of annual awards granted to executives, to calculate the number of shares awarded for the value of $81,000, and therefore, the fair value under ASC 718 on the date of grant is less than $81,000 in this table.

(3)

For all directors who did not resign before the end of fiscal 2020, includes the value of 8,174 restricted shares of common stock of the Company granted under the Company’s 2012 Plan on the date of the Company’s 2020 Annual Meeting of Shareholders and valued under ASC 718 at fair market value on such date ($8.08 per share, the average of the high and low trading prices on July 14, 2020). Such restricted stock vested on the last day of the fiscal year of grant, subject to the applicable director remaining in office until the last day of the fiscal year.

(4)	Resigned as a director effective as of July 14, 2020.
(5)

50% of each of Mmes. Edelman’s and Yerger’s, and Mr. Kirwan’s fees were paid in unrestricted shares of common stock of the Company pursuant to the Bed Bath & Beyond Plan to Pay Directors Fees in Stock and the number of shares was determined (in accordance with the terms of such plan) based on the fair market value per share on the second business day following the announcement of the Company’s financial results for its fiscal third quarter, which was $19.65 per share, the average of the high and low trading prices on January 11, 2021.

(6)

In addition to the 8,174 restricted shares of common stock mentioned in note 3 above, Ms. Edelman also received 3,812 restricted shares of common stock of the Company representing the pro-rated amount of the Independent Chair of the Board retainer for fiscal 2020, granted under the Company’s 2012 Plan on the date of the Company’s 2020 Annual Meeting of Shareholders and valued under ASC 718 at fair market value on such date ($8.08 per share, the average of the high and low trading prices on July 14, 2020). Such restricted stock vested on the last day of the fiscal year of grant, subject to remaining in office until the last day of the fiscal year.

delinquent section 16(a) reports

Section 16(a) of the Securities Exchange Act of 1934 requires our directors, officers and beneficial owners of 10% or more of our common shares to file reports with the SEC. We assist our directors and officers by monitoring transactions and completing and filing these reports on their behalf. Based on our records and other information, we believe that all reports, except two, that were required to be filed under Section 16(a) during fiscal 2020, were timely filed. A Form 4 filing for each of Mr. Tritton and Mr. Kirwan, relating to shares surrendered to the Company in satisfaction of tax withholding obligations and to the purchase of Company common stock, respectively, was filed late.

2021 proxy statement	35

OUR BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

certain relationships and related transactions

The Company’s Audit Committee reviews and, if appropriate, approves transactions brought to the Committee’s attention in which the Company is a participant and the amount involved exceeds $120,000, and in which, in general, beneficial owners of more than 5% of the Company’s common stock, the Company’s directors, nominees for director, executive officers, and members of their respective immediate families, have a direct or indirect material interest. The Committee’s responsibility with respect to the review and approval of these transactions is set forth in the Audit Committee’s charter.

how we engage with and listen to our shareholders; how to communicate with us

We actively engage with a significant and diverse group of our shareholders on topics important to them and to the Company. Topics discussed have included an increased focus on areas such as executive compensation; governance practices, including board assessment; board composition; business strategy; environmental and social topics such as people and culture, DE&I; and other topics suggested by our shareholders. In addition, our Investor Relations team, together with members of senior management, regularly engage with investors.

Shareholder feedback is discussed by the Board periodically throughout the year. This includes input through direct discussions and prior shareholder votes, as well as engagement with proxy advisory firms that represent the interests of a wide array of shareholders. Feedback and insight from these discussions, in addition to emerging best practices, policies, and other market standards, are considered and evaluated by our Board and management to enhance our disclosures and practices.

In fiscal 2020, we reached out to our top shareholders, representing approximately 75% of our total shares outstanding, which group included index funds, hedge funds, public pension funds and actively-managed funds. The Chair of our Board, members of the Board and management participated in virtual and telephone meetings with shareholders of more than 30% of our total shares outstanding.

During the course of these discussions, we covered the important topics listed above. In addition, we provided information on the strengthening of our executive leadership team, board refreshment and diversity, our approach to ESG reporting and the progress being made in transforming the Company and driving long-term sustainable growth.

In October 2020, we held our first annual investor day to build investor understanding and appreciation for our strategic transformation and reshaping of our business model. We also hope it signaled new intentionality by the Company to inform, engage and provide transparency to our plans. The investor day covered numerous initiatives, capital allocation plans and significant investments in areas such as technology, analytics and value optimization; enhancements of the digital and physical store experience to create a more convenient, competitive and inspirational omni-channel shopping experience; and evolution of our product assortment to include a higher proportion of meaningfully differentiated and higher margin owned-brands. The feedback we received from shareholders was positive and supportive of our governance practices, compensation program and business strategy.

We plan to continue increasing shareholder and stakeholder outreach and are working to create a regular cadence of two-way communication opportunities as we seek to understand priorities from all perspectives. We also plan to launch a regular, ongoing governance outreach program overseen by our Board.

Shareholders and interested parties may direct communications to individual directors, to a Board committee, to the independent directors as a group or to the Board as a whole, by addressing the communications to the appropriate party and sending them to Bed Bath & Beyond Inc., c/o Corporate Secretary, 650 Liberty Avenue, Union, NJ 07083. The Corporate Secretary will review all communications so addressed and will forward to the addressee(s) all communications determined to bear substantively on the business, management or governance of the Company.

36

audit matters

PROPOSAL 2 ratification of the appointment of auditors for fiscal 2021
The Board recommends that the shareholders vote FOR the ratification of the appointment of KPMG LLP as independent auditors for fiscal 2021.

appointment of KPMG LLP

The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the Company’s independent registered public accounting firm. The Audit Committee has appointed KPMG LLP to serve as our independent auditors for fiscal 2021, subject to ratification by our shareholders. The Company’s auditors have been KPMG LLP for every year that it has been a public company. The Audit Committee and the Board believe that the continued retention of KPMG LLP as our independent registered public accounting firm is in the best interest of the Company and our shareholders.

Representatives of KPMG LLP will be present at the Annual Meeting to answer questions. They will also have the opportunity to make a statement if they desire to do so. If the proposal to ratify their appointment is not approved, other certified public accountants will be considered by the Audit Committee. Even if the proposal is approved, the Audit Committee, in its discretion, may direct the appointment of new independent auditors at any time during the year if it believes that such a change would be in the best interest of the Company and its shareholders.

fees paid to KPMG LLP for services and products

The Audit Committee is responsible for the approval of the audit fees associated with the Company’s retention of KPMG LLP. The fees incurred by the Company for professional services rendered by and products purchased from KPMG LLP for fiscal 2020 and the fiscal year ended February 29, 2020 (“fiscal 2019”) were as follows:

	2020	2019
Audit Fees	$1,984,000	$1,879,000
Tax Fees	52,000	123,000
All Other Fees	3,000	3,000
	$2,039,000	$2,005,000

In fiscal 2020 and fiscal 2019, in accordance with the SEC’s definitions and rules, “Audit Fees” included fees associated with the annual audit of the Company’s financial statements, the assessment of the Company’s internal control over financial reporting as integrated with the annual audit of the Company’s financial statements and the quarterly reviews of the financial statements included in its Form 10-Q filings. In fiscal 2020, “Audit Fees” also includes fees for additional procedures related to the divestitures of certain non-core banners, upgrades to information technology systems, the accelerated share repurchase program and fees for procedures due to consents on Form S-8 registration statements, In fiscal 2019, “Audit Fees” also includes fees for additional procedures due to the adoption of ASC Topic 842, “Leases,” upgrades to information technology systems and additional procedures related to the goodwill and other impairments, the sale leaseback transaction and the charge for incremental markdowns taken in fiscal 2019. In fiscal 2020 and 2019, “Tax Fees” included fees associated with tax planning, tax compliance (including review of tax returns) and tax advice

2021 proxy statement	37

AUDIT MATTERS

(including tax audit assistance). The Audit Committee has concluded that the provision of the foregoing services is compatible with maintaining KPMG LLP’s independence. In addition to fees for audit and non-audit services, in fiscal 2020 and 2019, the Company paid a subscription fee for a KPMG sponsored research product, reflected above in “All Other Fees.” The Audit Committee has concluded that the provision of the foregoing services and products is compatible with maintaining KPMG LLP’s independence.

pre-approval policies and procedures

In accordance with the Audit Committee charter, the Audit Committee must pre-approve all audit and non-audit services provided to the Company by its outside auditor. To the extent permitted by applicable laws, regulations and Nasdaq rules, the Committee may delegate pre-approval of audit and non-audit services to the Chair of the Audit Committee or one or more members of the Committee, within certain parameters. Such member(s) must then report to the full Committee at its next scheduled meeting if such member(s) pre-approved any audit or non-audit services.

In fiscal 2020 and fiscal 2019, all (100%) audit and non-audit services were pre-approved in accordance with the Audit Committee charter.

audit committee report for the fiscal year ended february 27, 2021

The Audit Committee discussed the auditors’ review of quarterly financial information with the auditors prior to the release of that information and the filing of the Company’s quarterly reports with the SEC; the Audit Committee also met and held discussions with management and the independent auditors with respect to the audited year-end financial statements. Further, the Audit Committee discussed with the independent auditors the matters required to be discussed by the Public Company Accounting Oversight Board Auditing Standard No. 1301, ‘‘Communications with Audit Committees,’’ received the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and discussed with the auditors the auditors’ independence. The Committee also discussed with the auditors and the Company’s financial management matters related to the Company’s internal control over financial reporting. Based on these discussions and the written disclosures received from the independent auditors, the Committee recommended that the Board include the audited financial statements in the Company’s Annual Report on Form 10-K for the year ended February 27, 2021, filed with the SEC on April 22, 2021.

This audit committee report is not deemed filed under the Securities Act of 1933 or the Securities Exchange Act of 1934 and is not incorporated by reference into any filings that the Company may make with the SEC.

AUDIT COMMITTEE

Joshua E. Schechter, Chair
Sue E. Gove
Harsha Ramalingam
Virginia P. Ruesterholz
Andrea M. Weiss

38

information about our executive officers

Set forth below is information concerning individuals who were our executive officers as of May 3, 2021:

Name	Age	Position
Mark J. Tritton	57	President and Chief Executive Officer and Director
Gustavo Arnal	51	Executive Vice President, Chief Financial Officer and Treasurer
Cindy Davis	62	Executive Vice President, Chief Brand Officer of the Company, and President, Decorist, LLC
John Hartmann	57	Executive Vice President, Chief Operating Officer of the Company, and President, buybuy BABY, Inc.
Joe Hartsig	57	Executive Vice President and Chief Merchandising Officer of the Company, and President, Harmon Stores Inc.
Arlene Hong	52	Executive Vice President, Chief Legal Officer and Corporate Secretary
Rafeh Masood	42	Executive Vice President, Chief Digital Officer
Lynda Markoe	54	Executive Vice President, Chief People & Culture Officer
Gregg Melnick	51	Executive Vice President, Chief Stores Officer

Mark J. Tritton has served as President and Chief Executive Officer of the Company and as a director since November of 2019. Mr. Tritton’s biography and work history is set forth above under “Our Directors.”

Gustavo Arnal joined the Company as Executive Vice President, Chief Financial Officer and Treasurer in May 2020. Prior to joining the Company, Mr. Arnal served as Group CFO of Avon from 2019 to 2020, and as CFO, International Divisions and Global Functions of Walgreens Boots Alliance from 2017 to 2018. Prior to Walgreens Boots Alliance, Mr. Arnal worked at Procter & Gamble for over twenty years, including senior global CFO positions in the U.S. and Europe.

Cindy Davis joined the Company as Executive Vice President, Chief Brand Officer of the Company and President of Decorist, LLC in May 2020. Prior to joining the Company, Ms. Davis served as EVP and Chief Digital Marketing Officer of L Brands from 2018 to 2020 and as EVP, Consumer Experience of Disney ABC Television Group at The Walt Disney Company from 2015 to 2018.

John Hartmann joined the Company as Executive Vice President, Chief Operating Officer of the Company and President of buybuy BABY, Inc. in May 2020. Prior to joining the Company, Mr. Hartmann served as President and Chief Executive Officer of True Value Company from 2013 to 2020.

Joe Hartsig joined the Company as Executive Vice President, Chief Merchandising Officer of the Company and President of Harmon Stores Inc. in March 2020. Prior to joining the Company, Mr. Hartsig served as Chief Merchandising Officer of Walgreens Boots Alliance from 2016 to 2020, as Head of Marketing and Digital Commerce at Walgreens Boots Alliance from 2015 to 2016 and as Chief Merchandising and Marketing Officer at Essendant from 2013 to 2015.

Arlene Hong joined the Company as Executive Vice President, Chief Legal Officer and Corporate Secretary in May 2020. Prior to joining the Company, Ms. Hong served as Senior Vice President, Chief Legal Officer and Corporate Secretary of FULLBEAUTY Brands from 2018 to 2020. Prior to that, she worked at Amazon from 2014 to 2018 as General Counsel of Quidsi, Amazon’s largest retail subsidiary, and as Senior Corporate Counsel for the Softlines business. She also previously served as Senior Vice President, General Counsel and Corporate Secretary at J. Crew and Ideeli.

Rafeh Masood joined the Company as Executive Vice President, Chief Digital Officer in May 2020. Prior to joining the Company, Mr. Masood served as Chief Digital Officer of BJ’s Wholesale Club from 2017 to 2020 and as Vice President, Customer Innovation Technology at Dick’s Sporting Goods from 2013 to 2017.

Lynda Markoe joined the Company as Executive Vice President, Chief People Officer in September 2020. Prior to joining the Company, Ms. Markoe held various leadership roles at J.Crew Group, Inc. since 2003, including serving as its Chief Administrative Officer and Global Head of Human Resources. Prior to that, Ms. Markoe was a human resources leader at Gap Inc.

Gregg Melnick has been Executive Vice President, Chief Stores Officer since May 2020. Mr. Melnick served as interim Chief Digital Officer of the Company from December 2019 to May 2020 and as Chief Operations Officer, Digital from 2018 to 2019. Prior to joining the Company in 2018, Mr. Melnick was President of Party City Holdings from 2014 to 2018.

2021 proxy statement	39

executive compensation

PROPOSAL 3
approval, by non-binding vote, of the 2020 compensation paid to the Company’s NEOs

In accordance with the requirements of Section 14A of the Exchange Act, the Company is providing its shareholders the opportunity to cast an advisory vote on the compensation of its NEOs for fiscal 2020. This proposal, commonly known as a “say-on-pay” proposal, gives the Company’s shareholders the opportunity to express their views on the NEOs’ compensation.

The Board recommends a vote in favor of the following resolution:

“RESOLVED, that the compensation paid to the Company’s NEOs for fiscal 2020, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.”

This proposal is not binding upon the Company. However, the Compensation Committee, which is responsible for designing and administering the Company’s executive officer compensation program, values the opinions expressed by shareholders through this vote and considers the views provided by shareholders when making future compensation decisions for NEOs. The affirmative vote of the holders of a majority of the votes cast by our shareholders in person or represented by proxy and entitled to vote is required to approve this proposal.

We made significant changes in our compensation design implemented for fiscal 2020, informed by a number of factors including feedback from our shareholders on their priorities regarding executive compensation. These factors were maintained as a framework and guided decision-making during a year marked by risk and uncertainty due to the COVID-19 pandemic. The Compensation Committee supports the recommendation by the Board of a vote approving the fiscal 2020 executive compensation program.

We currently hold a say-on-pay vote annually, and the next say-on-pay vote is expected to occur at our 2022 Annual Meeting of shareholders.

The Board recommends that the shareholders vote FOR the approval, by non-binding vote, of the 2020 compensation paid to the Company’s NEOs.

40

EXECUTIVE COMPENSATION

message from the chair of our compensation committee

to our shareholders:

The COVID-19 pandemic certainly has been the global headline of this past year, and while Bed Bath & Beyond navigated this pandemic with the rest of the world, we also oversaw transformative, fast-paced changes in terms of our business. As our fiscal year began in March, it quickly became clear that the Compensation Committee needed to develop a program that was responsive to the complex and dynamic issues of this extraordinary year.

Our goal was to provide a balanced compensation framework, consistent with our design pillars that we carefully crafted in 2019 with shareholder input, while remaining cognizant of the challenges around compensation metrics, equity awards within the context of significant stock price volatility, and the need to keep our new leadership team motivated and focused on our strategic goals at a time when the Company was taking aggressive cost-cutting actions to preserve liquidity, including employee furloughs and temporary pay reductions for our executives. We were deliberate in our decision making, intentionally delaying our incentive plan determinations in order to collect additional data and model multiple scenarios with our compensation consultant, as we felt strongly as a committee that we should adopt an approach that would recognize the uncertain times and build in an appropriate level of risk to avoid having to revisit or consider subsequent adjustments.

In summary,

●	Fiscal 2020 involved both significant deliberation and urgency in formulating a plan for a company exiting the past, managing the COVID-19 challenges of the present, and building for the future—simultaneously creating a transformation strategy, executing new models of service, and assembling an entirely new leadership team.
●	Last year we noted our intent to establish the Company’s first short-term cash incentive plan and, despite the challenges of the year, we developed and implemented a new plan. The metrics for the new performance-based cash awards for fiscal 2020 focused our executives on pivotal strategic priorities and rewarded financial discipline and agility in a shifting landscape.
●	We approved long-term incentives (LTI), which included time-vested restricted stock units (70%) and performance stock units (30%) (RSUs and PSUs, respectively). We believe the PSUs metric of relative total shareholder return (“TSR”) and the rigorous target set at the 55th percentile struck the appropriate balance for fiscal 2020 with three-year cliff vesting RSUs, and aligned with our strategic transformation goals. Our fiscal 2021 LTI will return to a more performance-driven mix of 60% PSUs and 40% RSUs.
●	From a compensation governance perspective, we recently expanded our stock ownership guidelines and, in fiscal 2020, we strengthened our compensation recoupment policy. Our new Compensation Recoupment Policy incorporates provisions that provide for recoupment of cash and equity awards in the event of a restatement or other error in calculating awards, or if an executive engages in misconduct.
●	In October 2020, we amended our charter to affirmatively state our responsibility to review human capital matters, including employee diversity and inclusion policies, programs and initiatives. We have been collaborating with management to understand our DE&I metrics and strategies for enhancing DE&I throughout the Company. We also worked with management to support associate recruitment and retention, and modernize our total rewards to reflect the changing needs of our associates.

The Compensation Committee remains dedicated to the continued health and well-being of all our associates. We recognize that our associates are our greatest asset, and we were pleased to award bonuses to associates across the organization in recognition of their hard work and dedication to our customers in this unprecedented year.

On behalf of the Compensation Committee of the Board, we appreciate your continued support of Bed Bath & Beyond Inc.

John E. Fleming Chair, Compensation Committee

2021 proxy statement	41

EXECUTIVE COMPENSATION

compensation committee report

The directors named below, who constitute the Compensation Committee, have submitted the following report for inclusion in this Proxy Statement.

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis contained in this Proxy Statement. Based on this review and the discussions with management with respect to the Compensation Discussion and Analysis, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement for filing with the SEC and be incorporated by reference in the Company’s Annual Report on Form 10-K for fiscal 2020.

COMPENSATION COMMITTEE

John E. Fleming, Chair
Jeffrey Kirwan
Ann Yerger

42

EXECUTIVE COMPENSATION

compensation discussion & analysis (CD&A)

CD&A summary

Our NEOs

Mark J. Tritton President and Chief Executive Officer since November 2019	Gustavo Arnal Executive Vice President, Chief Financial Officer & Treasurer since May 2020	Cindy Davis Executive Vice President, Chief Brand Officer and President, Decorist, LLC since May 2020
John Hartmann Executive Vice President, Chief Operating Officer, and President, buybuy BABY, Inc. since May 2020	Joe Hartsig Executive Vice President, Chief Merchandising Officer and President, Harmon Stores, Inc. since March 2020	Robyn D’Elia, former Chief Financial Officer & Treasurer, who remained with the Company through May 2020 is also an NEO for fiscal 2020.

FISCAL 2020: A TRANSFORMATIVE AND UNPRECEDENTED YEAR
Our fiscal 2020 year began in March, two weeks before COVID-19 was declared a pandemic and brought the US to a halt. The first and most impactful phase of the pandemic directly coincided with our focus on establishing an aggressive roadmap for our strategic transformation and bringing together an entirely new leadership team to support Mr. Tritton, our President and CEO (appointed in November 2019). As the Compensation Committee worked to develop an executive compensation framework for the future, designed to incentivize and reward balanced, sustainable growth with metrics directly tied to our transformation strategy and to attract top-tier, experienced executives, the backdrop of the COVID-19 pandemic required additional consideration. The Compensation Committee, together with management, contemplated the significant uncertainty regarding the timing and scope of impact to the business and intentionally delayed certain decisions until after the first quarter, including the setting of goals under the short-term incentive plan and long-term incentive pay mix, in order to consider government forecasts, state decision-making, peer company actions and internal scenario-planning. The Compensation Committee also worked closely with its compensation consultant, modeling several iterations and scenarios to appropriately challenge our executives while avoiding a need to make adjustments to the compensation program later in the year.

The Compensation Committee approved the compensation framework for fiscal 2020 with short- and long-term incentive plans, taking into account first quarter Company performance, ongoing stock price volatility, continued uncertainty related to the COVID-19 pandemic and variables involved in recruiting and on-boarding a new executive team. The Compensation Committee implemented a new performance-based cash short-term incentive plan and approved challenging adjusted EBITDA, digital sales growth and reduction in adjusted SG&A expense goals that aligned to our transformation objectives and milestones. In addition, the Compensation Committee considered the long-term incentive mix, approving grants of both time-vested RSUs and PSUs, both of which vest at the end of a three-year period based on continued employment and achievement of performance goals, as applicable. The Compensation Committee maintained our performance driven compensation framework throughout the year and did not adjust any outstanding awards due to the impact of the COVID-19 pandemic on the business.

Company performance for fiscal 2020 reflected the efforts of our executives and their extended teams. We reported three consecutive quarters of comparable sales growth, following four years of decline. We returned to adjusted EBITDA margin growth in the second quarter and carried the positive momentum through the rest of the year. Our focus on improving our omni-channel capabilities drove digital sales of over $3 billion, representing over 80% growth. At the same time, we also improved our financial position with cash management and expense control. This strong performance, particularly in this unprecedented year, resulted in maximum achievement under our short-term incentive plan (STIP). We also returned $375 million of capital to shareholders through accelerated share repurchases, and our stock price appreciated from $10.81 on February 28, 2020 to $26.86 on February 26, 2021.

The significant amount of change this year, together with the extenuating circumstances of the pandemic, required substantial engagement by the Board, including the Compensation Committee, which held 26 meetings and maintained ongoing communication among committee members and with management.

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EXECUTIVE COMPENSATION

new leadership team to accelerate strategic transformation

Our strategy is people powered, and building a team of talented, passionate people with diverse backgrounds is vital to our success. In 2020, we assembled a new leadership team with deep industry expertise as well as new skill sets, including omni-channel business experience, to complement existing in-house capabilities as the first critical step to refining our organization. In connection with recruiting this team of seasoned leaders to drive our transformation, we provided competitive compensation packages, including participation in our short- and long-term incentive plans designed to recognize superior performance and achievement of our strategic priorities. In addition, where we felt it was necessary and appropriate to attract this top caliber talent, we provided inducement and make-whole awards. For information on specific compensation arrangements with our individual NEOs, see “fiscal 2020 NEO compensation decisions.”

fiscal 2020 business performance and strategy update

strengthened our financial
foundation

During a year of significant challenges, we addressed the past, overcame the extraordinary circumstances of the present and established a firm foundation for the future. Despite the new environment created by the COVID-19 pandemic, we relentlessly focused on taking purposeful and bold steps to transform our entire organization and continued our plans to rebuild our authority in Home and restore our iconic Company.

✓$9 billion in net sales
✓3 consecutive quarters of comparable sales growth, following 4 years of decline
✓Pivoted to sustained adjusted gross margin expansion
✓$2.1 billion total liquidity position
✓~$1 billion gross debt reduction vs fiscal 2019
✓>$600 million in proceeds generated from asset sales; 5 non-core banners divested

✓$508 million in SG&A savings resulting from cost-cutting initiatives, divestitures and store closures
✓$422 million or 20% inventory reduction vs fiscal 2019
✓$375 million of capital returned to shareholders through accelerated share repurchases
✓$151 million net loss
✓$197 million adjusted EBITDA*

unlocked our digital-first, omni-always model

We accelerated change in our operations to create a more competitive omni-always shopping experience with the introduction of new services like BOPIS, Curbside Pickup, Same Day Delivery and over 100 meaningful improvements to our digital experience. Our teams acted with agility to address the changing needs of our customers and significantly advanced our integrated omni-channel strategy.

✓>$3 billion of digital sales; +83% vs fiscal 2019
✓>1 billion digital visits; 30% increase in conversion vs fiscal 2019
✓11 million new digital customers; +95% vs fiscal 2019
✓>4 million customers placed a BOPIS order; BOPIS represented 14% of digital sales
✓3 million app downloads ✓37% of digital sales fulfilled by our stores ✓34% of customers placed 2+ digital orders cared for our associates, customers & communities

Throughout the COVID-19 pandemic, we have prioritized the health and safety of our associates and communities while continuing to serve our customers and invest in our future growth.

✓Launched Comprehensive Store Safety Plan to protect our 38,000 associates and 37 million customers ✓100% of our stores introduced BOPIS & contactless Curbside Pickup	✓Established $10 million Bringing Home Everywhere donation program to support communities in need

*	Adjusted EBITDA is a non-GAAP financial measure. See Appendix A for a reconciliation of GAAP to non-GAAP measures used in this proxy statement.

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total shareholder return The following chart shows our TSR relative to our compensation peer group median, as well as the S&P 500 Index, S&P Retail Select Industry Index and S&P Specialty Index.

300
250
200
150
100
50
0
2020
Q1 2020
Q2 2020
Q3 2020
Q4 2020
BBBY
S&P 500 Index
S&P 500 Specialty Retail Index
Peer Group Median
S&P Retail Select Industry Index

For additional performance and strategic information, including our COVID-19 response actions, see “fiscal 2020 highlights.”

our 2020 executive compensation framework

emphasis on pay-for-performance

 The 2020 executive compensation program was designed to drive performance, recognize achievement of strategic and transformation objectives for the year and attract, motivate and retain our new leadership team. Our program emphasizes at-risk pay and is consistent with the compensation design pillars established by the Compensation Committee in fiscal 2019, which communicate our compensation philosophy and state that our program should support our business transformation strategy, be responsive to shareholder views and reflect market-leading practices. For more information, see “how we design our compensation program” and “executive compensation program elements.”

Total Direct Compensation (At Target)

CEO

Average Other NEOs

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EXECUTIVE COMPENSATION

incentive plans aligned with our transformation goals

Fiscal 2020 Program Design. The performance metrics used in our fiscal 2020 executive compensation program were selected to focus our NEOs primarily on our transformation priorities and increasing long-term shareholder value. The structure of both the short- and long-term incentive plans were determined taking into consideration the unprecedented circumstances of fiscal 2020, including the COVID-19 pandemic, and the formation of our new strategy and leadership team. For more information about our incentive plans, including selection of metrics and setting of performance goals, see “annual cash incentive compensation” and “long-term equity incentive compensation.”

FISCAL 2020 SHORT TERM INCENTIVE PLAN (STIP)
Metric	Actual	Achievement	Weighted Payout %

The goals for the STIP were designed to be challenging and were established with visibility into first quarter performance, in which 90% of our stores were closed and we reported adjusted EBITDA* losses of $291 million. At that time, our digital transformation was in early stages and we had only recently rolled out our BOPIS, curbside pickup and same day delivery services.

ADJUSTED EBITDA*	$197M	MAXIMUM (150%)	90%
DIGITAL SALES GROWTH	83% GROWTH	MAXIMUM (150%)	30%
REDUCTION IN ADJUSTED SG&A* EXPENSE	$630M SAVINGS	MAXIMUM (150%)	30%
FISCAL 2020 PAYOUT: 150%

FISCAL 2020 EQUITY LONG TERM INCENTIVES
PERFORMANCE-BASED STOCK UNITS (PSUs) PSUs comprised 30% of LTI opportunity and vest based on three-year relative TSR performance versus other retail peers (fiscal 2020-2022)

The long-term incentive mix was determined after contemplating our overall business transformation efforts in a challenging and volatile environment, the uncertainty created by the COVID-19 pandemic, the need to motivate and retain our new leadership team and the goal of aligning executive and shareholder interests. This mix was approved for fiscal 2020 only.

RESTRICTED STOCK UNITS (RSUs) Time-vested RSUs comprised 70% of LTI opportunity and vest after a three-year period (fiscal 2023)

*	Adjusted EBITDA and adjusted SG&A are non-GAAP financial measures. See Appendix A for a reconciliation of GAAP to non-GAAP measures used in this proxy statement.

Fiscal 2021 Program Design. As our transformation journey continues and the impact of the COVID-19 pandemic remains, we have further enhanced our compensation plans to respond to our unique operating environment. We remain committed to our performance focus and have updated our incentive plan designs to align with our strategic initiatives and reward for outperformance. Our fiscal 2021 STIP will continue to focus on adjusted EBITDA as the primary driver of performance (weighted 70%); however, our secondary metric will focus on growth in comparable sales (weighted 30%). Our fiscal 2021 LTI will return to a more performance-driven mix of 60% PSUs and 40% RSUs. The PSUs will be earned at the end of a three-year performance period based on achievement of aggressive adjusted gross margin goals, as well as a continued emphasis on outperformance of our peer group through relative total shareholder return. Each of these changes enhances the tie to performance and rewards for the drivers of performance.

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EXECUTIVE COMPENSATION

oversight of people & culture

Emphasizing the importance of people to our strategy, we amended the charter of the Compensation Committee in fiscal 2020 to expressly state that the Compensation Committee will periodically review human capital matters, which may include, but are not limited to, associate demographics, employee diversity, equity and inclusion policies, programs and initiatives, including recruitment, retention, talent development and internal communications programs. We believed it was important to formalize this oversight role, recognizing the Compensation Committee’s engagement particularly with our DE&I initiatives as well as our organizational realignment, recruitment and retention efforts, and modernization of our total rewards program. The Board has been working with management to understand our DE&I metrics and strategies for enhancing DE&I throughout the Company. For people and culture highlights, see “fiscal 2020 highlights.”

compensation governance practices

We continue to evaluate and enhance our executive compensation program to reflect our pay-for-performance philosophy and consider governance practices that benefit all shareholders. In fiscal 2020, in addition to amending the Compensation Committee’s charter to address human capital matters, we strengthened our stock ownership guidelines. In fiscal 2020, we also adopted market-leading provisions to strengthen our incentive Compensation Recoupment Policy.

what we do
✓Align pay with performance and creation of value for shareholders
✓Engage directly with shareholders to discuss compensation
✓Use an appropriate mix of fixed and variable, and short- and long-term, compensation elements
✓Pay a substantial portion of executive compensation in the form of at risk equity grants (in the form of RSUs and PSUs)
✓Cap long-term incentive awards if TSR is negative
✓Require double-trigger change in control vesting provisions what we don’t do
✕No performance goals for incentive awards that encourage excessive risk taking
✕No hedging or pledging of Company stock
✕No repricing or backdating of stock options
✕No payment of dividends on unvested performance share awards
✕No excessive perquisites or other supplemental benefits
✕No excise tax gross-ups on severance payments

recent enhancements
Adopted market-leading provisions in our Compensation Recoupment Policy. For more information, see “policy on the recovery of incentive compensation.”	Established rigorous stock ownership guidelines for all executive officers and directors. For more information, see “executive stock ownership guidelines.”

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EXECUTIVE COMPENSATION

how we design our executive compensation program

customer inspired	omni-always	people powered	performance driven
We unlock the value delivered to our leaders and our shareholders when we deliver on our promise to inspire our customers to home, happier — they are the center of all we do	To accelerate the evolution of our business with an integrated approach of both brick & mortar and digital, we take a multi-faceted and holistic approach to making compensation decisions. We consider numerous factors, including market practice and benchmarking but also role and specific talent markets, individual performance and potential and internal equity	We invest in attracting and retaining the talent required to deliver on our customer and shareholder promise to re-establish our authority as the preferred omni-channel home destination	We align a majority of the compensation of our leaders to quantifiable performance goals, emphasizing long-term value allowing us to unlock balanced durable growth and strong sustainable total shareholder growth

In 2019, the Compensation Committee established new compensation design pillars. These pillars guided our fiscal 2020 decisions as we developed a compensation program to attract, motivate and retain an entirely new leadership team in a transformative and challenging year, including the beginning of our strategic transformation amidst the COVID-19 pandemic.

Our fiscal 2020 executive compensation program is based on the following:

SUPPORTING BUSINESS TRANSFORMATION STRATEGY	RESPONDING TO SHAREHOLDER VIEWS	REFLECTING MARKET- LEADING PRACTICES

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EXECUTIVE COMPENSATION

Compensation Design Pillars	Fiscal 2020 Compensation Design
SHORT- AND LONG-TERM INCENTIVES
●Establish a short-term incentive program with metrics based on key objectives that support the Company’s long-term strategic goals.
●Set metrics for long-term incentives that are closely aligned with TSR.
●Develop payout curves for annual and long-term incentive opportunities that provide strong incentives for superior performance and meaningful downside risk for under-performance.
●Establish rigorous performance goals for target incentive payouts.
●Incorporate terms for incentive awards that include risk of forfeiture for misconduct.
●Ensure that directors and executives are subject to meaningful stock ownership guidelines to align their interests with those of our shareholders.
STIP
●Earned based on adjusted EBITDA* (60%), digital sales growth (20%) and reduction in adjusted SG&A* expense (20%).
●Potential payout ranges are between 0% and 150% of target.
●Target goals were established based on our annual budget process.
PSUs and RSUs
●Earned based on three-year relative TSR (100%).
●Potential payout for 2020 PSUs ranges between 0% and 150% of target.
●Payouts are capped at 100% of target if absolute TSR over the performance period is negative.
●Used different metrics in our STIP and for our PSUs.
●Incorporated RSUs as a significant portion of LTIP award in 2020 to incentivize retention of a new leadership team responsible for executing the Company’s strategic transformation.
SHARE OWNERSHIP GUIDELINES
●In 2020, to reflect market practice, the Board enhanced our share ownership guidelines to apply to a broader group of executives and to require covered individuals to hold Bed Bath & Beyond common stock with a value equal to a multiple of their base salary or cash retainer,as applicable.

PEER GROUP
●Establish a single relevant peer group to use consistently to benchmark Company performance and compensation levels and practices.
●Review the peer group annually to ensure all companies remain appropriate in terms of both size and industry.
●Continued to use a single peer group to benchmark compensation and assess relative TSR performance. ●Reaffirmed peer group in October 2020 based on review by compensation consultant.
COMPENSATION BENCHMARKING
●Establish fixed, short-term, long-term, and total target pay levels that are rigorously and appropriately benchmarked against our peer group.
●Utilize a reasonable blend of compensation elements, with the majority of target total compensation linked to long-term performance and TSR.
●Set annual compensation and long-term incentive targets generally at the median range for the peer group.

●Conducted benchmarking with our compensation consultant in connection with development of compensation arrangements of new leadership team.
●Set target total direct compensation for our NEOs in fiscal 2020 based on numerous factors, including market practice and benchmarking but also role and specific talent markets, individual performance and potential and internal equity.
●88% of CEO’s target total direct compensation is at risk (in the form of short-and long-term incentive opportunities); 76% of other NEO target pay (on average) is at risk.

*	Adjusted EBITDA and adjusted SG&A are non-GAAP financial measures. See Appendix A for a reconciliation of GAAP to non-GAAP measures used in this proxy statement.

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EXECUTIVE COMPENSATION

how we consider shareholder feedback

say-on-pay

At the 2020 Annual Meeting, our executive compensation program received advisory approval of approximately 85% of the shares voted. We believe the improvement in say-on-pay results over the last two years reflects the development by our Compensation Committee of a pay-for-performance philosophy and a framework that became the basis of our compensation design pillars. The Compensation Committee considers the results of the say-on-pay vote as part of its decision-making process and is committed to remain responsive to shareholder priorities, with the goal to earn consistent high levels of shareholder support.

shareholder outreach

Following several years of low say-on-pay results,and in connection with the refreshment of our Board,we engaged in extensive outreach with our shareholders in fiscal 2019. These meetings, which included several members of our Board and Compensation Committee, provided extensive feedback in light of past compensation practices and input on expectations for our executive compensation program going forward. The Compensation Committee gave considerable weight to this feedback as it developed our new compensation design pillars.

The Company’s fiscal 2020 compensation framework marks the first year of our program using the new design pillars as the foundation. We described changes for fiscal 2020 at a high level in last year’s proxy statement and discussed our plans with shareholders leading up to our 2020 Annual Meeting. The feedback we received for our new design pillars and anticipated fiscal 2020 program was positive. In particular, shareholders expressed support for a new performance-based cash bonus plan.

FISCAL 2020 ENGAGEMENT

In fiscal 2020, we reached out to our top shareholders, representing approximately 75% of our total shares outstanding, which group included index funds, hedge funds, public pension funds and actively-managed funds. The Chair of the Board, members of the Board and management participated in virtual and telephone meetings with more than 30% of our total shares outstanding. We covered many important topics, including executive compensation. In October 2020, the Company held its first annual investor day to strengthen investor understanding and appreciation for our strategic transformation and reshaping of our business model. The feedback received from shareholders was positive and supportive of our governance practices, our compensation program and our business strategy.

Going forward, we plan to continue increasing shareholder and stakeholder outreach and are working to create a regular cadence of two-way communication opportunities, as we seek to understand priorities from all perspectives. We also plan to launch a regular, ongoing governance outreach program overseen by our Board which includes engagement on executive compensation matters. For more information about how we engage directly with shareholders, see “how we engage with and listen to our shareholders; how to communicate with us.”

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EXECUTIVE COMPENSATION

how our NEOs were paid in 2020

executive compensation program elements

Our fiscal 2020 performance driven compensation program for the NEOs and certain other key executives included the following elements:

total direct compensation
BASE SALARY	STIP	LONG-TERM INCENTIVE	RETIREMENT AND OTHER BENEFITS

●Fixed ●Delivered in cash	●Variable ●Delivered in cash ●Rewards achievement against objective, pre-established performance metrics
●Variable
●Delivered in equity
●Incentivizes retention during critical transformation period
●Aligns the interest of associates and shareholders
●PSUs reward achievement against objective, pre-established performance metrics
●Health plan and a limited 401(k) plan match ●Limited perquisites

The Compensation Committee focuses primarily on the elements of total direct compensation, including base salary, annual cash incentives and long-term equity incentives,when structuring and assessing compensation for the leadership team. We aim to set target total direct compensation and related elements generally at the median range for our peer group, but also consider role and specific talent markets, individual performance and potential and internal equity. For more information on our peer group and benchmarking, see “our compensation decision-making process.”

base salary

Base salaries represent fixed cash compensation tied to the size, scope and complexity of each executive’s position and the depth of each executive’s experience. In connection with the recruitment and appointment of an entirely new leadership team in fiscal 2020 (other than the appointment of Mr. Tritton in November 2019), the Compensation Committee considered these factors in setting base salaries that would attract and retain executives leading the Company’s transformation.

The Compensation Committee generally reviews base salaries for executives on an annual basis to determine whether such salaries remain appropriate. This annual review considers each individual executive’s performance, as well as the results of peer group benchmarking. Any approved adjustments generally become effective in April of the applicable fiscal year. In 2020, the only continuing executive was Mr. Tritton. As his base salary was established in connection with his appointment in November 2019, the Compensation Committee did not adjust his salary for fiscal 2020.

BASE SALARY REDUCTIONS
In the first quarter of fiscal 2020, in connection with aggressive cost-cutting measures, including the temporary furlough of many of our associates due to store closures as a result of the COVID-19 pandemic, our CEO and our other NEOs appointed at that time agreed to a 30% temporary reduction in their base salaries effective April 5, 2020 through May 16, 2020, which coincided with the re-opening of our stores.

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EXECUTIVE COMPENSATION

annual cash incentive compensation

For fiscal 2020, the Compensation Committee implemented for the first time a new performance-based cash STIP, which re-balanced the mix of short-term fixed and variable pay tied to aggressive,quantitative objectives. These metrics included adjusted EBITDA, digital sales growth and reduction in adjusted SG&A expense, all of which align with our near-term transformation priorities, including driving top-line growth (with an emphasis on digital growth), resetting our cost structure, reviewing and optimizing our asset base and refining our organization structure.

The STIP provides for the calculation of award payouts as follows:

STIP PERFORMANCE %
BASE SALARY	TARGET %	ADJUSTED EBITDA* 60%	DIGITAL SALES GROWTH 20%	REDUCTION IN ADJUSTED SG&A* EXPENSE 20%	=	STIP PAYOUT $

The Compensation Committee approved annual target STIP awards expressed as a percentage of each NEO’s base salary in connection with the hiring of each of our NEOs. Performance metrics for the fiscal 2020 STIP were determined by the Compensation Committee based on our transformation strategy, intending to focus our executives on key strategic priorities and encouraging financial discipline and agility in a challenging year. In connection with setting the threshold, target and maximum achievement goals for the STIP, the Compensation Committee considered first quarter results and the likely impact on full-year performance, together with uncertainty around the continued effects of the COVID-19 pandemic. To align with our view that outstanding awards should not be adjusted, the Compensation Committee worked closely with its independent compensation consultant and modelled several iterations and scenarios. Further, the Compensation Committee approved goals that we deemed to be challenging and that would require significant progress toward our strategic transformation milestones.

how we align our STIP performance metrics with our strategy
ADJUSTED EBITDA*	EBITDA is a common metric used to assess operating performance, particularly for our peer retail companies. We have selected adjusted EBITDA (60%) because we believe it directly measures achievement against all of our strategic goals collectively, including sales growth, margin expansion and cost control.
DIGITAL SALES GROWTH	A critical component of our strategic transformation is our focus on digital sales and maximizing integration with our store network, the importance of which was emphasized by the COVID-19 pandemic. Our digital sales growth metric also supports our omni-always principle and expanded launch of BOPIS, curbside pickup and same day delivery services.
REDUCTION IN ADJUSTED SG&A* EXPENSE	To achieve our strategic objectives, we must focus not only on margin expansion, but also on general cost control. This performance metric holds our team accountable for meeting our fiscal 2020 cost savings goals, including those related to our organizational realignment.
2021	As approved by the Compensation Committee, the performance metrics for fiscal 2021 will continue to focus on adjusted EBITDA as the primary driver of performance (weighted 70%), and our new secondary metric will focus on growth in comparable sales (weighted 30%).
*	Adjusted EBITDA and adjusted SG&A are non-GAAP financial measures. See Appendix A for a reconciliation of GAAP to non-GAAP measures used in this proxy statement.

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how we set our STIP performance goals

At the time the fiscal 2020 goals were approved, the Compensation Committee had visibility into the impact of the COVID-19 pandemic on first quarter performance, including significant negative adjusted EBITDA* losses of $291 million that needed to be offset in the remaining quarters. The target adjusted EBITDA goal established for the STIP aligned with our operating budget incorporating first quarter performance and also required improved performance over fiscal 2019 results. Our digital sales growth and reduction in adjusted SG&A expense metrics, by nature of the measures, require year-over-year improvement. Achievement of maximum-level payouts for all three goals required significantly exceeding the operating plans in place at the time the goals were approved.

Following completion of the fiscal year, the Compensation Committee evaluated performance against the adjusted EBITDA, digital sales growth and reduction in adjusted SG&A goals and calculated the fiscal 2020 payout. We returned to adjusted EBITDA margin growth in the second quarter and carried the positive momentum through the rest of the year. Our focus on improving our omni-channel capabilities drove digital sales of over $3 billion, representing over 80% growth. At the same time, we also improved our financial position with cash management and expense control. This strong performance, despite an unprecedented year, resulted in maximum achievement under our STIP. The strong performance was also reflected in stock price appreciation.

FISCAL 2020 STIP PERFORMANCE AND PAYOUT CALCULATIONS

	Weighting	Threshold (50% Payout)	Target (100% Payout)	Maximum (150% Payout)	% of Target	Weighted Performance
ADJUSTED EBITDA*					150%	90%
DIGITAL SALES GROWTH					150%	30%
REDUCTION IN ADJUSTED SG&A* EXPENSE					150%	30%
					Payout	150%
*	Adjusted EBITDA and adjusted SG&A are non-GAAP financial measures. See Appendix A for a reconciliation of GAAP to non-GAAP measures used in this proxy statement.

Based on the Compensation Committee’s certification of performance results, our NEOs received the following 2020 STIP payouts:

FISCAL 2020 NEO STIP PAYOUTS

	Target Bonus % of Base Salary	Annual Target Bonus $	Target Bonus (Prorated)*	Actual Bonus Payout 150% Achievement
Mark J. Tritton	150%	$1,800,000	$1,800,000	$2,700,000
John Hartmann	125%	$1,250,000	$982,143	$1,473,214
Gustavo Arnal	85%	$658,750	$658,750	$988,125
Joseph Hartsig**	40%	$280,000	$280,000	$420,000
Cindy Davis	70%	$490,000	$374,231	$561,346
*	Prorated bonus opportunities were based on hiring dates during the fiscal 2020 year for Mr. Hartmann and Ms. Davis. Pursuant to their employment agreements, Messrs. Arnal’s and Hartsig’s bonus opportunities were not prorated.
**	Pursuant to his employment agreement, Mr. Hartsig received a cash payment of $70,000 each quarter (in exchange for reducing fiscal 2020 STIP opportunity from 80% to 40%). After fiscal 2020, Mr. Hartsig’s target STIP opportunity will increase to 80%. For more information, see “fiscal 2020 NEO compensation decisions.”

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EXECUTIVE COMPENSATION

long-term equity incentive compensation

Our long-term incentive program is designed to focus our executives on increasing shareholder value, to reward their contributions to our sustainable, long-term growth and performance—and to attract and retain key talent. In recent years, the Company has granted PSUs to our NEOs. For 2020, the Compensation Committee approved long-term incentive grants for our NEOs, consisting of a mix of time-vested RSUs and PSUs. Following a detailed analysis and robust discussion, including the uncertainties of the COVID-19 pandemic at the time, the Compensation Committee determined that a mix of PSUs and RSUs for all of our NEOs, including Mr. Tritton, more appropriately balanced our incentive and retentive goals, and accordingly approved the awards and the considerations referenced below. More specifically, the Compensation Committee granted, for fiscal 2020 only, a greater portion of the long-term incentive award value as time-vested RSUs, the realized value of which will ultimately depend on stock price performance at the end of the three-year vesting period. The Compensation Committee determined that this structure maintained ties to shareholder interests and aided in retention and that the temporary emphasis on time-vested RSUs, together with the use of a relative metric for the PSUs, was appropriate in this unprecedented environment where long-term forecasts were not reliable and with our unique situation of having an entirely new leadership term.

Considerations for Fiscal 2020 LTI Mix	RSUs	PSUs
In determining the split between PSUs and RSUs, solely with respect to fiscal 2020, the Compensation Committee considered:
●our overall business transformation efforts, which are taking place in a challenging and volatile environment that has created many uncertainties;
●the uncertainty and volatility created by the impact of the COVID-19 pandemic;
●the need to motivate and retain our entirely new leadership team as it leads the Company’s business transformation; and
●the goal of aligning executive and shareholder interests.
Time-vested RSUs cliff vest on the third anniversary of the date of grant, generally subject to the executive’s continued employment through such date.

Fiscal 2020 PSUs are earned based 100% on relative three-year TSR. PSUs are also subject to a TSR “regulator” that caps award payouts at 100% of target if our TSR over the performance period is negative.

2021 Our fiscal 2021 LTI will return to a more performance-driven mix of 60% PSUs and 40% RSUs.

The Compensation Committee also approved target long-term incentive award values for each NEO. These values are determined in connection with the benchmarking and setting of target total direct compensation and related elements for each NEO, as contemplated for fiscal 2020 in applicable employment agreements. For more information, see “executive compensation program elements.”

FISCAL 2020 TARGET LTI VALUE

Mark J. Tritton	$7,000,000
John Hartmann	$3,500,000
Gustavo Arnal	$1,937,500
Joseph Hartsig	$1,750,000
Cindy Davis	$1,225,000

In addition to the RSUs and PSUs granted as part of the fiscal 2020 compensation program, certain NEOs received equity grants as inducement or make-whole awards in connection assuming their new positions. For more information, see “fiscal 2020 NEO compensation decisions.”

2020 PSUs – grants

The Compensation Committee selected relative TSR as the sole performance metric (100%) for the 2020 PSUs and established the payout percentages based on relative TSR achievement versus other peer retailers. As noted in our compensation design pillars, the peer group for performance comparisons is the same as the peer group used for benchmarking. To further enhance shareholder alignment, the Compensation Committee continued its past practice

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of including an absolute TSR element into the terms and conditions of the 2020 PSUs, which caps any payouts at target (regardless of relative performance) if our absolute TSR over the performance period is negative.

how we align our PSUs with increased shareholder value

RELATIVE TSR
Our long-term incentives are designed to focus on increasing shareholder value. This measure rewards shareholder returns and long-term performance relative to our peers, and we believe relative TSR also provides the right balance with our annual incentive metrics that focus on near-term strategic priorities. The risk of any excessive payouts in the event we are not delivering value to our shareholders is controlled by the cap on payouts at target in the event absolute TSR is negative.

2021 The fiscal 2021 PSUs will be earned at the end of a three-year performance period based on achievement of aggressive adjusted gross margin goals (weighted 50%), as well as a continued emphasis on outperformance of our peer group through relative TSR (weighted 50%). The Compensation Committee also changed the payout scale from 25-150% to 33-200% to align with market practice and our pay-for-performance culture.

how we set our PSU performance goals

We require TSR performance above the 50th percentile of our peer group to payout at target. We believe this performance hurdle is higher than typical market practice and reflects robust goal-setting. The Compensation Committee also focuses on carefully and thoughtfully identifying our peer group, including retailers with business characteristics similar to ours and companies of varying sizes in terms of revenue and market capitalization.

The following tables show the achievement ranges for these metrics, together with the associated payout percentages. Any common stock earned will vest in full at the end of the three-year performance period (fiscal 2020-2022).

Achievement Percentile (Peer Group)(1)	Payment Percentage of Common Stock Underlying PSUs
80th Percentile or better	150%
55th Percentile	100%
30th Percentile	25%
Less than 30th Percentile	0%
(1)	Linear interpolation used for results between goals.

2018 PSUs - payouts

The performance metrics for the 2018 PSUs were three-year ROIC relative to a peer group (2/3 weight) and three-year EBIT margin relative to a peer group (1/3 weight). Ms. D’Elia was the only NEO to hold 2018 PSUs. The threshold goals were not achieved, and no payout was approved. For all grants of PSUs subsequent to the 2018 PSUs, the Compensation Committee has granted PSUs in alignment with our compensation design pillars.

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retirement and other benefits

The NEOs are entitled to the same benefits offered to all Bed Bath & Beyond associates. The cost of these benefits constitutes a small percentage of each NEO’s total compensation. Key benefits include paid vacation, premiums paid for long-term disability insurance, a matching contribution to the NEO’s 401(k) plan account and payment of a portion of the NEO’s premiums for healthcare and basic life insurance.

We generally have provided our leadership team with certain perquisites, including an automobile allowance and an annual financial planning benefit. The Compensation Committee believes such limited perquisites are reasonable and consistent with its overall objective of attracting and retaining talented NEOs.

See the “all other compensation” column in the Summary Compensation Table for further information regarding these benefits and perquisites, and the “potential payments upon termination or change in control” table for information regarding termination and change in control payments and benefits.

fiscal 2020 NEO compensation decisions

The following provides summary compensation information for each of our continuing NEOs. For more information, see “employment agreements and potential payments upon termination or change in control.”

Mark J. Tritton president and chief executive officer
We entered into an employment agreement with Mr. Tritton in connection with his appointment as President and CEO in November 2019. The terms and conditions of this agreement were designed to establish a competitive compensation framework that aligns with our compensation design pillars. Mr.Tritton’s fiscal 2020 compensation consisted of the elements described below.

base salary	$1,200,000 annually
STIP	$2,700,000 bonus ●Target bonus opportunity: 150% of base salary ●Maximum bonus opportunity: 225% of base salary
LTI	$7,000,000 target award value for fiscal 2020, per employment agreement ●Employment agreement capped fiscal 2020 PSU award at $10,500,000 maximum award value
other awards	In connection with Mr. Tritton’s appointment, he received several inducement and make-whole awards (to replace certain awards forfeited when he resigned from his prior employer). These awards were made in fiscal 2019, except for a make-whole cash bonus of $710,000, which was paid on March 13, 2020 tailored perquisites
●Home buyout and relocation assistance in connection with Mr. Tritton’s relocation to the New York metropolitan area
●Reimbursement of legal fees incurred in connection with negotiation of employment agreement
●Financial planning
●Automobile allowance

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John Hartmann chief operating officer and president buybuy BABY
We entered into an employment agreement with Mr. Hartmann in connection with his appointment as Chief Operating Officer and President, buybuy BABY in May 2020. The terms and conditions of this agreement were designed to establish a competitive compensation framework that aligns with our compensation design pillars. Mr. Hartmann’s fiscal 2020 compensation consisted of the elements described below.

base salary	$1,000,000 annually
STIP	$1,473,214 bonus, prorated due to date of hire ●Target bonus opportunity: 125% of base salary
LTI	$3,500,000 target award value, for fiscal 2020, per employment agreement other awards
●One-time make-whole cash award of $187,500
●One-time sign-on cash bonus of $500,000, which is required to be repaid if terminated for “cause” or following a departure without “good reason” within one year of the effective date of his employment agreement
●Make-whole award of RSUs with a value of $3,000,000 vesting ratably over three years and subject to Mr. Hartmann’s continued employment through the applicable vesting date, which award is intended to replace certain equity awards that were forfeited by Mr. Hartmann upon his resignation as President and CEO from his previous employer and joining the Company (the “Hartmann RSU Award”)

tailored perquisites
●Relocation assistance in connection with Mr. Hartmann’s relocation to the New York metropolitan area
●Reimbursement of legal fees incurred in connection with negotiation of employment agreement
●Financial planning
●Automobile allowance

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Gustavo Arnal chief financial officer and treasurer
In connection with Mr. Arnal’s appointment as Chief Financial Officer and Treasurer in April 2020, we entered into an employment agreement with Mr. Arnal in April 2020. The terms and conditions of this agreement were designed to establish a competitive compensation framework that aligns with our compensation design pillars. Mr. Arnal’s fiscal 2020 compensation consisted of the elements described below.

base salary	$775,000 annually
STIP	$988,125 bonus ●Target bonus opportunity: 85% of base salary, not prorated for fiscal 2020
LTI	$1,937,500 target award value, for fiscal 2020, per employment agreement
other awards	●One-time sign-on award of RSUs with a value of $775,000, vesting ratably over three years (the “Arnal Sign-On RSU Award”)
tailored perquisites
●Relocation assistance in connection with Mr. Arnal’s relocation to the New York metropolitan area
●Reimbursement of legal fees incurred in connection with negotiation of employment agreement
●Financial planning
●Automobile allowance

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Joseph Hartsig chief merchandising officer and president Harmon Stores Inc.
We entered into an employment agreement with Mr. Hartsig in connection with his appointment as Chief Merchandising Officer and President, Harmon Stores Inc. in March 2020. The terms and conditions of this agreement were designed to establish a competitive compensation framework that aligns with our compensation design pillars. Mr. Hartsig’s fiscal 2020 compensation consisted of the elements described below.

base salary	$700,000 annually
STIP	$420,000 bonus ●Target bonus opportunity: 40% of base salary for fiscal 2020
LTI	$1,750,000 target award value, for fiscal 2020, per employment agreement other awards
●One-time inducement cash bonus of $50,000
●Cash retention bonus of $70,000 each quarter (in exchange for reducing fiscal 2020 STIP opportunity from 80% to 40%), subject to Mr. Hartsig’s continued employment through each applicable payment date (the “Hartsig Retention Bonus”)
●Make-whole RSU award with a value of $1,000,000, vesting ratably over three years which is intended to replace certain equity awards that were forfeited by Mr. Hartsig from his previous employer in connection with joining the Company (the “Hartsig Make-Whole RSU Award”)

tailored perquisites
●Relocation assistance in connection with Mr. Hartsig’s relocation to the New York metropolitan area
●Reimbursement of legal fees incurred in connection with negotiation of employment agreement
●Financial planning
●Automobile allowance

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Cindy Davis chief brand officer and president Decorist, LLC
We entered into an employment agreement with Ms. Davis in connection with her appointment as Chief Brand Officer and President, Decorist, LLC in May 2020. The terms and conditions of this agreement were designed to establish a competitive compensation framework that aligns with our compensation design pillars. Ms. Davis’s fiscal 2020 compensation consisted of the elements described below.

base salary	$700,000 annually
STIP	$561,346 bonus, prorated due to date of hire ●Target bonus opportunity: 70% of base salary
LTI	$1,225,000 target award value, for fiscal 2020, per employment agreement other awards
●One-time inducement cash award of $250,000, which is required to be repaid if terminated for “cause” or following a departure without “good reason” within one year of the effective date of Ms. Davis’s employment agreement
●One-time sign-on RSU Award with a value of $1,000,000, vesting ratably over three years (the “Davis Sign-On RSU Award”)

tailored perquisites
●Relocation assistance in connection with Ms. Davis’s relocation to the New York metropolitan area
●Reimbursement of legal fees incurred in connection with negotiation of employment agreement
●Financial planning
●Automobile allowance

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former chief financial officer and treasurer

For fiscal 2020, Ms. D’Elia received a prorated base salary through her date of separation from the Company on May 8, 2020. Ms. D’Elia’s severance award aligned with the terms of her separation agreement. For more information, see “compensation tables” and “employment agreements and potential payments upon change in control.”

our compensation decision-making process

role of the compensation committee

The Compensation Committee, which is comprised entirely of independent directors, reviews and establishes our management compensation and benefits philosophy, policies, plans and programs. In this role, the Compensation Committee is responsible for considering and determining all matters relating to the compensation of the CEO and other executive officers, including the NEOs, as well as administering and functioning as the committee that is authorized to make grants and awards of equity compensation to our NEOs. Pursuant to its charter, the Compensation Committee may form subcommittees and delegate its authority to any such subcommittee or to any designated officer of the Company as it deems appropriate, to the extent permitted by law or by applicable policies and rules of the Company.

role of management

Subsequent to the appointment of our new leadership team, meetings of the Compensation Committee have been regularly attended by our Chief People & Culture Officer and other members of our human resources management team. Our CEO also provides input as requested and, together with our CFO, contributes to the discussion of our internal operating budget and related calculation of goals for our incentive plans.

independent consultants

In November 2019, the Compensation Committee determined that transforming our compensation practices and culture required a new advisor with no connection to the Company’s legacy programs. Following a thorough search, the Compensation Committee engaged the services of a new independent compensation consultant, Meridian Compensation Partners, LLC (Meridian). Meridian reports directly to the Compensation Committee and has brought fresh perspectives to executive compensation issues, attending most Compensation Committee meetings in fiscal 2020. Meridian assisted with the development of competitive market data and benchmarking in connection with the hiring of our new leadership team, helped the Compensation Committee design and implement our revised incentive compensation programs and has provided the Compensation Committee information on trends and emerging best practices. Meridian has not served the Company in any other capacity except as consultant to the Compensation Committee.

The Compensation Committee receives advice and assistance from the law firm of Winston & Strawn LLP.

The Compensation Committee has concluded that no conflict of interest exists (or existed) that prevents (or prevented) Meridian or Winston & Strawn from being independent advisors to the Compensation Committee.

benchmarking peer group

Consistent with our compensation design pillars, the Compensation Committee established a single, updated and relevant peer group for setting total direct compensation levels and measuring relative performance. Until 2019, we relied on two peer groups: one group for compensation benchmarking and an expanded group for performance comparisons. The Compensation Committee determined that having a single peer group would increase alignment between pay and performance, reduce complexity and increase transparency. In October 2020, the Compensation Committee reaffirmed our peer group, based on a review by Meridian, and we continue to believe the peer group has an appropriate number and breadth of companies to support both purposes.

The peer group consists primarily of retailers with business characteristics that make them similar to the Company. The Compensation Committee also considered various size parameters, including revenue and market capitalization.

Based on the parameters reviewed, the following 22 companies (our Peer Group) were identified as competitors for business, talent or both. We aim to set target total direct compensation and related elements generally at the median range for our peer group, but also consider role and specific talent markets, individual performance and potential and internal equity.

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FISCAL 2020 PEER GROUP

Advance Auto Parts, Inc.	Foot Locker, Inc.	ODP Corp. (formerly Office Depot)
AutoZone, Inc.	The Gap, Inc.	O’Reilly Automotive, Inc.
Big Lots, Inc.	Kohl’s Corporation	Ross Stores, Inc.
Burlington Stores, Inc.	L Brands, Inc.	Tractor Supply Company
Dick’s Sporting Goods, Inc.	Macy’s, Inc.	Ulta Beauty, Inc.
Dillard’s, Inc.	The Michaels Companies, Inc.	Wayfair Inc.
Dollar General Corporation	Nordstrom, Inc.	Williams-Sonoma, Inc.
Dollar Tree, Inc.

BED BATH & BEYOND COMPARED TO PEER GROUP

Data sourced from S&P Capital IQ effective as of February 28, 2021.

The Compensation Committee reviews market data from compensation surveys to benchmark pay for executive officer positions when relevant Peer Group data are not available.

additional compensation information

impact of accounting and tax considerations

The Compensation Committee considers various accounting and tax implications of equity-based and other compensation.

When determining the amounts of equity-based awards to be granted, the Compensation Committee examines the accounting cost associated with the grants. Under ASC 718, grants of stock options, PSUs and other equity-based awards result in an accounting charge for the Company equal to the fair value of the awards being issued.

Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), generally disallows a federal income tax deduction for compensation in excess of $1 million in any taxable year paid to certain covered executive officers. There is limited transitional relief for “qualified performance-based compensation” and certain other items of compensation that were in place before November 2, 2017. While the Compensation Committee generally considers this limit when determining executive compensation, the Compensation Committee reserves the discretion to decide that it is appropriate to exceed the limitation on deductibility so we have the flexibility to attract and retain talented executives and to ensure those executives are compensated in a manner that is consistent with the best interests of the Company and our shareholders. Interpretations of and changes in the tax laws and other factors beyond the Compensation Committee’s control also may affect the deductibility of compensation.

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employment agreements

We have entered into employment agreements with our NEOs that set forth generally the elements of compensation discussed above and provide for termination payments in qualifying termination scenarios. We believe that it is in the best interests of the Company to enter into these employment arrangements as they provide a level of certainty to our executives on their fixed compensation and termination entitlements and to the Company. For more information, see “employment agreements and potential payments upon change in control.”

policy on the recovery of incentive compensation

We have a stand-alone Compensation Recoupment Policy regarding the recovery of incentive compensation applicable to current and former senior officers. The Compensation Recoupment Policy, which we strengthened in fiscal 2020 and established as a stand-alone policy to underscore the importance of these principles, generally provides that we will seek to recoup incentive-based cash and equity compensation paid or awarded to current and former senior officers, where (i) there has been a restatement of the Company’s financial results or there was an error in the calculation of the achievement of applicable performance goals, which should have resulted in no performance-based award or a lower payment relating to such performance or (ii) the Board determines in good faith that the executive engaged in conduct detrimental to the Company (including fraud causing financial or reputational harm, commission of a felony, or material breach of restrictive covenants). The full policy is available in the Governance Documents section of our Investor Relations website available at www.bedbathandbeyond.com. The Compensation Committee continues to monitor the issuance of regulations under the Dodd-Frank Wall Street Reform and Consumer Protection Act relating to incentive compensation recoupment and will amend our Compensation Recoupment Policy to the extent necessary to comply with any such regulations.

anti-hedging and anti-pledging policies

We do not permit executive officers to hedge the Company’s securities, and we also restrict their ability to pledge the Company’s securities. Additional detail regarding the Company’s anti-hedging and pledging policies can be found above under the heading “Anti-Hedging and Anti-Pledging Policies.”

compensation risk assessment

In May 2020, the Compensation Committee performed a risk assessment of our compensation programs,which included an analysis of the risk associated with our executive compensation program conducted by Meridian. In its review, the Compensation Committee considered the balance between pay components, measures of performance, magnitude of pay, pay caps, plan time horizons and overlapping performance cycles, program design and administration and other features that are designed to mitigate risk (such as stock ownership guidelines and a Compensation Recoupment Policy). Following its review, the Compensation Committee, with confirmation by Meridian, determined that our compensation practices and policies do not create risks that are reasonably likely to have a material adverse effect on the Company.

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executive stock ownership guidelines

During 2020, the Compensation Committee enhanced its stock ownership guidelines, making such guidelines applicable not only to the CEO but to all executive officers, including our NEOs. The guidelines are based on multiples of base salary, varying by role, as follows:

MINIMUM STOCK OWNERSHIP REQUIREMENT

6x	3x		2x
BASE SALARY	BASE SALARY		BASE SALARY
Chief Executive Officer	Chief Financial Officer	Chief Stores Officer	Chief Legal Officer
	Chief Operating Officer	Chief Digital Officer	Chief People and Culture Officer
	Chief Merchandising Officer	Chief Brand Officer

●	All covered individuals must hold 50% of the net after-tax shares they receive in connection with the Company’s compensation programs or pursuant to such individuals’ employment agreements until their ownership requirement is met;
●	Once the covered individual satisfies the ownership requirement, he or she is considered in compliance as long as such covered individual’s eligible holdings do not decline below the number of shares held when he or she first met the applicable ownership guideline; and
●	The price used to determine compliance with the guidelines will be the 20-day trading average at each fiscal year-end.

The Compensation Committee believes these expanded share ownership guidelines are better aligned with overall market practices and will enhance the ties of our executives to shareholder interests. All of the Company's executives subject to the policy have either met the final stock ownership requirements or are in current compliance with the interim requirements under the stock ownership guidelines.

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compensation tables

summary compensation table for fiscal 2020, fiscal 2019 and fiscal 2018

The following table sets forth information concerning the compensation of the Company’s NEOs for the last three completed fiscal years (except with regard to Messrs. Arnal, Hartmann and Hartsig and Ms. Davis, who were not NEOs for fiscal 2019 or fiscal 2018 and consequently, have information included for fiscal 2020 only, and Mr. Tritton, who was not an NEO for fiscal 2018 and, consequently, has information included for fiscal years 2020 and 2019 only).

Name and Principal Position	Year	Salary(1) ($)	Bonus ($)	Stock Awards(2)(3) ($)	Non-Equity Incentive Plan Compensation(4) ($)	All Other Compensation(5) ($)	Total ($)
Mark J. Tritton(6) President and Chief Executive Officer	2020	1,144,615	710,000	6,931,834	2,700,000	1,440,503	12,926,952
	2019	346,154	375,000	11,632,199	750,000	661,045	13,764,398
Gustavo Arnal(7) Executive Vice President, Chief Financial Officer and Treasurer	2020	611,058	—	2,740,375	988,125	310,841	4,650,399
Robyn M. D’Elia(8) Former Chief Financial Officer and Treasurer	2020	179,712	—	—	—	663,499	843,211
	2019	750,000	—	1,559,469	—	24,937	2,334,406
	2018	653,900	—	425,026	—	10,770	1,089,696
Cindy Davis(9) Executive Vice President, Chief Brand Officer and President, Decorist	2020	511,539	250,000	2,384,540	561,346	14,016	3,721,441
John Hartmann(10) Chief Operating Officer and President, buybuy BABY	2020	750,000	687,500	6,635,377	1,473,214	103,553	9,649,644
Joseph Hartsig(11) Executive Vice President, Chief Merchandising Officer, and President, Harmon Stores Inc.	2020	635,385	260,000	2,556,051	420,000	61,974	3,933,410
(1)	Except as otherwise described in this Summary Compensation Table, salaries to NEOs were paid in cash in fiscal 2020, fiscal 2019 and fiscal 2018, and increases in salary were effective in May for fiscal 2019 and fiscal 2018. None of our NEOs had salary increases in fiscal 2020.
(2)	The value of stock awards represents their respective total fair value on the date of grant calculated in accordance with ASC 718, without regard to the estimated forfeiture related to service-based vesting conditions, and in the case of PSUs, is based on the performance conditions applicable to such PSUs being achieved at the target payout level, which was determined to be the probable outcome as of the grant date. All assumptions made in the valuations are contained and described in Note 14 to the Company’s consolidated financial statements in the Company’s Form 10-K for fiscal 2020. Stock awards are rounded up to the nearest whole share when converted from dollars to shares. The amounts shown in the table reflect the total fair value on the date of grant and do not necessarily reflect the actual value, if any, that may be realized by the NEOs.
(3)	The value of stock awards consists of (i) PSU and RSU awards granted in fiscal 2020 to Messrs. Tritton, Arnal, Hartmann and Hartsig and Ms. Davis, (ii) a PSU award (the “Tritton Make-Whole PSU Award”) and RSU awards (the “Tritton Sign-On RSU Award” and the “Tritton Make-Whole RSU Award”) granted in fiscal 2019 to Mr. Tritton as an inducement material to his entering into an employment agreement and commencing employment with the Company and (iii) PSU awards granted in fiscal 2019 and PSU and restricted stock awards granted in fiscal 2018 to Ms. D’Elia. With regard to Ms. D’Elia’s awards, the one-year performance-based test for fiscal 2019 was met at 28.51% of target (resulting in a payout of 0.00% of target), and the one-year performance-based test for fiscal 2018 was met at 46.78% of target (resulting in a payout of 25% of target using the 2018 peer group). The fair value of the PSU awards that have not yet been certified is reported at 100% of target, which is the estimated outcome of performance conditions associated with the PSU awards on the grant date. If the Company achieves the highest level of performance for the PSU awards granted in fiscal 2020, then the fair value of such PSU awards would be $3,051,466, $844,608, $1,525,738, $762,874 and $534,010 for Messrs. Tritton, Arnal, Hartmann and Hartsig and Ms. Davis, respectively. If the Company achieves the highest level of performance for the PSU awards granted in fiscal 2019, then the fair value of the PSU awards granted in fiscal 2019 would be $2,339,221 for Ms. D’Elia. The performance metrics for Mr. Tritton’s PSU awards granted in fiscal 2019 do not provide for performance above 100% of the target. The vesting of the Tritton Sign-On RSU Award and the Tritton Make-Whole RSU Award granted in fiscal 2019 is based solely on time. The value of PSU awards granted in fiscal 2019 to Ms. D’Elia does not reflect the reduction of PSUs granted in 2019, as described below under the heading “Potential Payments Upon Termination or Change in Control – Employment Agreement and Other Compensatory Arrangements with Ms. D’Elia.”

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(4)	For fiscal 2020, the Compensation Committee implemented a new cash short-term incentive plan (the “STIP”), which re-balanced the mix of short-term fixed and variable pay tied to aggressive, quantitative objectives. Following completion of the fiscal year, the Compensation Committee evaluated performance against the adjusted EBITDA, digital sales growth and reduction in adjusted SG&A goals, and calculated the fiscal 2020 payout. Based on the Compensation Committee’s certification of performance results, NEOs earned an actual bonus payout for fiscal 2020 of 150% achievement.
(5)	Includes, inter alia, dividends or dividend equivalents on equity-based awards based on the amounts paid to all shareholders as of the record date for each dividend declared. For Mr. Tritton in fiscal 2020, the All Other Compensation column, includes (i) payment for his home sale/buyout and relocation assistance benefits of $510,970, (ii) $762,991 in gross-up payments to reimburse applicable taxes resulting from relocation expenses that were imputed as income, including federal, state and FICA taxes, (iii) car allowance, and (iv) a payment for financial planning benefits. During fiscal 2020, total dividend income of $151,571 was paid on Mr. Tritton’s inducement awards. The amount reflected for Mr. Arnal in fiscal 2020 includes (i) payment for his relocation assistance benefits of $135,860, (ii) $138,427 in gross-up payments to reimburse applicable taxes resulting from relocation expenses that were imputed as income to him, including federal, state and FICA taxes, (iii) car allowance, (iv) payment for financial planning benefits, and (v) reimbursement of legal fees relating to the negotiation of Mr. Arnal’s employment agreement. The amount reflected for Ms. Davis in fiscal 2020 includes (i) payment for her home sale/buyout and relocation assistance benefits, (ii) $1,822 in gross-up payments to reimburse applicable taxes resulting from relocation expenses that were imputed as income to her, including federal, state and FICA taxes, (iii) car allowance, and (iv) reimbursement of expenses related to COBRA benefits pursuant to Ms. Davis’s separation from her prior employer (such expenses calculated as the value of such COBRA benefits less the amount Ms. Davis would have paid had she been covered under Company health and welfare plans for the same period). The amount reflected for Mr. Hartmann in fiscal 2020 includes (i) payment for his relocation assistance benefits of $26,927, (ii) $26,131 in gross-up payments to reimburse applicable taxes resulting from relocation expenses that were imputed as income to him, including federal, state and FICA taxes, (iii) car allowance of $33,309, (iv) payment of legal fees related to the negotiation of Mr. Hartmann’s employment agreement and (v) reimbursement of expenses related to COBRA benefits pursuant to Mr. Hartmann’s separation from his prior employer (such expenses calculated as the value of such COBRA benefits less the amount Mr. Hartmann would have paid had he been covered under Company health and welfare plans for the same period). The amount reflected for Mr. Hartsig in fiscal 2020 includes (i) payment for his relocation assistance benefits, (ii) $12,858 in gross-up payments to reimburse applicable taxes resulting from relocation expenses that were imputed as income to him, including federal, state and FICA taxes, (iii) car allowance of $25,866 and (iv) a reimbursement of legal fees in connection with his employment agreement negotiations. For Ms. D’Elia in fiscal 2020, amounts include (i) a cash payment of $576,923, which represents the portion of cash severance that was paid to Ms. D’Elia in fiscal 2020 in accordance with the terms of her employment agreement, and (ii) incremental costs to the Company for employer 401(k) plan matching contributions. Also included in the All Other Compensation column for fiscal 2020 were dividends of $13,890, that were paid on previously unvested stock awards that vested in fiscal 2020. These dividends were not factored into the grant date fair value of such stock awards under ASC 718. In addition, these dividends do not vest and are not paid until, and only then to the extent that, the associated stock awards vest and the underlying shares are paid. During fiscal 2018 the Company granted Robyn M. D’Elia a deferred cash award under the Company’s Cash Incentive Plan in the aggregate amount of $75,000. During fiscal 2020, $64,286 related to the cash award vested and is included in the All Other Compensation column. Ms. D’Elia received a COBRA subsidy upon her separation from the Company.
(6)	Mr. Tritton commenced employment as President and Chief Executive Officer of the Company, effective as of November 4, 2019. With respect to fiscal 2020, Mr. Tritton earned a cash bonus under the STIP in the total amount of $2,700,000, which is reflected in Non-Equity Incentive Plan Compensation and will be paid in fiscal 2021. Additionally, in accordance with his employee agreement, Mr. Tritton was entitled to a make-whole cash award in the amount of $710,000 (the “Tritton Make-Whole Cash Award”), which is reflected in the Bonus column. The amount of base salary paid to Mr. Tritton during fiscal 2020 reflects the portion of his annual base salary of $1,200,000 that was earned during fiscal 2020 and also reflects a 30% salary reduction between April 10 and May 16, 2020, in response to the COVID-19 pandemic. With respect to fiscal 2019, Mr. Tritton was entitled to a performance-based cash bonus under the terms of his employment agreement with the Company with the target bonus opportunity of $750,000. The Compensation Committee determined that Mr. Tritton exceeded the performance objective with respect to his bonus for fiscal 2019 and determined that it should be paid out at 150% of target, in the total amount of $1,125,000. Of this total amount, $750,000 is reflected in the Non-Equity Incentive Plan Compensation, and $375,000 is reflected in the Bonus column.
(7)	Mr. Arnal commenced employment as Executive Vice President, Chief Financial Officer and Treasurer of the Company, effective as of May 4, 2020. The amount reflected in the Salary column for Mr. Arnal during fiscal 2020 reflects the portion of his annual base salary of $775,000 that was earned during fiscal 2020. With respect to fiscal 2020, Mr. Arnal earned a cash bonus under the STIP in the total amount of $988,125, which is reflected in Non-Equity Incentive Plan Compensation column and will be paid in fiscal 2021.
(8)	The amount shown as Ms. D’Elia’s base salary reflects a 30% salary reduction between April 10 and May 4, 2020, in response to the COVID-19 pandemic. Ms. D’Elia stepped down as the Chief Financial Officer and Treasurer effective as of May 4, 2020, in connection with Mr. Gustavo Arnal’s commencement of employment as the Executive Vice President, Chief Financial Officer and Treasurer of the Company, effective as of the same date, and her employment with the Company was terminated effective as of May 8, 2020.
(9)	Ms. Davis commenced employment as the Executive Vice President, Chief Brand Officer and President, Decorist, effective as of May 26, 2020. The amount reflected in the Salary column during fiscal 2020 reflects the portion of her annual base salary of $700,000 that was earned during fiscal 2020. With respect to fiscal 2020, Ms. Davis earned a cash bonus payout under the STIP in the total amount of $561,346, which is reflected in Non-Equity Incentive Plan Compensation and will be paid in fiscal 2021. In accordance with her employee agreement, Ms. Davis was also entitled to a sign-on cash award in the amount of $250,000, which is reflected in the Bonus column.

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(10)	Mr. Hartmann commenced employment as the Chief Operating Officer and President, buybuy BABY, effective as of May 18, 2020. The amount reflected in the Salary column for Mr. Hartmann during fiscal 2020 reflects the portion of his annual base salary of $1,000,000 that was earned during fiscal 2020. With respect to fiscal 2020, Mr. Hartmann earned a cash bonus payout under the STIP in the total amount of $1,473,214 which is reflected in the Non-Equity Incentive Plan Compensation and will be paid in fiscal 2021. In accordance with his employee agreement, Mr. Hartmann was also entitled to a make-whole cash award in the amount of $187,500 and a sign-on cash award in the amount of $500,000, both of which are reflected in the Bonus column.
(11)	Mr. Hartsig commenced employment as the Executive Vice President, Chief Merchandising Officer, and President, Harmon Stores Inc., effective as of March 4, 2020. The amount reflected in the Salary column for Mr. Hartsig during fiscal 2020 reflects the portion of his annual base salary of $700,000 that was earned during fiscal 2020, and also reflects a 30% salary reduction between April 10 and May 16, 2020 in response to the COVID-19 pandemic. With respect to fiscal 2020, Mr. Hartsig earned a cash bonus payout under the STIP in the total amount of $420,000, which is reflected in the Non-Equity Incentive Plan Compensation column and will be paid in fiscal 2021. In accordance with his employee agreement, Mr. Hartsig was entitled to a retention bonus of $70,000 per quarter for a one year period for a total amount of $280,000. In fiscal 2020, Mr. Hartsig received $210,000 related to this retention bonus and was entitled to a sign-on cash award of $50,000, both of which are reflected in the Bonus column.

grants of plan based awards

grants of non-equity incentive plan awards, restricted stock units and performance stock units for fiscal 2020

The following table sets forth information with respect to cash awards earned during fiscal 2020 by each of the NEOs under the STIP, RSUs and PSUs awarded during fiscal 2020 to each of the NEOs, except Ms. D’Elia, under the 2012 Plan and, for Messrs. Arnal, Hartmann and Hartsig and Ms. Davis, RSU and PSU awards that were made as a material inducement for them to accept employment with the Company and enter into their employment agreement with the Company. A portion of the RSU awards that were made to Messrs. Arnal and Hartmann and Ms. Davis were issued outside of the 2012 Plan and the Company’s 2018 Incentive Compensation Plan (the “2018 Plan”), in accordance with Nasdaq Listing Rule 5635(c)(4) but are subject to substantially the same terms as awards made under such plans.

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards(3)(4) ($)
Name	Grant Date		Threshold(1) ($)	Target(1) ($)	Maximum(1) ($)	Threshold(2) (#)	Target(2) (#)	Maximum(2) (#)
Mark J. Tritton	6/08/2020	(1)	900,000	1,800,000	2,700,000	—	—	—	—	—
	6/08/2020	(5)	—	—	—	—	—	—	494,450	$4,897,527
	6/08/2020	(6)	—	—	—	52,977	211,907	317,861	—	$2,034,307
Gustavo Arnal	5/04/2020	(7)	—	—	—	—	—	—	143,912	$821,737
	6/08/2020	(1)	329,375	658,750	988,125	—	—	—	—	—
	6/08/2020	(5)	—	—	—	—	—	—	136,857	$1,355,569
	6/08/2020	(6)	—	—	—	14,664	58,653	87,980	—	$563,069
Cindy Davis	5/26/2020	(8)	—	—	—	—	—	—	160,255	$1,171,464
	6/08/2020	(1)	187,115	374,231	561,346	—	—	—	—	—
	6/08/2020	(5)	—	—	—	—	—	—	86,529	$857,070
	6/08/2020	(6)	—	—	—	9,271	37,084	55,626	—	$356,006
John Hartmann	5/18/2020	(9)	—	—	—	—	—	—	511,991	$3,169,455
	6/08/2020	(1)	491,071	982,143	1,473,214	—	—	—	—	—
	6/08/2020	(5)	—	—	—	—	—	—	247,225	$2,448,764
	6/08/2020	(6)	—	—	—	26,489	105,954	158,931	—	$1,017,158
Joseph Hartsig	3/04/2020	(10)	—	—	—	—	—	—	83,456	$823,085
	6/08/2020	(1)	140,000	280,000	420,000	—	—	—	—	—
	6/08/2020	(5)	—	—	—	—	—	—	123,613	$1,224,387
	6/08/2020	(6)	—	—	—	13,245	52,977	79,466	—	$508,579

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(1)

Represents the threshold, target and maximum amount of the fiscal 2020 non-equity incentive plan award granted to Messrs. Tritton, Arnal, Hartmann and Hartsig and Ms. Davis for fiscal 2020 pursuant to the STIP. Mr. Hartmann’s and Ms. Davis’s amounts have been prorated. See footnote (4) to the Summary Compensation Table in this Proxy Statement.

(2)

Number of shares when converted from dollars to shares, which number is rounded up to the nearest whole share. Amounts represent the threshold, target and maximum amounts for equity incentive plan awards with performance conditions for each NEO.

(3)	No option awards were granted to the NEOs in fiscal 2020.
(4)

Pursuant to the SEC rules, PSU and RSU awards are valued in accordance with ASC 718. See footnote (2) to the Summary Compensation Table in this Proxy Statement. The fair value of PSU awards is reported at 100% of target, which is the estimated outcome of performance conditions associated with the PSU awards on the grant date.

(5)

Represents an award of RSUs granted to the NEOs on June 8, 2020, under the Company’s 2012 Plan. The RSUs will vest on the third anniversary of the grant date, provided that the NEO remains continuously employed by the Company from the grant date until the vesting date.

(6)

Represents an award of PSUs granted to the NEOs on June 8, 2020, under the Company’s 2012 Plan. Vesting of these PSUs granted to the NEOs depends on (i) the Company’s achievement of a three-year performance goal based on the Company’s Total Shareholder Return (the “Performance Goal”), and (ii) assuming achievement of the Performance Goal, will vest on the third anniversary of the grant date, provided that the NEO remains continuously employed by the Company from the grant date until the vesting date. The awards are capped at 150% of target achievement, with a floor of zero. PSUs are converted into shares of common stock upon payment following vesting.

(7)

Represents a sign-on award of RSUs granted to Mr. Arnal as an inducement material to his entering into an employment agreement and commencing employment with the Company (the “Arnal Sign-On RSU Award”). The RSUs will vest in three substantially equal installments on each of the first, second and third anniversaries of the Grant Date (for each NEO’s inducement award, a “Vesting Date”), provided that Mr. Arnal remains continuously employed by the Company from the Grant Date until the applicable Vesting Date.

(8)

Represents a sign-on award of RSUs granted to Ms. Davis as an inducement material to her entering into an employment agreement and commencing employment with the Company (the “Davis Sign-On RSU Award”). The RSUs will vest in three substantially equal installments on the Vesting Dates, provided that Ms. Davis remains continuously employed by the Company from the Grant Date until the applicable Vesting Date.

(9)

Represents a make-whole award of RSUs granted to Mr. Hartmann as an inducement material to his entering into an employment agreement and commencing employment with the Company (the “Hartmann Make-Whole RSU Award”). The RSUs will vest in three substantially equal installments on the Vesting Dates, provided that Mr. Hartmann remains continuously employed by the Company from the Grant Date until each applicable Vesting Date.

(10)

Represents a make-whole award of RSUs granted to Mr. Hartsig as an inducement material to his entering into an employment agreement and commencing employment with the Company (the “Hartsig Make-Whole RSU Award”). The RSUs will vest in three substantially equal installments on each of the Vesting Dates, provided that Mr. Hartsig remains continuously employed by the Company from the Grant Date until each applicable Vesting Date.

outstanding equity awards at fiscal year-end

The following table sets forth information for each of the NEOs with respect to the value of all unvested restricted stock awards, unvested RSUs and unvested PSUs as of February 27, 2021, the last day of fiscal 2020.

Name	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(1) ($)
Mark J. Tritton	1,113,049	(2)	$29,896,496
Gustavo Arnal	339,422	(3)	$9,116,875
Robyn M. D’Elia	55,261	(4)	$1,484,310
Cindy Davis	283,868	(5)	$7,624,694
John Hartmann	865,170	(6)	$23,238,466
Joseph Hartsig	260,046	(7)	$6,984,836
(1)	Market value is based on the closing price of the Company’s common stock of $26.86 per share on February 26, 2021, the last trading day in fiscal 2020.
(2)

The amounts reflected for Mr. Tritton include (i) 132,957 RSUs that will vest on March 31, 2021, subject, in general, to Mr. Tritton remaining in the Company’s employ through the applicable vesting date, and to the terms, conditions and restrictions of the award agreement governing the grant; (ii) 273,735 PSUs that will vest on November 4, 2021, subject to the terms, conditions and restrictions of the award agreement governing the grant; (iii) 494,450 RSUs that will vest on June 8, 2023, subject, in general, to Mr. Tritton remaining in the Company’s employ through the vesting date, and to the terms, conditions and restrictions of the award agreement governing the grant; and (iv) 211,907 PSUs that will vest on June 8, 2023, subject to the terms, conditions and restrictions of the award agreement governing the grant. See footnote (6) to the Grants of Plan Based Awards table in this Proxy Statement. Unvested PSU awards are valued at target achievement.

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(3)

The amounts reflected for Mr. Arnal include (i) 143,912 RSUs that will vest as follows: (x) 47,971 RSUs will vest on each of May 04, 2021 and 2023 and (y) 47,970 RSUs will vest on May 04, 2022, subject to the terms, conditions and restrictions of the award agreement governing the grant; (ii) 136,857 RSUs will vest on June 8, 2023, subject to the terms, conditions and restrictions of the award agreement governing the grant; and (iii) 58,653 PSUs will vest on June 08, 2023, subject to the terms, conditions and restrictions of the award agreement governing the grant. See footnote (6) to the Grants of Plan Based Awards table in this Proxy Statement. Unvested PSU awards are valued at target achievement.

(4)

Ms. D’Elia’s unvested PSU awards are valued at target achievement and include 55,261 PSUs, which are subject to a three-year performance goal (which goal is either a cumulative Company EBIT goal or a three-year relative TSR goal, as more fully described below under the heading "Potential Payments Upon Termination or Change in Control - Employment Agreement and Other Compensatory Arrangements with Ms. D’Elia"). Upon attainment of the three-year performance goal and after the Compensation Committee certifies achievement of the performance goal, the PSU awards are scheduled to vest as follows: (i) 16,149 on May 10, 2021 and (ii) 39,112 on June 28, 2022.

(5)

The amounts reflected for Ms. Davis include (i) 160,255 RSUs that will vest as follows: (x) 53,419 RSUs will vest on May 26, 2021 and (y) 53,418 RSUs will vest on each of May 26, 2022 and 2023, subject to the terms, conditions and restrictions of the award agreement governing the grant; (ii) 86,529 RSU’s that will vest on June 8, 2023, subject to the terms, conditions and restrictions of the award agreement governing the grant; and (iii) 37,084 PSU awards that will vest on June 08, 2023, subject to the terms, conditions and restrictions of the award agreement governing the grant. See footnote (6) to the Grants of Plan Based Awards table in this Proxy Statement. Unvested PSU awards are valued at target achievement.

(6)

The amounts reflected for Mr. Hartmann include (i) 511,991 RSUs that will vest as follows: (x) 170,664 RSUs will vest on each of May 18, 2021 and 2023 and (y) 170,663 RSUs will vest on May 18, 2022, subject to the terms, conditions and restrictions of the award agreement governing the grant; (ii) 247,225 RSUs that will vest on June 8, 2023, subject to the terms, conditions and restrictions of the award agreement governing the grant; and (iii) 105,954 PSU awards that will vest on June 08, 2023, subject to the terms, conditions and restrictions of the award agreement governing the grant. See footnote (6) to the Grants of Plan Based Awards table in this Proxy Statement. Unvested PSU awards are valued at target achievement.

(7)

The amounts reflected for Mr. Hartsig include (i) 83,456 RSUs that will vest as follows: (x) 27,819 RSUs will vest on each of March 04, 2021 and 2023 and (y) 27,818 RSUs will vest on March 04, 2022, subject to the terms, conditions and restrictions of the award agreement governing the grant; (ii) 123,613 RSUs that will vest on June 8, 2023, subject to the terms, conditions and restrictions of the award agreement governing the grant; and (iii) 52,977 PSU awards that will vest on June 08, 2023, subject to the terms, conditions and restrictions of the award agreement governing the grant. See footnote (6) to the Grants of Plan Based Awards table in this Proxy Statement. Unvested PSU awards are valued at target achievement.

option exercises and stock vested

option exercises and stock awards vested for fiscal 2020

The following table includes certain information with respect to the exercise of options and vesting of stock awards by NEOs during fiscal 2020.

Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Mark J. Tritton(1)	445,796	$3,976,309
Gustavo Arnal(2)	—	—
Robyn M. D’Elia(3)	6,712	$41,178
Cindy Davis(2)	—	—
John Hartmann(2)	—	—
Joseph Hartsig(2)	—	—
(1)	Mr. Tritton acquired 445,796 shares in total on March 31, 2020, September 30, 2020, and November 04, 2020, upon the vesting of previously granted RSUs.
(2)	Messrs. Arnal, Hartmann and Hartsig and Ms. Davis did not have any shares vest in fiscal 2020.
(3)	Ms. D’Elia acquired 6,712 shares in total on her separation from the Company on May 8, 2020, upon the lapse of restrictions on previously granted shares of restricted stock.

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employment agreements and potential payments upon termination or change in control employment agreements

Each NEO has an employment agreement with the Company that provides for severance pay and other benefits upon a termination of his or her employment. For a complete description of payments due to each NEO upon termination of his or her employment with the Company, see “Potential Payments Upon Termination or Change in Control” below. Each NEO’s employment agreement provides for non-competition, non-solicitation, and non-interference during the term of employment and for a certain period thereafter. Mr. Tritton’s restricted period extends two years after separation from the Company; Mr. Hartmann’s restricted period is 18 months following termination; and Mr. Arnal’s, Mr. Hartsig’s, and Ms. Davis’s extends 12 months after termination. Ms. D’Elia, whose employment with the Company terminated on May 8, 2020, continues to be bound by a two-year non-solicitation restriction and non-competition restriction for one year contained in her employment agreement. Each NEO employment agreement provides for confidentiality during the term of employment and surviving the end of the term of employment.

potential payments upon termination or change in control

The employment agreement of each NEO and certain of the plans in which the NEOs participate require the Company to pay compensation to the executives if their employment terminates. Because Ms. D’Elia separated from the Company effective May 8, 2020, her separation was treated as a termination of employment by the Company other than for “cause,” and the descriptions of the applicable agreement and arrangement below describe only the provisions applicable to, and amounts payable and benefits provided as a result of, a termination of Ms. D’Elia without “cause.”

The table below lists the estimated amount of compensation payable to each of Messrs. Tritton. Hartmann, Arnal, and Hartsig and Ms. Davis in each termination situation using an assumed termination date and an assumed change in control date of February 27, 2021, the last day of fiscal 2020 and a price per share of common stock of $26.86 (the “Per Share Closing Price”), the closing per share price as of February 26, 2021, the last trading day of fiscal 2020.

employment agreement with Mr. Tritton

The Board appointed Mark J. Tritton as the President and Chief Executive Officer of the Company, and in connection therewith, the Company entered into an employment agreement with Mr. Tritton (the “Tritton Employment Agreement”) on October 6, 2019. The Tritton Employment Agreement provides that in the event of a termination of Mr. Tritton’s employment due to his death or disability:

●	the Company will pay Mr. Tritton any base salary that had accrued but had not been paid on or before the date of separation, any reimbursement due in accordance with the terms of the relevant employment agreement and any other vested benefits or vested amounts due and owed to the executive under the terms of any plan, program or arrangement of the Company (collectively, with respect to each applicable executive, the “Accrued Obligations”); and

●	the Tritton Sign-On RSU Award and the Tritton Make-Whole RSU Award, to the extent not previously vested, will immediately vest in full and the Tritton Make-Whole PSU Award, to the extent not previously vested, will immediately vest in full at 100% of target level of performance (collectively, the “Tritton Make-Whole Award Acceleration”). The number of RSUs subject to the Tritton Sign-On RSU Award and the Tritton Make-Whole RSU Award were determined by dividing the grant values set forth in the employment agreement by the volume-weighted average closing price of a share of the Company’s common stock over the twenty trading day period ending immediately prior to Mr. Tritton’s start date (the “20-Day Volume-Weighted Average Determination”).

The Tritton Employment Agreement provides that if the Company terminates Mr. Tritton’s employment without “Cause,” or in the event Mr. Tritton terminates with “Good Reason,” in each case, not in connection with a “change in control” (as defined in the 2018 Plan), then in addition to the Accrued Obligations and the Tritton Make-Whole Award Acceleration, Mr. Tritton will receive: (i) severance pay equal to the sum of (x) two times Mr. Tritton’s base salary and (y) his target annual bonus for the performance year in which the termination date occurs (payable over the 24 months following his termination date), (ii) any earned but unpaid annual bonus for the performance year prior to the year of termination, and (iii) up to 24 months of COBRA benefits at active employee rates. Severance pay will be paid in accordance with normal payroll; however, any amount due prior to the six months after termination of employment will be paid in a lump sum on the date

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EXECUTIVE COMPENSATION

following the six-month anniversary of termination of employment. If the Company terminates Mr. Tritton’s employment without “Cause,” or in the event Mr. Tritton terminates with “Good Reason,” in each case, within 30 days prior to, or two years following, a “change in control” (as defined in the 2018 Plan), then Mr. Tritton will receive the entitlements described in the preceding two sentences, except that the severance pay will be paid in lump sum, Mr. Tritton’s other outstanding time-based equity awards will immediately vest in full, and any other outstanding performance-based equity awards will vest, based on actual performance and prorated based on the number of days during the applicable performance period that Mr. Tritton remained employed by the Company, at the time that such awards would have otherwise vested had Mr. Tritton remained employed up to the vesting date. Mr. Tritton (or his estate or legal representative, in the event of Mr. Tritton’s death or disability) is required to deliver a formal release of all claims prior to, and as a condition of, his receipt of any of the severance payments, accelerated vesting, and other post-employment benefits under the Tritton Employment Agreement.

In the event Mr. Tritton’s employment is terminated by the Company, and any compensation, payment or distribution by the Company would constitute an “excess parachute payment” as defined in Section 280G of the Code (“Section 280G”), payments would be reduced to the extent that such cutback would result in a better net after tax position for Mr. Tritton (as applicable to the relevant NEO, a “Cutback”).

“Cause” is defined in the Tritton Employment Agreement as Mr. Tritton’s: (i) indictment for or plea of nolo contendere to a felony or commission of an act involving moral turpitude; (ii) commission of fraud, theft, embezzlement, self-dealing, misappropriation or other malfeasance against the business of the Company Group; (iii) indictment for or plea of nolo contendere to any serious offense that results in or would reasonably be expected to result in material financial harm, materially negative publicity or other material harm to any member of the Company Group; (iv) failure to perform any material aspect of his lawful duties or responsibilities for the Company or the Company Group (other than by reason of disability), and if curable, failure to cure in a timely manner; (v) failure to comply with any lawful written policy of the Company or reasonable directive of the Board, and in either case, if curable, failure to cure in a timely manner; (vi) commission of acts or omissions constituting gross negligence or gross misconduct in the performance of any aspect of his lawful duties or responsibilities; (vii) breach of any fiduciary duty owed to the Company Group; (viii) violation or breach of any restrictive covenant or any material term of the Tritton Employment Agreement, and, if curable, failure to cure in a timely manner; or (ix) commission of any act or omission that damages or is reasonably likely to damage the financial condition or business of the Company or materially damages or is reasonably likely to materially damage the reputation, public image, goodwill, assets or prospects of the Company. In addition, Mr. Tritton’s employment will be deemed to have terminated for “Cause” if, on the date Mr. Tritton’s employment terminates, facts and circumstances exist that would have justified a termination for Cause, to the extent that such facts and circumstances are discovered within four months after such termination.

“Good Reason” is defined in the Tritton Employment Agreement as any of the following occurring without Mr. Tritton’s written consent: (i) a reduction of Mr. Tritton’s base salary, other than a reduction of less than ten percent in connection with a comparable decrease applicable to all senior executives of the Company; (ii) the Company’s relocation of Mr. Tritton’s place of employment by more than thirty-five miles; (iii) a material diminution in Mr. Tritton’s duties, authority or responsibilities; or (iv) a change in Mr. Tritton’s reporting line (such that he no longer reports directly to the Board) or in his title of Chief Executive Officer; provided, in each case, that a resignation will be with “Good Reason” only if Mr. Tritton provides the Company with written notice detailing the specific circumstances alleged to constitute “Good Reason” within sixty calendar days after the occurrence of such circumstances, the Company fails to cure such circumstances in all material respects within thirty days of receipt of notice, and Mr. Tritton actually resigns within one hundred and twenty days following the first occurrence of any grounds for “Good Reason”; provided further, that the removal of Mr. Tritton’s title as President and the subsequent appointment of a President who would report to Mr. Tritton would not constitute grounds for “Good Reason.”

The Tritton Employment Agreement provides for non-competition and non-solicitation during the term of employment and for two years thereafter. The agreement also provides for non-disparagement and confidentiality during the term of employment and surviving the end of the term of employment.

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employment agreement with Mr. Hartmann

The Board appointed John Hartmann as Chief Operating Officer of the Company and President, buybuy BABY, and in connection therewith, the Company entered into an employment agreement with Mr. Hartmann (the “Hartmann Employment Agreement”) on April 1, 2020. The Hartmann Employment Agreement provides that in the event of a termination of Mr. Hartmann’s employment due to his death or disability:

●	the Company will pay Mr. Hartmann (or his estate) any Accrued Obligations;

●	the Hartmann Make-Whole RSU Award (the number of RSUs subject to which were calculated using the 20-Day Volume-Weighted Average Determination), to the extent not previously vested, will immediately vest in full as of the date of termination (the “Hartmann Make-Whole Award Acceleration”); and

●	the Company will pay Mr. Hartmann (or his estate) any earned but unpaid annual bonus for a fiscal year occurring before the fiscal year in which the termination occurs.

The Hartmann Employment Agreement provides that if the Company terminates Mr. Hartmann’s employment as a result of non-renewal of the employment term or otherwise without “Cause,” or in the event Mr. Hartmann terminates with “Good Reason,” then in addition to the Accrued Obligations and the Hartmann Make-Whole Award Acceleration, Mr. Hartmann will receive: (i) cash severance pay equal to one and a half times the sum of (x) Mr. Hartmann’s then-current base salary and (y) his then-current target annual bonus, payable over the 18 months following his termination date, (ii) any earned but unpaid annual bonus for the fiscal year prior to the fiscal year in which the termination occurs, and (iii) up to 78 weeks of COBRA benefits at active employee rates. Mr. Hartmann (or his estate or legal representative, in the event of Mr. Hartmann’s death or disability) is required to deliver a formal release of all claims prior to, and as a condition of, his receipt of any of the severance payments, accelerated vesting, and other post-employment benefits under the Hartmann Employment Agreement.

In the event Mr. Hartmann’s employment is terminated by the Company, and any compensation, payment or distribution by the Company would constitute an “excess parachute payment” as defined in Section 280G, payments would be subject to the Cutback.

“Cause,” for each of Messrs. Hartmann, Arnal and Hartsig and Ms. Davis, unless otherwise noted, is generally defined in their respective employment agreements as the executive’s: (i) indictment for or plea of nolo contendere to a felony or commission of an act involving moral turpitude; (ii) commission of fraud, theft, embezzlement, self-dealing, misappropriation or other malfeasance against the business of the Company Group; (iii) indictment for or plea of nolo contendere to any serious offense that results in or would reasonably be expected to result in material financial harm, materially negative publicity or other material harm to any member of the Company Group; (iv) failure to perform any material aspect of his lawful duties or responsibilities for the Company or the Company Group (other than by reason of disability), and if curable, failure to cure in a timely manner; (v) failure to comply with any lawful written policy of the Company or reasonable directive of the CEO or the Board, and in either case, if curable, failure to cure in a timely manner; (vi) commission of acts or omissions constituting gross negligence or gross misconduct in the performance of any aspect of his lawful duties or responsibilities; (vii) breach of any fiduciary duty owed to the Company Group; (viii) violation or breach of any restrictive covenant or any material term of the applicable employment agreement, and, if curable, failure to cure in a timely manner; or (ix) commission of any act or omission that damages or is reasonably likely to damage the financial condition or business of the Company or materially damages or is reasonably likely to materially damage the reputation, public image, goodwill, assets or prospects of the Company. In addition, the executive’s employment will be deemed to have terminated for “Cause” if, on the date the executive’s employment terminates, facts and circumstances exist that would have justified a termination for Cause, to the extent that such facts and circumstances are discovered within four months after such termination.

“Good Reason,” for each of Messrs. Hartmann, Arnal and Hartsig and Ms. Davis, is generally defined in the their respective employment agreements as any of the following occurring without applicable executive’s written consent: (i) a reduction of the executive’s base salary, other than a reduction of less than ten percent in connection with a comparable decrease applicable to all senior executives of the Company; (ii) the Company’s relocation of the executive’s place of employment by more than thirty-five miles; (iii) a material diminution in the executive’s duties, authority or responsibilities; or (iv) a change in the executive’s reporting line (such that he or she no longer reports directly to the CEO or the Board); provided, in each case, that a resignation will be with “Good Reason” only if the executive provides the Company with written notice

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detailing the specific circumstances alleged to constitute “Good Reason” within sixty calendar days after the occurrence of such circumstances, the Company fails to cure such circumstances in all material respects within thirty days of receipt of notice, and the applicable executive actually resigns within one hundred and twenty days following the first occurrence of any grounds for “Good Reason.”

The Hartmann Employment Agreement provides for non-competition and non-solicitation during the term of employment and for 18 months thereafter. The agreement also provides for non-disparagement and confidentiality during the term of employment and surviving the end of the term of employment.

employment agreement with Mr. Arnal

The Board appointed Gustavo Arnal Executive Vice President and Chief Financial Officer of the Company, and in connection therewith, the Company entered into an employment agreement with Mr. Arnal (the “Arnal Employment Agreement”) on April 24, 2020. The Arnal Employment Agreement provides that in the event of a termination of Mr. Arnal’s employment due to his death or disability:

●	the Company will pay Mr. Arnal (or his estate) any Accrued Obligations; and
●	the Arnal Sign-On RSU Award (the number of RSUs subject to which were calculated using the 20-Day Volume-Weighted Average Determination), to the extent not previously vested, will immediately vest in full as of the date of termination (the “Arnal Sign-On Award Acceleration”).

The Arnal Employment Agreement provides that if the Company terminates Mr. Arnal’s employment as a result of non-renewal of the employment term or otherwise without “Cause,” or in the event Mr. Arnal terminates for “Good Reason,” then in addition to the Accrued Obligations and the Arnal Sign-On Award Acceleration, Mr. Arnal will receive: (i) cash severance pay equal to the sum of (x) Mr. Arnal’s then-current base salary and (y) his then-current target annual bonus, payable over the 12 months following his termination date, (ii) any earned but unpaid annual bonus for the fiscal year prior to the fiscal year in which the termination occurs, (iii) full vesting of any 2020 equity awards, (based on actual performance with respect to performance-based 2020 equity awards, and prorated for the number of days in the performance period before Mr. Arnal’s termination), and (iv) up to 52 weeks of COBRA benefits at active employee rates. Mr. Arnal (or his estate or legal representative, in the event of Mr. Arnal’s death or disability) is required to deliver a formal release of all claims prior to, and as a condition of, his receipt of any of the severance payments, accelerated vesting, and other post-employment benefits under the Arnal Employment Agreement.

The Arnal Employment Agreement provides for non-competition and non-solicitation during the term of employment and for 12 months thereafter. The agreement also provides for non-disparagement and confidentiality during the term of employment and surviving the end of the term of employment.

employment agreement with Mr. Hartsig

The Board appointed Joseph Hartsig Executive Vice President, Chief Merchandising Officer of the Company and President, Harmon Stores Inc., and in connection therewith, the Company entered into an employment agreement with Mr. Hartsig (the “Hartsig Employment Agreement”) on February 26, 2020. The Hartsig Employment Agreement provides that in the event of a termination of Mr. Hartsig’s employment due to his death or disability:

●	the Company will pay Mr. Hartsig (or his estate) any Accrued Obligations;
●	the Hartsig Make-Whole RSU Award (the number of RSUs subject to which were calculated using the 20-Day Volume-Weighted Average Determination), to the extent not previously vested, will immediately vest in full as of the date of termination (the “Hartsig Make-Whole Award Acceleration”);
●	the Company will pay Mr. Hartsig (or his estate) any earned but unpaid annual bonus for a fiscal year prior to the fiscal year in which the termination occurs; and
●	The Company will pay Mr. Hartsig (or his estate) any portion of the Hartsig Retention Bonus that has not been paid as of the termination.

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The Hartsig Employment Agreement provides that if the Company terminates Mr. Hartsig’s employment as a result of non-renewal of the employment term or otherwise without “Cause,” or in the event Mr. Hartsig terminates for “Good Reason,” then in addition to the Accrued Obligations and the Hartsig Make-Whole Award Acceleration, Mr. Hartsig will receive: (i) cash severance pay equal to the sum of (x) Mr. Hartsig’s then-current base salary and (y) his then-current target annual bonus, payable over the 12 months following his termination date, (ii) any earned but unpaid annual bonus for the fiscal year prior to the fiscal year in which the termination occurs, (iii) if such termination occurs in the last 6 months of the fiscal year in which the termination occurs, a portion of the annual bonus for such fiscal year (based on actual performance and prorated for the number of days in the performance period before Mr. Hartsig’s termination), (iv) any portion of the Hartsig Retention Bonus that has not been paid as of the termination date, and (v) up to 52 weeks of COBRA benefits at active employee rates. Mr. Hartsig (or his estate or legal representative, in the event of Mr. Hartsig’s death or disability) is required to deliver a formal release of all claims prior to, and as a condition of, his receipt of any of the severance payments, accelerated vesting, and other post-employment benefits under the Hartsig Employment Agreement.

In the event Mr. Hartsig’s employment is terminated by the Company, and any compensation, payment or distribution by the Company would constitute an “excess parachute payment” as defined in Section 280G, payments would be subject to the Cutback.

The Hartsig Employment Agreement provides for non-competition and non-solicitation during the term of employment and for 12 months thereafter. The agreement also provides for non-disparagement and confidentiality during the term of employment and surviving the end of the term of employment.

employment agreement with Ms. Davis

The Board appointed Cindy Davis Chief Brand Officer of the Company and President, Decorist, and in connection therewith, the Company entered into an employment agreement with Ms. Davis (the “Davis Employment Agreement”) on April 30, 2020. The Davis Employment Agreement provides that in the event of a termination of Ms. Davis’s employment due to her death or disability:

●	the Company will pay Ms. Davis any Accrued Obligations; and
●	the Davis Sign-On RSU Award (the number of RSUs subject to which were calculated using the 20-Day Volume-Weighted Average Determination), to the extent not previously vested, will immediately vest in full (the “Davis Sign-On Award Acceleration”).

The Davis Employment Agreement provides that if the Company terminates Ms. Davis’s employment as a result of non-renewal of the employment term or otherwise without “Cause,” or in the event Ms. Davis terminates for “Good Reason,” then in addition to the Accrued Obligations and the Davis Sign-On Award Acceleration, Ms. Davis will receive: (i) severance pay equal to the sum of (x) one times Ms. Davis’s base salary and (y) her target annual bonus for the performance year in which the termination date occurs (payable over the 12 months following her termination date), (ii) any earned but unpaid annual bonus for the performance year prior to the year of termination, and (iii) up to 52 weeks of COBRA benefits at active employee rates. Severance pay will be paid in accordance with normal payroll; however, any amount due prior to the six months after termination of employment will be paid in a lump sum on the date following the six-month anniversary of termination of employment. Ms. Davis (or her estate or legal representative, in the event of Ms. Davis’s death or disability) is required to deliver a formal release of all claims prior to, and as a condition of, her receipt of any of the severance payments, accelerated vesting, and other post-employment benefits under the Davis Employment Agreement.

The “Cause” definition in the Davis Employment Agreement generally aligns with the definition of "Cause" in Messrs. Hartmann's, Arnal's and Hartsig's employment agreements, except that Ms. Davis’s employment will be deemed to have terminated for “Cause” if, on the date Ms. Davis’s employment terminates, facts and circumstances exist that would have justified a termination for Cause, to the extent that such facts and circumstances are discovered following such termination.

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EXECUTIVE COMPENSATION

The Davis Employment Agreement provides for non-competition and non-solicitation during the term of employment and for 12 months thereafter. The agreement also provides for non-disparagement and confidentiality during the term of employment and surviving the end of the term of employment.

employment agreement and other compensatory arrangements with Ms. D’Elia

The employment agreement with Ms. D’Elia provides for severance pay equal to one year’s salary (which was $750,000 at the time of Ms. D'Elia's separation from the Company) if the Company terminates her employment other than for “Cause” (including by reason of death or disability) or upon a “constructive termination” (as defined below). Severance pay is payable in accordance with normal payroll; however, any amount due prior to the six months after termination of employment will be paid in a lump sum on the date following the six-month anniversary of termination of employment. “Cause” is defined in the employment agreement as when Ms. D’Elia has: (i) acted in bad faith or with dishonesty; (ii) willfully failed to follow reasonable and lawful directions of the CEO or the Board; (iii) performed her duties with gross negligence; or (iv) been convicted of a felony. “Constructive termination” is defined in the employment agreement as (i) the Company’s relocation of Ms. D’Elia’s place of employment by more than twenty-five miles or (ii) the Company’s material breach of one or more terms of her employment agreement. Under the terms of Ms. D’Elia’s employment agreement, upon a termination of Ms. D’Elia’s employment by the Company for any reason other than for “Cause,” upon a “constructive termination,” or upon death or disability, all options that were not exercisable become exercisable, unvested time vested or performance vested restricted shares or incentive cash awards granted vest subject to attainment of any applicable performance goals (except as expressly provided otherwise in the applicable award agreement), and the unvested portion of Ms. D’Elia’s deferred cash award immediately vests and become payable, subject to the execution and non-revocation of a release of claims. See footnote (10) to the Summary Compensation Table in this Proxy Statement. The agreement also provides for non-solicitation during the term of employment and for two years thereafter, and for non-competition during the term of employment and for one year thereafter, subject to the Company’s ability to extend the non-competition period for an additional year provided the Company also extends her severance payments for such additional period. The agreement also provides for confidentiality during the term of employment and surviving the end of the term of employment.

On May 4, 2020, Ms. D’Elia ceased serving as Chief Financial Officer of the Company and continued to provide transitional services to the Company through May 8, 2020. On May 15, 2020, Ms. D’Elia and the Company entered into a separation and general release agreement with the Company (the “D’Elia Separation Agreement”), pursuant to which, subject to Ms. D’Elia’s timely execution and non-revocation of a release of claims in favor of the Company (which execution did occur), her termination of employment was treated as a termination by the Company other than for “Cause,” and Ms. D’Elia became entitled to receive those payments and benefits described above. Pursuant to the terms of Ms. D’Elia’s employment agreement, as a result of her departure in the Company’s 2020 fiscal year, her unvested incentive cash award (equal to $64,286) and 6,712 shares of restricted stock vested.

Pursuant to the terms of her employment agreement and the applicable award agreement, the time-vesting component of the following awards held by Ms. D’Elia accelerated and remained subject to attainment of any performance goals and the certification of the applicable performance-based tests by the Compensation Committee, as provided under her award agreements and subject to the terms of the D’Elia Separation Agreement:

●	16,149 PSU awards granted in June 2018 subject to three-year performance goals (assuming target level of performance);
●	33,639 PSU awards granted in June 2019 subject to one-year performance goals (assuming target level of performance), subject to the reduction described immediately below; and
●	39,905 PSU awards, representing a portion of the PSU awards granted in June 2019 subject to three-year performance goals, prorated for the portion of the applicable performance period that Ms. D’Elia was employed by the Company (assuming target level of performance), which were further reduced as described immediately below.

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EXECUTIVE COMPENSATION

The one-year performance goal applicable to Ms. D’Elia’s PSUs granted in the Company’s 2018 fiscal year was determined to have been attained, and the PSUs became fully vested. However, in connection with its review of the 2018 Performance Peer Group used for purposes of the PSUs granted to Ms. D’Elia in the Company’s 2018 fiscal year, the Compensation Committee found that the Company’s 2017 fiscal year performance peer group was used in determining the achievement of performance goals instead of the 2018 Performance Peer Group, which resulted in Ms. D’Elia receiving 3,499 additional shares in respect of her PSUs (the “D’Elia Additional Shares”). Accordingly, the target number of PSUs awarded to Ms. D’Elia in June 2019 was reduced by the number of D’Elia Additional Shares. Because the PSUs subject to three-year performance goals granted to Ms. D’Elia in June 2019 vested on a prorated basis in connection with her separation, pursuant to the D’Elia Separation Agreement, the Company reduced the number of outstanding PSUs granted to Ms. D’Elia by 1,586 PSUs, such that, following the reduction, Ms. D’Elia held (i) 32,846 PSUs granted in fiscal 2019 subject to a one-year performance goal, and (ii) 39,112 PSUs granted in fiscal 2019, comprised of PSUs subject to a cumulative Company EBIT goal, and PSUs subject to a three-year relative TSR goal (in each case, assuming 100% of the target level of performance). Per the Compensation Committee’s certification of performance goal attainment, the three-year performance goal applicable to Ms. D'Elia's PSUs granted in the Company's 2018 fiscal year was determined not to have been attained, so none of such PSUs will vest. The one-year performance goal applicable to Ms. D'Elia's PSUs granted in June 2019 was determined not to have been attained, so such PSU awards granted to Ms. D'Elia also will not vest. The D’Elia Separation Agreement also entitles Ms. D’Elia to up to 18 months of COBRA benefits at active employee rates and a six month virtual employment service program and provides that the Company waives its rights to extend Ms. D’Elia’s non-competition period by one additional year.

PSU and RSU Award Agreements

The award agreements applicable to the PSUs and RSUs held by our NEOs provide for accelerated vesting upon certain termination events, including in connection with a change in control (as defined in the 2018 Plan). Upon a termination due to death or disability (as defined in an applicable employment agreement or, if not there defined, the 2012 Plan), the RSUs will immediately vest in full, and upon a termination by the Company without Cause or for Good Reason, subject to the NEO’s timely execution, delivery, and non-revocation of a release of claims in favor of the Company, a pro-rated portion of the RSUs will vest on the original vesting date. In the event of a termination by the Company without Cause or for Good Reason, in each case, within ninety (90) days prior to, or two (2) years following, a change in control, subject to the NEO’s timely execution, delivery, and non-revocation of a release of claims in favor of the Company, the RSUs will immediately vest in full.

The award agreements applicable to the PSUs held by our NEOs provide that (i) upon a termination due to the NEO’s death, the awards will vest at target, (ii) upon a termination due to disability (as defined in an applicable employment agreement or, if not there defined, the 2012 Plan), the awards will remain outstanding and eligible to vest in full based on actual performance on the original vesting date, (iii) upon a termination by the Company without Cause or for Good Reason, subject to the NEO’s timely execution, delivery, and non-revocation of a release of claims in favor of the Company, the awards will remain outstanding and eligible to vest based on actual performance on the original vesting date, prorated for the portion of the period during which the NEO was employed and (iv) upon a termination by the Company without Cause or for Good Reason within ninety (90) days prior to, or two (2) years following, a change in control, subject to the NEO’s timely execution, delivery, and non-revocation of a release of claims in favor of the Company, the awards will immediately vest in full based on actual performance during the portion of the performance period ending on the date of such termination.

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EXECUTIVE COMPENSATION

Table and related footnotes follow:

	Cash Severance(1)	Cash Award Acceleration(2)	PSU and RSU Acceleration(3)	COBRA Continuation(4)	Total(5)
Mark J. Tritton
Termination due to death or disability(6)	$—	$—	$30,034,771	$—	$30,034,771
Termination without Cause or with Good Reason(7)	$6,000,000	$—	$15,278,189	$21,266	$21,299,455
Change in Control + Termination(8)	$6,000,000	$—	$30,034,771	$21,266	$36,056,037
Gustavo Arnal
Termination due to death or disability(6)	$—	$—	$9,116,875	$—	$9,116,875
Termination without Cause or with Good Reason(7)	$1,433,750	$—	$7,921,283	$—	$9,355,033
Change in Control + Termination(8)	$1,433,750	$—	$9,116,875	$—	$10,550,625
Cindy H. Davis
Termination due to death or disability(6)	$—	$—	$7,624,694	$—	$7,624,694
Termination without Cause or with Good Reason(7)	$1,190,000	$—	$5,042,282	$6,089	$6,238,371
Change in Control + Termination(8)	$1,190,000	$—	$7,624,694	$6,089	$8,820,783
John Hartmann
Termination due to death or disability(6)	$—	$—	$23,238,466	$—	$23,238,466
Termination without Cause or with Good Reason(7)	$3,375,000	$—	$15,860,164	$7,993	$19,243,157
Change in Control + Termination(8)	$3,375,000	$—	$23,238,466	$7,993	$26,621,459
Joseph Hartsig
Termination due to death or disability(6)	$—	$—	$6,984,836	$—	$6,984,836
Termination without Cause or with Good Reason(7)	$980,000	$420,000	$3,295,674	$5,566	$4,701,240
Change in Control + Termination(8)	$980,000	$420,000	$6,984,836	$5,566	$8,390,402
(1)

Upon a termination without Cause or for Good Reason, Mr. Tritton would become entitled to a severance payment equal to two times the sum of his base salary and his target fiscal 2020 annual bonus. If terminated during the 30-day period preceding the Change in Control or 2 years following, the severance would be paid out in a lump sum within 30 days of the termination date or Change in Control date, whichever is later. If the termination is not in connection with a Change in Control, severance payments will be made in installments in accordance with the regular payroll payment schedule; provided that if severance payments are subject to Section 409A of the Code (“Section 409A”), certain payments may be delayed until six months following separation from the Company. Upon a termination without Cause or for Good Reason, Messrs. Arnal and Hartsig and Ms. Davis would become entitled to a severance payment equal to one time the sum of base salary and target fiscal 2020 annual bonus. Mr. Hartmann would be entitled to a severance payment equal to one and one-half times the sum of base salary and target fiscal 2020 annual bonus. Severance payments will be made in installments in accordance with the regular payroll payment schedule; provided that if severance payments are subject to Section 409A, certain payments may be delayed until six months following separation from the Company.

(2)

Excludes the value of any earned but unpaid annual bonus. For Mr. Hartsig, represents a pro-rata portion of his 2020 Annual Bonus pursuant to his employment agreement and subject to the execution and non-revocation of a release of claims, on a termination by the Company other than for “Cause” or upon Mr. Hartsig’s resignation with “Good Reason” on February 27, 2021.

(3)

For Mr. Tritton, represents the value of accelerated vesting of the Tritton Make-Whole RSU Award and the Tritton Make-Whole PSU Award (at 100% of target level of performance) in the event of termination due to death, disability, termination by the Company without Cause or resignation with Good Reason on February 27, 2021, subject to the execution and non-revocation of a release of claims. The value of accrued dividend equivalents credited as of February 27, 2021 and included above (assuming that PSUs achieved target level of performance) were approximately $138,275 for Mr. Tritton. For Mr. Arnal and Ms. Davis, represents the value of accelerated vesting of the Arnal Sign-On RSU Award and the Davis Sign-On RSU Award in the event of termination due to death, disability, termination by the Company without Cause or resignation with Good Reason on February 27, 2021, subject to the execution and non-revocation of a release of claims. For Messrs. Hartmann and Hartsig, represents the value of accelerated vesting of the Hartmann Make-Whole RSU Award and the Hartsig Make-Whole RSU Award in the event of termination due to death, disability, termination by the Company without Cause or resignation with Good Reason on February 27, 2021, subject to the execution and non-revocation of a release of claims.

(4)

Represents the employer portion of COBRA continuation coverage at active employee rates. Mr. Tritton would be entitled to 24 months, Mr. Hartsig and Ms. Davis would be entitled to 12 months and Mr. Hartmann would be entitled to 18 months of benefit continuation. Because Mr. Arnal has elected not to receive coverage under the Company’s health and welfare programs as of the last day of fiscal 2020, no amount would be payable or is reflected in respect of COBRA continuation coverage at active employee rates in the event of a termination of employment by Mr. Arnal as of the last date of fiscal 2020.

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EXECUTIVE COMPENSATION

(5)	Assumes for Messrs. Tritton, Hartmann and Hartsig that no Cutback applies.
(6)	In the event of termination by reason of death or disability, the 2020 outstanding RSU awards will vest in full. In the event of disability, the 2020 PSU awards will vest in full based on actual performance. For purposes of this analysis, the values above assume target performance. In the event of death, the 2020 PSU awards will vest in full based on target performance.
(7)	In the event of termination by the Company without Cause or due to resignation with Good Reason, subject to the execution and non-revocation of a release of claims, the 2020 outstanding RSU awards will vest pro-rata and the 2020 PSU awards will vest based on actual performance and prorated based on the portion of the performance period the NEO remained employed by the Company, at the time that such awards would have otherwise vested had the NEO remained employed up to the vesting date. For purposes of this analysis, the values above assume target performance. Mr. Arnal’s 2020 outstanding RSU award will vest in full pursuant to the terms of his employment agreement.
(8)	In the event Mr. Tritton’s employment is terminated by the Company without Cause or due to his resignation with Good Reason, in each case, within 30 days prior to or two years following a “change in control,” subject to the execution and non-revocation of a release of claims, all of Mr. Tritton’s other outstanding time-based equity awards will immediately vest in full, and any other outstanding performance-based equity awards will vest, based on actual performance and prorated based on the portion of the performance period that Mr. Tritton remained employed by the Company, at the time that such awards would have otherwise vested had Mr. Tritton remained employed up to the vesting date. For Mr. Tritton, the value of accelerated PSU and RSU awards includes dividend equivalents on the underlying shares of the applicable PSU and RSU award that are subject to the same vesting restrictions that apply to the entire PSU or RSU award. For the remaining NEOs, the 2020 RSU awards will vest in full, while the 2020 PSU awards will vest in full based on actual performance through the date of termination. For purposes of this analysis, the values above assume target performance.

CEO pay ratio

The Company has prepared the following information required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, regarding the ratio of the compensation of our CEO to that of the Company’s median employee, using certain permitted methodologies.

The median employee at the Company, not counting the CEO, was determined by:

●	using our total employee population (whether employed on a full-time, part-time, seasonal or temporary basis), which as of February 27, 2021, the Company’s fiscal year end, includes approximately 37,600 employees (of which more than 60% were part-time and more than 90% were hourly), comprised of approximately 35,800 US employees and approximately 1,800 non-US employees;
●	using payroll records as of February 27, 2021, the Company’s fiscal year end; and
●	excluding, under the de minimis exemption to the pay ratio rule, 1,800 associates in Canada, or approximately 4.8%, of our total associate population, excluding the CEO.

The median employee was identified using total cash compensation, which, for this purpose, included base salary, bonus and commissions, per payroll records for the twelve months ended February 27, 2021 and pay for any permanent full-time and part-time associates (whether salaried or hourly) who were not employed for the full fiscal year was annualized.

The individual identified as the median employee is a part-time hourly associate working in a Bed Bath & Beyond store receiving a total annual compensation for fiscal 2020 of $15,057. The identification of the median employee was influenced by the Company having a workforce significantly composed of part-time, hourly store associates.

The compensation of the Company’s CEO for fiscal 2020 as reported in the Summary Compensation Table was $12,926,952. The ratio of the annual total compensation of the Company’s CEO to that of the median employee is estimated to be 859:1. This estimate was calculated in a manner consistent with the applicable SEC rules and guidance, based upon the payroll and employment records of the Company. The rules and guidance applicable to this disclosure permit a variety of methods and a range of reasonable estimates and assumptions to reflect compensation practices. Therefore, the pay ratio reported by other companies in similar industries may well not be comparable to the pay ratio reported above.

In connection with the preparation of the foregoing disclosure, management has provided the Compensation Committee with the analysis of the CEO to median employee pay ratio and accompanying contextual narrative, for its information when setting executive pay decisions.

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EXECUTIVE COMPENSATION

our shareholders

security ownership of certain beneficial owners and management

The following table sets forth certain information regarding the beneficial ownership of shares of our common stock as of May 3, 2021 by (i) each person or group of affiliated persons known by us to beneficially own more than 5% of our common stock; (ii) our NEOs; (iii) each of our directors and nominees for director; and (iv) all of our directors and executive officers as a group. Ownership data with respect to our institutional shareholders is based upon information publicly available as described in the footnotes below.

The following table gives effect to the shares of common stock issuable within 60 days of May 3, 2021 upon the exercise of all options and other rights beneficially owned by the indicated shareholders on that date. Beneficial ownership is determined in accordance with Rule 13d-3 promulgated under Section 13 of the Exchange Act, and includes voting and investment power with respect to shares. Percentage of beneficial ownership is based on 106,632,647 shares of our common stock outstanding at May 3, 2021. Except as otherwise noted below, each person or entity named in the following table has sole voting and investment power with respect to all shares of our common stock that he, she or it beneficially owns.

Unless otherwise indicated, the address of each beneficial owner listed below is c/o Bed Bath & Beyond Inc., 650 Liberty Avenue, Union, New Jersey 07083.

Name	Position	Number of Shares of Common Stock Beneficially Owned and Percent of Class
BlackRock, Inc.		23,181,494	(1)	21.7%
FMR LLC		18,901,232	(2)	17.7%
The Vanguard Group		12,688,100	(3)	11.9%
D.E. Shaw & Co., L.P.		6,117,692	(4)	5.7%
Contrarius Investment Management Limited		6,097,786	(5)	5.7%
Mark J. Tritton	President and Chief Executive Officer and Director	273,753	(6)	*
Gustavo Arnal	Executive Vice President, Chief Financial Officer & Treasurer	67,971	(7)	*
Robyn M. D’Elia	Former Chief Financial Officer & Treasurer	15,543	(8)	*
Cindy Davis	Executive Vice President, Chief Brand Officer and President, Decorist LLC	53,419	(9)	*
John Hartmann	Executive Vice President, Chief Operating Officer and President, buybuy BABY, Inc.	170,664	(10)	*
Joseph Hartsig	Executive Vice President, Chief Merchandising Officer and President, Harmon Stores, Inc.	19,668	(11)	*
Harriet Edelman	Director	30,107		*
John E. Fleming	Director	21,516		*
Sue E. Gove	Director	50,516		*
Jeffrey A. Kirwan	Director	24,679		*
Johnathan (JB) Osborne	Director	20,602		*
Harsha Ramalingam	Director	16,516		*
Virginia P. Ruesterholz	Director	27,276		*
Joshua E. Schechter	Director	24,016		*
Andrea M. Weiss	Director	20,025		*
Mary A. Winston	Director	102,363		*
Ann Yerger	Director	28,458		*
All Directors and Executive Officers as a Group (20 persons)		1,058,514		1.0%
*	Less than 1% of the outstanding common stock of the Company.

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EXECUTIVE COMPENSATION

(1)	Information regarding BlackRock, Inc. was obtained from a Schedule 13G filed with the SEC on January 25, 2021 by BlackRock, Inc. The Schedule 13G states that BlackRock, Inc. has sole voting power of 22,928,262 shares of common stock and sole dispositive power of 23,181,494 shares of common stock. The address of BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055.
(2)	Information regarding FMR LLC was obtained from a Schedule 13G filed with the SEC on February 8, 2021 by FMR LLC. The Schedule 13G states that FMR LLC has sole voting power of 2,237,383 shares of common stock and sole dispositive power of 18,901,232 shares of common stock. The address of FMR LLC is 245 Summer Street, Boston, MA 02210.
(3)	Information regarding The Vanguard Group was obtained from a Schedule 13G filed with the SEC on February 10, 2021 by The Vanguard Group. The Schedule 13G states that The Vanguard Group has shared voting power of 130,854 shares of common stock, sole dispositive power of 12,456,195 shares of common stock and shared dispositive power of 231,905 shares of common stock. The address of The Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355.
(4)	Information regarding D.E. Shaw & Co., L.P. was obtained from a Schedule 13G filed with the SEC on February 1, 2021 by D.E. Shaw & Co., L.P. The Schedule 13G states that D.E. Shaw & Co., L.P. has shared voting power of 6,037,692 shares of common stock and shared dispositive power of 6,117,692 shares of common stock. The address of D.E. Shaw & Co., L.P. is 1166 Avenue of the Americas, 9th Floor New York, NY 10036.
(5)	Information regarding Contrarius Investment Management Limited was obtained from a Schedule 13G filed with the SEC on February 12, 2021 by Contrarius Investment Management Limited. The Schedule 13G states that Contrarius Investment Management Limited has shared voting power of 6,097,786 shares of common stock and shared dispositive power of 6,097,786 shares of common stock. The address of Contrarius Investment Management Limited is 2 Bond Street, St. Helier, Jersey JE2 3NP, Channel Islands.
(6)	The shares reported as being owned by Mr. Tritton are owned by him individually.
(7)	The shares reported as being owned by Mr. Arnal include (a) 20,000 shares owned by him individually; and (b) 47,971 RSUs that will vest within 60 days of the reporting date.
(8)	The shares reported as beneficially owned by Ms. D’Elia are based on the amount disclosed in her most recent filing on Form 4 filed on May 14, 2019.
(9)	The shares reported as being owned by Ms. Davis include 53,419 RSUs that will vest within 60 days of the reporting date.
(10)	The shares reported as being owned by Mr. Hartmann include 170,664 RSUs that will vest within 60 days of the reporting date.
(11)	The shares reported as being owned by Mr. Hartsig are owned by him individually.

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other matters

frequently asked questions

These proxy materials are delivered in connection with the solicitation by the Board of Bed Bath & Beyond Inc., a New York corporation, of proxies to be voted at the Annual Meeting and at any adjournment or adjournments.

This Proxy Statement, the proxy card and our 2020 Annual Report are being mailed starting on or about May 17, 2021.

The information regarding stock ownership and other matters in this Proxy Statement is as of the record date, May 3, 2021, unless otherwise indicated.

What may I vote on?

You may vote on the following proposals:

●	election of ten directors to hold office until the Annual Meeting in 2022 or until their respective successors have been elected and qualified (Proposal 1);
●	ratification of the appointment of KPMG LLP as independent auditors for fiscal 2021 (Proposal 2); and
●	the approval, by non-binding vote, of the 2020 compensation paid to the Company’s NEOs (commonly known as a “say-on-pay” proposal) (Proposal 3).

THE BOARD RECOMMENDS THAT YOU VOTE:

●	FOR the election of the ten directors;
●	FOR the ratification of the appointment of auditors; and
●	FOR the say-on-pay proposal.

Who may vote?

Shareholders of record of the Company’s common stock at the close of business on May 3, 2021 are entitled to receive this notice and to vote their shares at the Annual Meeting. As of that date, there were 106,632,647 shares of common stock outstanding. Each share of common stock is entitled to one vote on each matter properly brought before the Annual Meeting.

Where will the Annual Meeting be held?

During this extraordinary time, we must all do our part to stop the spread of COVID-19. Due to concerns regarding the COVID-19 pandemic and to assist in protecting the health and well-being of our shareholders and our associates, this year’s Annual Meeting will be held virtually. We have scheduled the Annual Meeting to be held online at www.virtualshareholdermeeting.com/BBBY2021 on Thursday, June 17, 2021 at 10:00 A.M. Eastern Daylight Time. There will not be a physical location for the Annual Meeting and you will not be able to attend the meeting in person. Shareholders will be able to listen, vote and submit questions via the internet by visiting www.virtualshareholdermeeting.com/ BBBY2021. Please retain the 16-digit control number included on your proxy card or in the voting instructions that accompanied your proxy materials as you will need this number to attend the meeting virtually. We have designed the virtual meeting to offer the same participation opportunities as an in-person meeting.

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OTHER MATTERS

Although we intend to hold our Annual Meeting virtually, in the event that New York State law does not allow virtual-only meetings at the time of our Annual Meeting, we will also hold an in-person meeting at the same date and time at our principal executive office at 650 Liberty Avenue, Union, NJ 07083 in addition to the virtual meeting. In such case, we will announce the decision to do so at least one week in advance of the Annual Meeting, by press release and in a filing with the SEC, as well as in materials made available at www.bedbathandbeyond.com/annualmeeting2021, and we strongly encourage you to check this website prior to the Annual Meeting. Note that the decision to proceed with a virtual-only meeting this year does not necessarily mean that we will utilize a virtual-only format or any means of remote communication for future annual meetings.

Who is entitled to attend the Annual Meeting?

All of our shareholders of record as of the close of business on the record date, or their duly appointed proxy holders, may attend the Annual Meeting online at www.virtualshareholdermeeting.com/BBBY2021. If you are not a shareholder of record but hold shares through a broker, bank or other nominee, you should contact your broker, bank, or other nominee as soon as possible, so that you can be provided with a control number and gain access to the meeting.

How do I attend the Annual Meeting and submit questions or make comments?

If you are a registered holder of the Company’s common stock, you do not need to register in advance to attend the Annual Meeting. To be admitted to the Annual Meeting at www.virtualshareholdermeeting.com/BBBY2021, you must enter the control number found on your proxy card. If you hold your shares in street name, contact your broker, bank, or other nominee as soon as possible, so that you can be provided with a control number and gain access to the meeting. Shareholders may vote electronically and submit questions online while attending the Annual Meeting.

If you wish to submit a question or make a comment during the Annual Meeting, you may log into the virtual meeting at www.virtualshareholdermeeting.com/BBBY2021 and type a question into the “Ask a Question” field and click “Submit.” This year, shareholders may also submit questions in advance of the meeting by visiting www.proxyvote.com and selecting the “Submit Questions” option. Please have your control number available as you will need it when accessing www.proxyvote.com. Questions that are substantially similar may be grouped and answered to avoid repetition.

Questions or comments pertinent to meeting matters will be addressed during the Annual Meeting, subject to time constraints. Questions or comments that relate to proposals that are not properly before the Annual Meeting, relate to matters that are not proper subject for action by shareholders, are irrelevant to the Company’s business, relate to material non-public information of the Company, relate to personal concerns or grievances, are derogatory to individuals or that are otherwise in bad taste, are in substance repetitious of a question or comment made by another shareholder, or are not otherwise suitable for the conduct of the Annual Meeting as determined in the sole discretion of the Company, will not be answered.

What if I have trouble accessing the Annual Meeting?

Technical support will be available by phone to address any technical difficulties beginning 15 minutes before the start time of the Annual Meeting and will remain available until the meeting has ended. The phone numbers for contacting technical support will be posted on the log-in page for the virtual meeting at www.virtualshareholdermeeting.com/BBBY2021.

How do I vote?

The Company encourages you to use the electronic means available to you to vote your shares. How you vote will depend on how you hold your shares of Bed Bath & Beyond Inc. common stock.

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OTHER MATTERS

Shareholder of Record

If your shares are registered directly in your name with Bed Bath & Beyond Inc.’s transfer agent, American Stock Transfer & Trust Company, you are considered the shareholder of record with respect to those shares, and these proxy materials are being sent directly to you. If you hold restricted stock under the 2012 Plan, you are also considered the shareholder of record with respect to those shares. As the shareholder of record, you have the right to vote by proxy through any of the below methods.

Vote by Internet	Vote by Phone	Vote by Mail
www.proxyvote.com	1-800-690-6903	Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717

Voting by any of these methods will not affect your right to attend the Annual Meeting and vote online at www.virtualshareholdermeeting.com/BBBY2021. However, for those who will not be voting at the Annual Meeting, your proxy must be received by no later than 11:59 P.M. Eastern Daylight Time on June 16, 2021.

Beneficial Owner

Most shareholders of Bed Bath & Beyond Inc. hold their shares through a stockbroker, bank or other nominee, rather than directly in their own name. If you hold your shares in one of these ways, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker or nominee who is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker on how to vote. Your broker or nominee has enclosed a voting instruction form for you to use in directing the broker or nominee on how to vote your shares. If you hold your shares through a New York Stock Exchange member brokerage firm, such member brokerage firm has the discretion to vote shares held on your behalf with respect to the appointment of the Company’s auditors, but not with respect to any other proposal, as more fully described under “What is a broker ‘non-vote’?”

Can I change my vote?

Yes. If you are the shareholder of record, you may revoke your proxy before it is exercised by doing any of the following:

●	sending a letter to the Company stating that your proxy is revoked;
●	signing a new proxy and sending it to the Company; or
●	attending the Annual Meeting virtually and voting by ballot.

Beneficial owners should contact their broker or nominee for instructions on changing their vote.

How many votes must be present to hold the Annual Meeting?

A “quorum” is necessary to hold the Annual Meeting. A quorum is a majority of the votes entitled to be cast by the shareholders entitled to vote at the Annual Meeting. They may be present at the Annual Meeting or represented by proxy. Abstentions and broker “non-votes” are counted as present and entitled to vote for purposes of determining a quorum but are not counted for purposes of determining any of the proposals to be voted on.

2021 proxy statement	83

OTHER MATTERS

How many votes are needed to approve the proposals?

At the Annual Meeting, a “FOR” vote by a majority of votes cast is required to (i) elect each nominee for director (Proposal 1), (ii) ratify the selection of KPMG LLP as the Company’s independent auditors for fiscal 2021 (Proposal 2) and (iii) approve, by non-binding vote, the say-on-pay proposal (Proposal 3).

A “FOR” vote by a “majority of votes cast” means that the number of shares voted “FOR” exceeds the number of votes “AGAINST.” Abstentions and broker non-votes shall not constitute votes “FOR” or votes “AGAINST.”

With respect to Proposal 1, the election of directors, if a nominee who is an incumbent director fails to receive a “FOR” vote by a majority of votes cast, then such nominee must immediately tender his or her resignation, and the Board will decide, through a process managed by the Nominating and Corporate Governance Committee (excluding from the process such nominee), whether to accept the resignation. In the event of such a situation, the Board intends to complete this process promptly after the Annual Meeting but no later than 90 days from the date of the certification of the election results. The Company will file a Form 8-K to disclose its decision and an explanation of such decision.

What is an abstention?

An abstention is a properly signed proxy card which is marked “abstain.”

What is a broker “non-vote”?

A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner. Under current applicable rules, Proposal 2 is a “discretionary” item upon which brokers that hold shares as nominee may vote on behalf of the beneficial owners if such beneficial owners have not furnished voting instructions by the tenth day before the Annual Meeting.

However, brokers that hold shares as nominee may not vote on behalf of the beneficial owners on the following proposals unless you provide voting instructions: Proposal 1, the election of directors; and Proposal 3, the say-on-pay proposal. Therefore, if your shares are held by such nominee, please instruct your broker regarding how to vote your shares on each of these proposals. This will ensure that your shares are counted with respect to each of these proposals.

What if I receive more than one proxy card and/or voting instruction card?

This means that you have multiple accounts holding shares of the Company. These may include: accounts with our transfer agent; shares held by the administrator of our employee stock purchase plan; and accounts with a broker, bank or other holder of record. In order to vote all of the shares held by you in multiple accounts, you will need to vote the shares held in each account separately. Please follow the voting instructions provided on each proxy card to ensure that all of your shares are voted.

Will any other matters be acted on at the Annual Meeting?

If any other matters are properly presented at the Annual Meeting or any adjournment, the persons named in the proxy will have discretion to vote on those matters. As of April 15, 2021, which is the date by which any proposal for consideration at the Annual Meeting submitted by a shareholder must have been received by the Company to be presented at the Annual Meeting, and as of the date of this Proxy Statement, the Company did not know of any other matters to be presented at the Annual Meeting.

84

OTHER MATTERS

Who pays for this proxy solicitation?

The Company will pay the expenses of soliciting proxies. In addition to solicitation by mail, proxies may be solicited in person or by telephone or other means by directors or associates of the Company. The Company will also reimburse brokerage firms and other nominees, custodians and fiduciaries for costs incurred by them in mailing proxy materials to the beneficial owners of shares held of record by such persons.

Whom should I contact with other questions?

If you have additional questions about this Proxy Statement or the Annual Meeting or would like additional copies of this document or our 2020 Annual Report on Form 10-K, please contact: Bed Bath & Beyond Inc., 650 Liberty Avenue, Union, NJ 07083, Attention: Investor Relations Dept., Email: ir@bedbath.com. These documents are also available in the Investor Relations section of the Company’s website at www.bedbathandbeyond.com.

householding

Unless we have received contrary instructions, we are mailing one copy of the proxy materials (other than the proxy card) to record holders who have the same address and last name. Such record holders will continue to receive separate proxy cards. We refer to this practice as householding.

If you are a record holder who participates in householding and wish to receive separate copies of the proxy materials for the 2021 Annual Meeting or future Annual Meetings, then please contact the Company’s Investor Relations Department at 650 Liberty Avenue, Union, New Jersey 07083, or by emailing ir@bedbath.com. We will promptly deliver separate copies of the proxy materials for the 2021 Annual Meeting upon receiving your request.

If you are a record holder who is eligible for householding and do not currently participate in the program but would like to, then please contact Investor Relations at the address or phone number indicated above.

If you are a beneficial owner, then please contact your stockbroker, bank or other holder of record to receive one or separate copies of the proxy materials.

next year’s annual meeting

Proposals that shareholders intend to be eligible for inclusion in the Company’s proxy materials for the 2022 Annual Meeting of Shareholders pursuant to the SEC’s proxy rules (i.e., Rule 14a-8) must be received by the Company no later than January 17, 2022.

Any shareholder intending to include a director nominee in the Company’s proxy materials for the 2022 Annual Meeting of Shareholders pursuant to Article II, Section 11 of the Company’s Amended and Restated Bylaws (i.e. proxy access) should carefully review the requirements for using proxy access, as described in such Section. The Company must receive a shareholder’s nomination, with all required information, between the close of business on December 18, 2021 and the close of business on January 17, 2022.

Under the Company’s Amended and Restated Bylaws, any proposal for consideration at the 2022 Annual Meeting of Shareholders submitted by a shareholder other than pursuant to the two methods described above will be considered timely only if it is received by the Company between the close of business on February 17, 2022 and the close of business on March 19, 2022, and is otherwise in compliance with the requirements set forth in the Company’s Amended and Restated Bylaws. If the date of the 2022 Annual Meeting of Shareholders is more than 30 days before or more than 60 days after the anniversary date of the 2021 Annual Meeting of Shareholders, notice must be received no earlier than the close of business on the 120th day prior to the 2022 Annual Meeting of Shareholders and not later than the close of business on the 90th day prior to the 2022 Annual Meeting of Shareholders, or if the first public announcement of the date of the 2022 Annual Meeting of Shareholders is less than 100 days prior to the date of the 2022 Annual Meeting of Shareholders, the 10th day following the date on which notice of the date of the meeting is given to shareholders or made public, whichever occurs first.

Any information required to be received by the Company, as described above, should be sent to the Company’s Corporate Secretary at 650 Liberty Avenue, Union, New Jersey 07083, Attn: c/o Corporate Secretary.

2021 proxy statement	85

OTHER MATTERS

cautionary note regarding forward-looking statements

This proxy statement and related materials contain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) about future events and expectations that are inherently uncertain. These forward looking statements include, but are not limited to, our progress and anticipated progress towards our long-term strategic objectives. Many of these forward-looking statements can be identified by use of words such as “may,” “will,” “expect,” “anticipate,” “approximate,” “estimate,” “assume,” “continue,” “model,” “project,” “plan,” “goal” or similar expressions. We caution you that a number of important factors could cause our actual results and future financial condition to differ materially from the plans, targets, goals, expectations, estimates and intentions expressed in such forward-looking statements. Such factors include, without limitation: general economic factors beyond our control, including the impact of the COVID-19 pandemic, and changes in the economic climate and related changes in the retail environment; competition from existing and potential competitors and the use of emerging technologies and unanticipated changes in the pricing and other practices of competitors in our industry; changes in consumer preferences, spending habits and adoption of new technologies; demographics and other macroeconomic factors that may impact the level of spending for the types of merchandise we sell; challenges in executing our omni-channel strategy and expanding our ecommerce operations; our ability to establish and maintain the appropriate mix of digital and physical presence in the markets we serve; and our ability to successfully execute our store network optimization strategies and divestiture activities. A further description of these and other risks and uncertainties can be found in the Company’s Annual Report on Form 10-K for the year ended February 27, 2021 and the Company’s other filings with the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. We undertake no obligation to update or revise any forward-looking statements.

86

appendix A

non-GAAP financial measures

The Company reports its financial results in accordance with GAAP. The Company also reports certain non-GAAP financial measures that it believes provide management, analysts, investors and other users of the Company’s financial information with meaningful supplemental information regarding the performance of the Company’s business. These non-GAAP financial measures include, but are not limited to, adjusted earnings before interest, income taxes, depreciation and amortization (“EBITDA”) and adjusted Selling, General and Administrative expenses (“SG&A”). The Company also uses certain non-GAAP financial measures in its short term annual incentive compensation program (“STIP”). These non-GAAP financial measures should not be considered superior to, but rather in addition to other financial measures prepared by the Company in accordance with GAAP. The Company’s method of determining these non-GAAP financial measures may be different from other companies’ methods and, therefore, may not be comparable to those used by other companies and the Company does not recommend the sole use of these non-GAAP measures to assess its financial and earnings performance.

NON-GAAP RECONCILIATION
RECONCILIATION OF NET (LOSS) INCOME TO EBITDA AND ADJUSTED EBITDA

(IN MILLIONS)
(UNAUDITED)

	Twelve Months Ended February 27, 2021
		Excluding
	Reported	Loss on sale of businesses	Restructuring and transformation expenses	Impairment Charges	Benefit from reduction of incremental markdown reserves	Gain on extinguishment of debt	Total income tax impact	Total impact	Adjusted
Net (loss) income	$(151)	$1	$150	$127	$(67)	$(77)	$(106)	$28	$(123)
Depreciation and amortization	341	—	(18)	—	—	—	—	(18)	323
Gain on extinguishment of debt	(77)	—	—	—	—	77	—	77	—
Interest expense	77	—	—	—	—	—	—	—	77
(Benefit) provision for income taxes	(186)	—	—	—	—	—	106	106	(80)
EBITDA	$4	$1	$132	$127	$(67)	$—	$—	$193	$197

SG&A RECONCILIATION

(IN MILLIONS)

	Twelve Months Ended
	February 27, 2021	February 29, 2020	Savings
Reported SG&A	$3,224	$3,732	$508
Adjustments for one time items excluded for STIP purposes(a)			122
Adjusted SG&A for STIP purposes			$630
(a)	In accordance with the defined metrics of the STIP, reported SG&A is adjusted for certain one-time Non-GAAP items for both fiscal 2019 and 2020, and also excludes the change in the distribution and fulfillment costs which are reclassed to gross profit for financial reporting purposes.

2021 proxy statement	87

BED BATH & BEYOND INC.
650 LIBERTY AVENUE
UNION, NJ 07083

VOTE BY INTERNET
Before The Meeting - Go to www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Daylight Time on June 16, 2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/BBBY2021

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Daylight Time on June 16, 2021. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
D53914-P55156	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

BED BATH & BEYOND INC.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES AND "FOR" PROPOSALS 2 AND 3.

1.	To elect ten directors to serve until the Annual Meeting in 2022 and until their respective successors have been elected and qualified.
	Nominees:		For	Against	Abstain			For	Against	Abstain
	1a.	Harriet Edelman	☐	☐	☐	1f.	Virginia P. Ruesterholz	☐	☐	☐
	1b.	Mark J. Tritton	☐	☐	☐	1g.	Joshua E. Schechter	☐	☐	☐
	1c.	John E. Fleming	☐	☐	☐	1h.	Andrea M. Weiss	☐	☐	☐
	1d.	Sue E. Gove	☐	☐	☐	1i.	Mary A. Winston	☐	☐	☐
	1e.	Jeffrey A. Kirwan	☐	☐	☐	1j.	Ann Yerger	☐	☐	☐

		For	Against	Abstain
2.	To ratify the appointment of KPMG LLP as independent auditors for the 2021 fiscal year.	☐	☐	☐
3.	To approve, by non-binding vote, the 2020 compensation paid to the Company’s Named Executive Officers (commonly known as a “say-on-pay” proposal).	☐	☐	☐
4.	To transact such other business as may properly be brought before the Annual Meeting or any adjournment or adjournments.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

SIGN, DATE AND MAIL YOUR PROXY TODAY, UNLESS
YOU HAVE VOTED BY INTERNET OR TELEPHONE.

IF YOU HAVE NOT VOTED BY INTERNET OR TELEPHONE, PLEASE DATE, MARK, SIGN AND
RETURN THIS PROXY PROMPTLY. YOUR VOTE MUST BE RECEIVED NO LATER THAN
11:59 P.M. EDT, JUNE 16, 2021, TO BE INCLUDED IN THE VOTING RESULTS.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Combined Document is available at www.bedbathandbeyond.com/annualmeeting2021

NOTE: In the event that applicable law does not allow virtual-only meetings at the time of our Annual Meeting, we will also hold an in-person meeting at the same date and time at our principal executive office at 650 Liberty Avenue, Union, NJ 07083 in addition to the virtual meeting. In such case, we will announce the decision to do so at least one week in advance of the Annual Meeting, by press release and in a filing with the U.S. Securities and Exchange Commission, as well as in materials made available at www.bedbathandbeyond.com/annualmeeting2021, and we strongly encourage you to check this website prior to the Annual Meeting.

D53915-P55156

PROXY CARD

BED BATH & BEYOND INC.

ANNUAL MEETING OF SHAREHOLDERS JUNE 17, 2021, 10:00 A.M. EDT

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Harriet Edelman, Mark J. Tritton and Arlene Hong, or any one of them, acting singly, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all the shares of common stock of Bed Bath & Beyond Inc. held of record by the undersigned at the close of business on May 3, 2021, at the Annual Meeting of Shareholders to be held on June 17, 2021, or any adjournment thereof.

IF THIS PROXY IS PROPERLY EXECUTED AND RETURNED, THE SHARES REPRESENTED HEREBY WILL BE VOTED, IF NOT OTHERWISE SPECIFIED, FOR THE ELECTION OF ALL NOMINEES, FOR PROPOSAL 2, AND FOR PROPOSAL 3.

Address changes and comments may be directed to Bed Bath & Beyond Inc.'s Investor Relations Department
at ir@bedbath.com

CONTINUED AND TO BE SIGNED AND DATED ON THE REVERSE SIDE.